SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-11(c) or § 240.14a-12

IRVINE SENSORS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IRVINE SENSORS CORPORATION

3001 RED HILL AVENUE

COSTA MESA, CALIFORNIA 92626

                    , 2006

TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:

We cordially invite you to attend the 2006 Annual Meeting of Stockholders of Irvine Sensors Corporation (the “Company”), which will be held at the Ayres Hotel, 325 South Bristol Street, Costa Mesa, California 92626, on Tuesday, March 7, 2006, at 2:00 p.m., Pacific Time. The formal meeting notice, proxy statement, proxy card and copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 2, 2005 are enclosed herewith.

In December 2005, the Company acquired (the “Acquisition”) 70% of the outstanding capital stock of Optex Systems, Inc., a privately-held manufacturer of telescopes, periscopes, lenses and other optical systems and instruments (“Optex”), and obtained the right to purchase the remaining 30% of the capital stock of Optex. Because the shares of the Company’s common stock (the “Common Stock”) issued or to be issued to finance the Acquisition represented approximately 20% of the Company’s outstanding Common Stock, the Nasdaq Marketplace Rules mandate stockholder approval to issue any further shares of Common Stock to purchase the balance of the Optex capital stock and upon conversion of certain indebtedness incurred to finance the Acquisition or upon exercise of certain warrants issued in connection with the Acquisition. Accordingly, at the Annual Meeting, the Company’s stockholders will be asked to approve four proposals involving the prospective issuance of the Company’s Common Stock in connection with the Acquisition, including: (1) the issuance of 2,692,308 shares of Common Stock to the previously sole shareholder of Optex to acquire the remaining 30% of Optex capital stock; (2) the issuance of 982,503 shares of Common Stock to certain private equity firms upon the conversion of Series 2 senior subordinated convertible notes issued in connection with the Acquisition in the aggregate principal amount of $2,554,507, the issuance of 343,876 shares of Common Stock to the same private equity firms upon the exercise of related Series 2 warrants and the issuance of additional shares of Common Stock to retire interest due under all notes or in connection with possible anti-dilution adjustments under all notes and all warrants issued to such private equity firms; (3) the issuance of a warrant to purchase up to 84,860 shares of Common Stock, and the issuance of the underlying shares of Common Stock upon exercise of such warrant, to the holder of the senior bank debt incurred in connection with the Acquisition; and (4) the issuance of 192,308 shares of Common Stock to a consulting firm owned by one of the Company’s directors in lieu of payment of a cash success fee earned in connection with the Acquisition and authority to issue additional shares of Common Stock in the future should such director earn additional success fees under a consulting agreement. In addition, at the Annual Meeting, stockholders will be asked to elect nine directors, approve a 2006 Stock Incentive Plan, including an authorization of 1,900,000 shares for issuance thereunder and to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending October 1, 2006. The enclosed proxy statement explains the items of business to come formally before the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

Sincerely yours,

MEL R. BRASHEARS

Chairman of the Board

IRVINE SENSORS CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 7, 2006

TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Irvine Sensors Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, March 7, 2006, at 2:00 p.m. Pacific Time at the Ayres Hotel, 325 South Bristol Street, Costa Mesa, California 92626 for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To approve the issuance of 2,692,308 shares of the Company’s common stock (the “Common Stock”) to Timothy Looney to purchase the remaining 30% of the capital stock of Optex Systems, Inc. (“Optex”);

2.	To approve the issuance of 982,503 shares of Common Stock upon conversion of Series 2 senior subordinated secured convertible notes in the aggregate principal amount of $2,554,507 issued to Pequot to finance the Company’s acquisition of 70% of the capital stock of Optex (the “Acquisition”), the issuance of 343,876 shares of Common Stock upon the exercise of related Series 2 warrants and the issuance of additional shares of Common Stock for the repayment of interest under all notes and any anti-dilution adjustments under all notes and warrants issued to Pequot;

3.	To approve the issuance of a warrant to purchase up to 84,860 shares of Common Stock, and the issuance of the underlying shares of Common Stock upon exercise of such warrant, to the holder of the Company’s senior secured bank debt, which debt was used to finance the Acquisition;

4.	To approve the issuance of 192,308 shares of Common Stock to a consulting firm owned by one of the Company’s directors in lieu of payment of a cash success fee earned in connection with the Acquisition, and the issuance of additional shares of Common Stock in the future should such director earn additional success fees under a consulting agreement;

5.	To elect nine directors, each to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified;

6.	To approve the Irvine Sensors Corporation 2006 Stock Incentive Plan and to authorize the issuance of 1,900,000 shares of Common Stock thereunder;

7.	To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending October 1, 2006; and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record at the close of business on January 23, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s executive offices located at 3001 Red Hill Avenue, Costa Mesa, California 92626 and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please mark, sign, date and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the closing of the polls at the Annual Meeting. If you attend the Annual Meeting and you choose to vote in person at the Annual Meeting by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If you hold your shares in the name of a broker, bank or other nominee, please provide appropriate voting instructions to that nominee. Absent such instructions, your nominee may determine to vote your shares at its own discretion. If you wish to attend the Annual Meeting and vote shares held for you by a nominee, please be sure to obtain a proxy from that nominee allowing you to cast your vote in person.

By order of the Board of Directors,

John J. Stuart, Jr.
Costa Mesa, California , 2006	Chief Financial Officer, Senior Vice President and Secretary

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IRVINE SENSORS CORPORATION

3001 Red Hill Avenue

Costa Mesa, California 92626

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 7, 2006

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Irvine Sensors Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on March 7, 2006, and at any adjournment(s) or postponements(s) thereof (the “Annual Meeting”). The Annual Meeting will be held at 2:00 p.m., Pacific Time, at the Ayres Hotel, 325 South Bristol Street, Costa Mesa, California 92626. These proxy solicitation materials are being mailed on or about                     , 2006, together with the Company’s Annual Report on Form 10-K for the fiscal year ended October 2, 2005, to all stockholders entitled to vote at the Annual Meeting.

Purpose of the Meeting

In December 2005, the Company acquired (the “Acquisition”) 70% of the outstanding capital stock of Optex Systems, Inc., a privately-held manufacturer of telescopes, periscopes, lenses and other optical systems and instruments (“Optex”), and was granted the right to purchase the remaining 30% of the capital stock of Optex (the “Buyer Option”). Because the shares of the Company’s common stock, $0.01 par value (the “Common Stock”), issued or to be issued in connection with the Acquisition represented approximately 20% of the Company’s outstanding Common Stock, the Nasdaq Marketplace Rules mandate that stockholder approval be obtained in order to issue any other equity securities of the Company in connection with the Acquisition. Proposals One through Four specifically authorize, among other things, the issuance of additional equity securities of the Company (i) upon conversion or cancellation of certain indebtedness incurred in connection with the Acquisition, (ii) upon exercise of certain warrants issued in connection with the Acquisition and (iii) as consideration for the Buyer Option. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice and are described in more detail in this proxy statement.

Voting; Quorum

The Company has authorized two classes of voting securities: Common Stock (80,000,000 shares authorized) and preferred stock (500,000 shares authorized). On January 23, 2006, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting,             shares of the Company’s Common Stock were issued and outstanding and no shares of preferred stock were issued and outstanding. On the record date, there were             holders of record of the Company’s Common Stock according to information provided by the Company’s transfer agent. Each holder of Common Stock is entitled to one vote on each matter brought before the Annual Meeting for each share of Common Stock held by such stockholder on the record date. The holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

Under the Company’s Certificate of Incorporation, cumulative voting is permitted in the election of directors. Under cumulative voting rules, every stockholder voting in the election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the By-Laws at the time of voting. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to commencement of voting and any stockholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such stockholder’s intention to cumulate votes.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved. In the election of directors, the nine nominees receiving the highest number of affirmative votes shall be elected; broker non-votes and votes marked “withhold” will not affect the outcome of the election. All other Proposals require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

Proxies

If the enclosed proxy card is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals One, Two, Three, Four, Six and Seven described in this proxy statement and the accompanying notice.

You may revoke or change your proxy at any time before the closing of the polls at the Annual Meeting by any of the following actions: (i) delivering a written notice of revocation to the Secretary of the Company at the Company’s principal executive offices at 3001 Red Hill Avenue, Bldg. 4-108, Costa Mesa, California 92626, (ii) delivering a duly executed proxy bearing a later date to the Secretary of the Company or (iii) personally attending the Annual Meeting and revoking your proxy. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you affirmatively indicate at the Annual Meeting your intention to vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile, electronic or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. The Company may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If so, the Company will pay the proxy solicitor reasonable and customary fees. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

Stockholder proposals that are intended to be presented at the Company’s 2007 Annual Meeting of Stockholders and included in the proxy solicitation materials related to that meeting must be received by the Company no later than                     , 2006, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. All stockholder proposals must be in compliance with applicable laws and regulations and the Company’s By-Laws in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2007 Annual Meeting of Stockholders. Stockholders are advised to review the Company’s By-Laws, which contain additional procedural and substantive requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. The deadline under the Company’s current By-Laws for submitting a stockholder proposal or a nomination for a director that is not to be included in the proxy solicitation materials is also                     , 2006. Stockholder proposals should be addressed to the Secretary of the Company at the Company’s principal executive offices located at 3001 Red Hill Avenue, Bldg. 4-108, Costa Mesa, California 92626.

In addition, the proxy solicited by the Board for the 2007 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than                     , 2006, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Company’s By-Laws and conditions established by the Securities and Exchange Commission.

The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holder discretionary authority to vote on any matter properly brought before the Annual Meeting.

Voting Electronically Via the Internet or Telephone

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. If your bank or brokerage firm provides for voting over the Internet or by telephone, your voting form will provide instructions for such alternative methods of voting. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instructions in the envelope provided.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE:

APPROVAL OF ISSUANCE OF 2,692,308 SHARES OF COMMON STOCK TO TIMOTHY

LOONEY UPON EXERCISE OF THE BUYER OPTION

Optex Acquisition and Buyer Option

On December 30, 2005, the Company purchased 70% of the issued and outstanding capital stock of Optex from Timothy Looney, the sole shareholder of Optex, in consideration for an initial cash payment of $14 million, subject to adjustment upon completion of Optex’s 2005 audit, and a potential payment to Mr. Looney of up to an additional $4 million in a cash earnout based upon the percentage of net cash flow generated from the Optex business for each of the next three fiscal years, pursuant to a Stock Purchase Agreement among the Company, Optex and Mr. Looney. As a result of the transaction, Optex became the Company’s majority-owned subsidiary.

In connection with the Acquisition, the Company also entered into a Buyer Option Agreement on December 30, 2005 with Optex and Mr. Looney, pursuant to which the Company has agreed to purchase the remaining 30% of the issued and outstanding capital stock of Optex from Mr. Looney in consideration for the issuance to Mr. Looney of 2,692,308 shares of Common Stock, upon approval of the Company’s stockholders. The Board has determined that it is advisable and in the best interests of the Company and its stockholders to issue 2,692,308 shares of Common Stock to Mr. Looney in consideration for the remaining 30% of the issued and outstanding capital stock of Optex in accordance with the terms of the Buyer Option Agreement. After consummating the transaction described in this proposal, Optex will become the Company’s wholly-owned subsidiary. Under Delaware law, the Company’s stockholders do not have any “dissenters’ rights” or rights to an appraisal of the value of their shares in connection with the acquisition of the capital stock of Optex.

The Board recommends that the stockholders vote FOR approval of the issuance of 2,692,308 shares of the Company’s Common Stock to Mr. Looney in consideration for the remaining 30% of the issued and outstanding capital stock of Optex in accordance with the terms of the Buyer Option Agreement.

Reasons for the Issuance of Common Stock to Timothy Looney

The Company and the Board believe that the issuance of Common Stock to Mr. Looney will benefit the Company in several ways, including:

•	Allow the Company to Fully Consolidate Any Net Income of Optex for Financial Reporting Purposes. Ownership of only 70% of Optex will require that 30% of any net income of Optex be allocated to a minority interest, rather than being allocated to the interest of Irvine Sensors stockholders. The Company believes that it is in the interests of its stockholders to be able to fully consolidate Optex’s potential future net income. The transaction described in this proposal will provide the Company with the 100% ownership interest required to achieve that end.

•	Allow the Company to Consolidate Its Financial Results for Tax Purposes. Consolidation of the Company’s financial results for tax purposes requires the ownership of at least 80% or more of a subsidiary. Although the regulations for application of net carry forward loss are complex and it is presently unknown to what extent, if any, the Company may be able to apply its net carry forward loss to shelter the pre-tax income, if any, of Optex, the Company believes that it is in the interests of stockholders for the Company to have the ability to consolidate its financial results for tax purposes. The transaction described in this proposal will provide the Company with a 100% ownership interest in Optex compared to the Company’s current 70% ownership interest.

•	Simplify Corporate Structure. The acquisition of the balance of the outstanding capital stock of Optex will also simplify the Company’s corporate structure and financial reporting, which the Company believes will enable it to more fully control Optex and integrate its operations into the Company’s own operations, eliminate the potential conflicts that may arise with having a substantial minority shareholder of a subsidiary, and better enable the Company to pursue additional opportunities with Optex.

•	Increase the Company’s Control. With 100% ownership of Optex, the Company will have greater voting and operational control over the Optex business. If the value of Optex increases, the Company will have a greater ability to capitalize on that value in a liquidity event.

•	Improve Return on Investment. Management and the Board believe that increasing the Company’s ownership interest in Optex will improve the Company’s return on investment and create additional value for the Company’s stockholders. The Company believes that it will realize a significant return on its increased equity interest in Optex.

Reasons for Stockholder Approval

Because the issuance of 2,692,308 shares of Common Stock to Mr. Looney, when aggregated with the issuance of other securities in connection with the financing raised to fund the acquisition of the capital stock of Optex, would exceed 20% of the Company’s outstanding capital stock, the Company is asking its stockholders to approve the issuance of 2,692,308 shares of Common Stock to Mr. Looney in consideration for the remaining 30% of the issued and outstanding capital stock of Optex in accordance with the terms of the Buyer Option Agreement. Stockholder approval of this proposal is being sought solely to comply with the Nasdaq Marketplace Rules governing the issuance of securities in connection with the acquisition of stock of another company when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock. Because this transaction is with a private shareholder, the Company’s stockholders are not being asked to approve the acquisition of Optex or the terms of the Stock Purchase Agreement.

Effect upon Rights of Existing Stockholders

The Company’s current stockholders will continue to own their existing shares after the transaction described in this proposal. The Company’s stockholders are not participating in nor receiving any consideration from the transaction described in this proposal. The Company’s stockholders should not send in their share certificates because their share certificates will not be exchanged in connection with the transaction described in this proposal. If stockholders approve this proposal, and shares of Common Stock are issued to Mr. Looney, the principal effect upon the rights of existing stockholders will be a dilution in their current percentage ownership in Irvine Sensors, and the sale into the public market of those shares could materially and adversely affect the market price of the Company’s Common Stock.

Interests of Directors, Officers and Affiliates

One of the Company’s directors, Chris Toffales, is a party to a consulting agreement pursuant to which Mr. Toffales and CTC Aero, LLC, an entity that he manages and owns, earned a success fee of $500,000 in connection with the Acquisition. Currently, this consulting fee is payable in cash; however, as described in Proposal Four below, the Company has decided to seek stockholder approval to enable the Company to pay this consulting fee with 192,308 shares of Common Stock in lieu of cash. CTC Aero also earned a fee of approximately $127,500 in connection with the closing of the transactions described in Proposals Two below, payable by Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P., the purchasers of the senior subordinated secured convertible notes issued in connection with the Acquisition.

In addition, the Company entered into an employment agreement with Mr. Looney pursuant to which he serves and has been appointed as one of the Company’s Vice Presidents and as the President of Optex. This employment agreement became effective immediately after the closing of the Acquisition. For information about Mr. Looney’s employment agreement, please see “Related Party Transactions.”

Stockholders are urged to carefully consider the present and future interests described above prior to voting on this Proposal One.

Registration Rights Agreement

The shares of the Company’s Common Stock issued to Mr. Looney in connection with the transaction contemplated by the Buyer Option Agreement will be issued in reliance on one or more exemptions from the registration requirements of federal and state securities laws. As a result, Mr. Looney may not sell any of the shares of the Company’s Common Stock he receives in this transaction except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of those shares, or an applicable exemption under the Securities Act.

The Company has entered into a Registration Rights Agreement with Mr. Looney granting him registration rights with respect to the shares of Common Stock he receives in the transaction described in this proposal. Pursuant to the Registration Rights Agreement with Mr. Looney, the Company is required to register all or part of his shares on Form S-3. In addition, Mr. Looney will be able to require the Company to include his shares in future registration statements that the Company files, subject to reduction at the option of the underwriters of such an offering. Upon any of these registrations, these shares will be freely tradable in the public market without restriction. The Company will be obligated under the Registration Rights Agreement to pay the registration expenses incurred in connection with any registration, qualification or compliance relating to Mr. Looney’s registration rights. In addition, the Company has agreed to indemnify and hold harmless Mr. Looney (and his affiliates) against certain liabilities, including liabilities under the Securities Act, or to contribute to payments Mr. Looney (or his affiliates) may be required to make because of any of those liabilities.

Vote

The Company will not be able to complete the transaction under the Buyer Option Agreement to acquire the remaining 30% of Optex unless all of the conditions to closing contemplated by the Buyer Option Agreement are satisfied, including the approval of the issuance of shares of the Company’s Common Stock by holders of a majority of the outstanding shares of the Company’s Common Stock.

The affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the 2006 Annual Meeting is required by the Nasdaq Marketplace Rules to approve the issuance of shares of Common Stock to Mr. Looney in consideration for the remaining 30% of Optex.

Recommendation of the Board

The Board, including each of the directors who have no interest in the acquisition of the capital stock of Optex, has unanimously determined that the issuance of shares of Common Stock to Mr. Looney in consideration for the remaining 30% of Optex is fair to, and advisable and in the best interests of, the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” the issuance of shares of Common Stock to Mr. Looney in consideration for the remaining 30% of Optex.

PROPOSAL TWO:

APPROVAL OF THE ISSUANCE TO PEQUOT OF 982,503 SHARES OF COMMON STOCK UPON CONVERSION OF SERIES 2 SENIOR SUBORDINATED SECURED CONVERTIBLE NOTES IN THE AGGREGATE PRINCIPAL AMOUNT OF $2,554,507 ISSUED TO FINANCE THE ACQUISITION, THE ISSUANCE TO PEQUOT OF 343,876 SHARES OF COMMON STOCK UPON EXERCISE OF RELATED SERIES 2 WARRANTS AND THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK FOR THE REPAYMENT OF INTEREST UNDER ALL NOTES AND ANY ANTI-DILUTION ADJUSTMENTS UNDER ALL NOTES AND ALL WARRANTS ISSUED TO PEQUOT

General

In order to finance the cash portion of the Acquisition as described in more detail in Proposal One above, on December 30, 2005, the Company entered into a Securities Purchase Agreement with Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (collectively, “Pequot”), pursuant to which the Company closed a private placement (the “Private Placement”) of senior subordinated secured convertible notes in the original aggregate principal amount of $10 million (collectively, the “Notes”) and issued to Pequot four-year warrants (collectively, the “Warrants”) to purchase an aggregate of 1,346,154 shares of the Company’s Common Stock at an exercise price of $3.10 per share (subject to adjustment for stock splits, stock dividends, recapitalizations and the like and for certain price dilutive issuances). Substantially all of the proceeds from the Private Placement were used to pay a significant part of the cash portion of the consideration for the Acquisition described in Proposal One above.

The Notes were issued in two series, both of which bear interest at 3.5% per annum, subject to potential reduction over time. One series of Notes, with an aggregate face amount of $7,445,493, matures in four years (the “Series 1 Notes”). The other series of Notes, with an aggregate face amount of $2,554,507, currently matures in two years (the “Series 2 Notes”). The principal and interest under the Notes is convertible into shares of Common Stock at a conversion price per share of $2.60 (subject to adjustment for stock splits, stock dividends, recapitalizations and the like and for certain price dilutive issuances). Subject to certain conditions and limitations, the principal and interest under the Notes also may be repaid with shares of Common Stock. The Warrants also were issued in two series. One series of the Warrants is fully exercisable (the “Series 1 Warrants”) and the other series of Warrants is not exercisable unless stockholder approval is obtained (the “Series 2 Warrants”).

The Series 1 Notes currently are convertible into 2,863,651 shares of Common Stock and the Series 1 Warrants currently are exercisable for 1,002,278 shares of Common Stock. Because it is within the share issuance limitations of Nasdaq Marketplace Rule 4350(i)(1)(C), stockholders are not being asked to approve the issuance of 2,863,651 shares of Common Stock upon conversion of the Series 1 Notes or the issuance of 1,002,278 shares of Common Stock upon exercise of the Series 1 Warrants. However, because the issuance of 982,503 shares of Common Stock upon conversion of the Series 2 Notes and 343,876 shares of Common Stock upon exercise of the Series 2 Warrants, combined with the issuance of 2,863,651 shares of Common Stock upon conversion of the Series 1 Notes and 1,002,278 shares of Common Stock upon exercise of the Series 1 Warrants, together with the issuance of shares of Common Stock for repayment of interest under the Notes or potential future anti-dilution adjustments under all Notes and Warrants and the issuance of shares of Common Stock in connection with the other matters described in the other proposals set forth in this proxy statement, will exceed 20% of the outstanding shares of the Company’s Common Stock, the Company is required under the listing rules of The Nasdaq Stock Market, Inc. to seek stockholder approval for the matters set forth in Proposal Two.

The Board recommends that the stockholders vote FOR approval of Proposal Two. The Company’s officers and directors holding an aggregate of approximately 1% of the Company’s currently outstanding Common Stock have agreed to vote in favor of Proposal Two at the 2006 Annual Meeting.

Reasons for the Private Placement and Use of Proceeds

The Company consummated the Private Placement in order to finance the cash portion of the Acquisition described in Proposal One above. Substantially all of the proceeds from the Private Placement were used to pay a significant part of the cash portion of the consideration for the Acquisition described in Proposal One above, and the remainder of the proceeds may be used to finance the Company’s working capital needs.

Reasons for Issuance of Common Stock to Pequot

Under the terms of the Notes and Warrants, in the event that stockholder approval is not obtained, (i) the Series 2 Notes will be repayable only in cash on December 30, 2007 in accordance with their original terms and will not be convertible, (ii) the Series 2 Warrants will not be exercisable and will terminate ab initio, and (iii) the conversion price of the Notes and the exercise price of the Warrants will not be adjusted in connection with certain future dilutive issuances of stock if such adjustments would cause the aggregate amount of Common Stock issued under all Notes and Warrants to exceed 19.99% of the Company’s outstanding shares of Common Stock.

The indebtedness incurred with respect to the Notes is material in relation to the Company’s level of indebtedness prior to the Private Placement, the Company’s ability to service the debt from its operating cash flow and the Company’s ability to repay the debt in cash in full at maturity. The Series 2 Notes, with an aggregate face amount of $2,554,507, currently matures on December 30, 2007 and must be repaid in cash unless stockholder approval is obtained to repay the Series 2 Notes in shares of Common Stock. If such stockholder approval is not obtained, no assurance can be given that sufficient funds will be available to meet the Company’s operating needs, or to pay the principal or interest on the Series 2 Notes.

The Company and the Board believe that the issuance of Common Stock to Pequot will benefit the Company because otherwise the Company would have to repay the Series 2 Notes in cash, which cash the Company and the Board believe would be better used for the Company’s general working capital purposes.

Reasons for Stockholder Approval

The Company’s Common Stock is listed on The Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(C) (the “Nasdaq 20% Rule”) requires that an issuer obtain stockholder approval prior to the issuance of common stock or securities convertible into or exercisable for common stock in connection with the acquisition of stock of another company if such issuance would equal 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Shares of common stock issuable upon the conversion of the Notes or exercise of the Warrants issued in the Private Placement are considered Common Stock issued in connection with the acquisition of stock of another company for purposes of determining whether the 20% limit has been reached in the Private Placement. The Series 1 Notes currently are convertible into 2,863,651 shares of Common Stock and the Series 1 Warrants currently are exercisable for 1,002,278 shares of Common Stock. Because it is within the share issuance limitations of the Nasdaq 20% Rule, stockholders are not being asked to approve the issuance of 2,863,651 shares of Common Stock upon conversion of the Series 1 Notes or the issuance of 1,002,278 shares of Common Stock upon exercise of the Series 1 Warrants. However, because the issuance of 982,503 shares of Common Stock upon conversion of the Series 2 Notes and 343,876 shares of Common Stock upon exercise of the Series 2 Warrants, combined with the issuance of 2,863,651 shares of Common Stock upon conversion of the Series 1 Notes and 1,002,278 shares of Common Stock upon exercise of the Series 1 Warrants, together with the issuance of shares of Common Stock for repayment of interest under the Notes or potential future anti-dilution adjustments under all Notes and Warrants and the issuance of shares of Common Stock in connection with the other matters described in the other proposals set forth in this proxy statement, will exceed 20% of the outstanding shares of the Company’s Common Stock, the Company is seeking stockholder approval of Proposal Two in order to comply with the Nasdaq 20% Rule.

Nasdaq Marketplace Rule 4350(i)(1)(B) (the “Nasdaq Change of Control Rule”) requires listed issuers to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which may result in a change of control of the issuer. Generally, Nasdaq interpretations provide that a change of control would be deemed to occur, subject to certain limited exceptions, if after a transaction a person or an entity acquires 20% or more of an issuer’s then-outstanding capital stock. For the purposes of calculating the holding of such person or entity, Nasdaq would take into account, in addition to all of the shares of capital stock received by such person or entity in the transaction, all of the shares held by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities and exercise of any options or warrants held by such person or entity. While the Company does not believe that Pequot’s present ownership of the Series 1 Notes and Series 1 Warrants would be deemed to effect a change of control under the Nasdaq Change of Control Rule, the conversion of the Series 2 Notes or the exercise of the Series 2 Warrants, when coupled with Pequot’s current ownership of the Series 1 Notes and Series 1 Warrants, could be deemed to effect a change of control under the Nasdaq Change of Control Rule, and the Company is therefore seeking stockholder approval of Proposal Two in order to comply with the Nasdaq Change of Control Rule. Stockholders should note, however, that the change of control under Nasdaq interpretations applies only with respect to the Nasdaq Marketplace Rules and, notwithstanding those rules, the Company does not deem the Private Placement to be an actual change in control.

Pursuant to the Securities Purchase Agreement, the Company agreed to use its best efforts to hold a stockholders’ meeting and to seek stockholders’ approval for Proposal Two as soon as practicable after the closing of the Private Placement. Approval of Proposal Two will constitute approval pursuant to each of the Nasdaq 20% Rule and the Nasdaq Change of Control Rule.

Effect upon Rights of Existing Stockholders

As a result of the Private Placement, Pequot potentially could own 15% or more of the Company’s outstanding voting stock, and thus becoming an interested stockholder. Because the Board approved of the Private Placement prior to its consummation, Pequot will have the ability in the future to acquire, or engage in any other business combination with, the Company upon the affirmative vote of only a majority of the outstanding voting stock, including that owned by Pequot, as opposed to two-thirds of the Company’s outstanding voting stock that is not owned by Pequot as required by the Delaware anti-takeover laws. Upon conversion of the Notes and exercise of the Warrants, Pequot also will have significant ownership interests in the Company that may deter a third party from making an offer to buy the Company, which might involve a premium over the current stock price or other benefits for stockholders, or otherwise prevent changes in control of the Company or management.

In addition, the Notes and Warrants have certain dividend rights, liquidation preferences, preemptive rights and voting rights superior to those of the Company’s Common Stock. On certain matters, the vote of the holders of the Notes may be entitled to a separate class vote.

Existing stockholders also will suffer significant dilution in ownership interests and voting rights as a result of the issuance of shares of the Company’s Common Stock to Pequot upon the conversion of the Notes or exercise of the Warrants. Upon conversion of the Series 1 Notes and exercise of the Series 1 Warrants (at the initial conversion price of $2.60 per share and the initial exercise price of $3.10 per share), Pequot will hold in the aggregate approximately 16.6% of the Company’s outstanding voting securities. If stockholders approve the matters set forth in Proposal Two, Pequot will hold in the aggregate approximately 21.1% of the Company’s outstanding voting securities upon conversion of all Notes and exercise of all Warrants. The percentages described above do not give effect to (i) the issuance of shares of Common Stock as described in any of the other proposals in this proxy statement, (ii) the issuance of shares of Common Stock for the repayment of interest under the Notes, (iii) the issuance of shares of Common Stock for potential future anti-dilution adjustments under all Notes and Warrants or (iv) the issuance of shares of Common Stock pursuant to other outstanding options and warrants of the Company. In the event of certain future dilutive issuances of stock, the actual conversion price of the Notes and exercise price of the Warrants may differ from the initial conversion price and exercise price, and the Notes and Warrants would become convertible and exercisable into a number of shares of Common Stock representing a higher percentage of the Company’s voting securities, which would cause additional dilution to the Company’s existing stockholders. The sale into the public market of these shares also could materially and adversely affect the market price of the Company’s Common Stock.

Interests of Directors, Officers and Affiliates

The interests of one of the Company’s directors, Chris Toffales, are described in Proposal One above.

In addition, in connection with the Private Placement, the Board was expanded to nine members and Martin Hale, a Managing Director of Pequot Ventures, was appointed as a director to fill the newly-created vacancy. In connection with the Securities Purchase Agreement, so long as Pequot or their affiliates own or have the right to acquire in the aggregate not less than 500,000 shares of Common Stock issued or issuable upon conversion of the Notes, the Company has agreed to (i) cause an individual designated by Pequot Private Equity Fund III, L.P. and reasonably acceptable to the Company’s Nominating and Corporate Governance Committee to serve on the Board, (ii) nominate such designated director for reelection at each annual meeting of stockholders, (iii) provided that the designated director meets certain eligibility requirements, appoint such designated director to all committees of the Board and (iv) enter into an indemnification agreement with such director. For biographical information regarding Martin Hale, Principal of Pequot Capital Management, Inc., see “Proposal Five: Election of Directors – Nominees.”

The Series 1 Notes held by Pequot currently are convertible into 2,863,651 shares of Common Stock and the Series 1 Warrants held by Pequot currently are exercisable for 1,002,278 shares of Common Stock. The approval of Proposal Two will result in the potential issuance to Pequot of up to an aggregate of an additional 982,503 shares of Common Stock upon conversion of the Series 2 Notes and 343,876 shares of Common Stock upon exercise of the Series 2 Warrants (not giving effect to the issuance of shares of Common Stock for repayment of interest under the Notes or potential future anti-dilution adjustments under all Notes and Warrants). Under the beneficial ownership rules of the Securities and Exchange Commission, Pequot already beneficially owns approximately 16.6% of the Company’s Common Stock (pursuant to the Series 1 Notes and Series 1 Warrants) as of December 31, 2005. If Proposal Two is approved by the Company’s stockholders, Pequot potentially could beneficially own up to approximately 21.1% of the Company’s Common Stock (assuming full conversion of all Notes and full exercise of all Warrants). The percentages described above do not give effect to (i) the issuance of shares of Common Stock as described in any of the other proposals in this proxy statement, (ii) the issuance of shares of Common Stock for the repayment of interest under the Notes, (iii) the issuance of shares of Common Stock for potential future anti-dilution adjustments under all Notes and Warrants or (iv) the issuance of shares of Common Stock pursuant to other outstanding options and warrants of the Company. The approval of Proposal Two potentially would allow Pequot to significantly affect the outcome of all matters brought before stockholders. Pequot has agreed not to vote on the matters set forth in Proposal Two.

Stockholders are urged to carefully consider the present and future interests described above prior to voting on Proposal Two.

Voting Agreement

In connection with the Private Placement, each of the Company’s directors and officers have entered into a voting agreement with the Company for the benefit of Pequot pursuant to which they agreed to vote the shares of the Company’s Common Stock that they directly hold in favor of this proposal. The outstanding shares of the Company’s Common Stock subject to the voting agreement represented approximately 1% of the Company’s outstanding Common Stock on December 31, 2005.

Registration Rights Agreement

The shares of the Company’s Common Stock issued to Pequot in connection with the conversion of the Notes or exercise of the Warrants will be issued in reliance on one or more exemptions from the registration requirements of federal and state securities laws. As a result, Pequot may not sell any of the shares of the Company’s Common Stock they receive upon conversion of the Notes or exercise of the Warrants except pursuant to an effective registration statement under the Securities Act covering the resale of those shares, or an applicable exemption under the Securities Act.

The Company has entered into a Registration Rights Agreement with Pequot granting them registration rights with respect to the shares of Common Stock they receive upon conversion of the Notes or exercise of the Warrants. Pursuant to the Registration Rights Agreement with Pequot, the Company is required to register all or part of their shares on Form S-3. In addition, Pequot will be able to require the Company to include their shares in future registration statements that the Company files, subject to reduction at the option of the underwriters of such an offering. Upon any of these registrations, these shares will be freely tradable in the public market without restriction. The Company will be obligated under the Registration Rights Agreement to pay the registration expenses incurred in connection with any registration, qualification or compliance relating to Pequot’s registration rights, other than underwriting discounts and commissions. In addition, the Company has agreed to indemnify and hold harmless Pequot (and their affiliates) holding registrable securities covered by a registration statement against certain liabilities, including liabilities under the Securities Act, or to contribute to payments Pequot (or their affiliates) may be required to make because of any of those liabilities. The Company also has agreed not to grant registration rights to any other persons to include securities in the registration statement registering Pequot’s shares, except pursuant to existing registration rights agreement or with the prior written consent of the holders of at least a majority of the registrable shares.

Information about Pequot

Pequot Private Equity Fund III, L.P. (“PPE3”), is a $640 million private equity fund formed in 2000. Its general partner is a Delaware limited liability company. PPE3’s investment objective is to invest in equity and equity-related investments in public and private companies in dynamic market sectors that are typically 12 to 24 months away from broad market acceptance, irrespective of the company’s ownership profile. The fund focuses primarily on companies in the infrastructure, software and services, healthcare and defense markets.

Pequot Offshore Private Equity Partners III, L.P. (“PPE3O”), is a $90 million private equity fund formed in 2000. Its general partner is a Delaware limited liability company. PPE3O’s investment objective is to invest in equity and equity-related investments in public and private companies in dynamic market sectors that are typically 12 to 24 months away from broad market acceptance, irrespective of the company’s ownership profile. The fund focuses primarily on companies in the infrastructure, software and services, healthcare and defense markets.

For biographical information regarding Martin Hale, see “Proposal Five: Election of Directors – Nominees.”

Summary of Terms of the Notes and Warrants

Interest

Interest on the Notes is payable at a rate of 3.5% per annum and subject to reduction from time to time by 50 basis points (0.5%) for every 25% increase in the 20-trading day volume weighted average price of the Company’s Common Stock from the then-applicable conversion price of the Notes, provided that the equity conditions described below were satisfied during the sixty day period preceding the applicable interest payment date. The interest rate will increase to 18% if the Company fails to pay any installment of principal or interest under the Notes when due. Interest is payable in cash quarterly in arrears commencing on March 31, 2006. Subject to certain share issuance limitations discussed more fully below, Pequot may require the Company to pay such interest in a number of shares of Common Stock equal to the aggregate interest divided by 93% of the arithmetic average of the volume weighted average price of the Company’s Common Stock for each of the 20 consecutive trading days prior to the applicable payment date.

Maturity of the Notes and Payment of Principal

The Series 1 Notes mature on December 30, 2009 and the Series 2 Notes mature on December 30, 2007, although the maturity of the Series 2 Notes may be extended by Pequot until December 30, 2009. The Company must pay the principal balance of the Series 1 Note in 24 equal monthly installments commencing on December 30, 2007 (or such later date as Pequot may, in its sole discretion, determine). The Company must pay the principal balance of the Series 2 Note in cash on December 30, 2007 (or such later date or dates (or schedule) as Pequot may, in its sole discretion, determine, but not later than December 30, 2009).

Subject to the share issuance limitations described below and unless Pequot otherwise consents, the Company must pay each monthly installment of principal under the Series 1 Notes by issuing a number of shares of Common Stock equal to the monthly installment divided by the conversion price, if (i) all of the equity conditions described below are satisfied on and at all times during the sixty days preceding the applicable payment date and (ii) the arithmetic average of the volume weighted average price of the Company’s Common Stock for each of the 15 consecutive trading days prior to such payment date is greater than $2.86 (as adjusted for any stock splits, stock combinations and similar events). However, unless waived by Pequot, the aggregate number of shares issuable by the Company to Pequot as payment in respect of a monthly installment can not exceed 25% of the arithmetic average of the daily trading volume for each of the 20 consecutive trading days preceding such payment date. Any monthly installment or any portion of a monthly installment that is not required or permitted to be paid in shares of Common Stock must be paid by the Company in cash.

Subject to the share issuance limitations described below, the Company may pay each monthly installment of principal under the Series 2 Notes by issuing a number of shares of Common Stock equal to the monthly installment divided by the conversion price, if (i) all of the equity conditions described below are satisfied on and at all times during the sixty days preceding the applicable payment date and (ii) the arithmetic average of the volume weighted average price of the Company’s Common Stock for each of the 15 consecutive trading days prior to such payment date is greater than $2.86 (as adjusted for any stock splits, stock combinations and similar events). However, unless waived by Pequot, the aggregate number of shares issuable by the Company to Pequot as payment in respect of a monthly installment can not exceed 25% of the arithmetic average of the daily trading volume for each of the 20 consecutive trading days preceding such payment date. Any monthly installment or any portion of a monthly installment that is not permitted to be paid in shares of Common Stock must be paid by the Company in cash.

Prepayment

The principal and interest on the Notes may not be prepaid without the prior written consent of the holders of a majority of the then outstanding aggregate principal amount of the Notes.

Warrants

The Series 1 Warrants are exercisable for 1,002,278 shares of the Company’s Common Stock at an exercise price of $3.10 per share through December 30, 2009. Subject to the share issuance limitations discussed below, the Series 2 Warrants are exercisable for 343,876 shares of the Company’s Common Stock at an exercise price of $3.10 per share through December 30, 2009.

Subject to the share issuance limitations discussed below, upon the exercise of any Warrants, after the issuance of an aggregate of 1,002,278 shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events) pursuant to the Warrants, the Company may either (i) deliver the applicable shares of Common Stock or (ii) pay cash to Pequot in an amount equal to the Black Scholes value of the Warrant with respect to the portion exercised in excess of 1,002,278 shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events), determined as of the date of exercise. The portion of the Warrant with respect to which the cash amount has been paid will be cancelled and retired.

Conversion and Certain Adjustments

The Series 1 Notes and the Series 1 Warrants are convertible and exercisable at any time. The Series 2 Notes are not convertible and the Series 2 Warrants are not exercisable unless the Company obtains the necessary stockholder approval for their conversion and exercise. Under certain circumstances, Pequot is entitled to have the number of shares issuable pursuant to the Notes and Warrants adjusted to correspond to Common Stock holders’ rights to any stock dividend, stock split, stock combination, reclassification of shares, consideration in certain changes of control, or pro rata distributions of property.

The Notes and Warrants require an automatic repricing of their conversion and exercise prices if the Company makes certain sales of its Common Stock or Common Stock equivalents on or prior to June 30, 2007 at a price below the Note conversion price or Warrant exercise price. If the Company makes certain sales of its Common Stock or Common Stock equivalents after June 30, 2007 at a price below the Note conversion price or Warrant exercise price, their conversion and exercises prices will be adjusted on a broad-based weighted average basis. These adjustment provisions do not apply in the case of certain exempt issuances. In addition, such adjustments will not be made if they would cause the aggregate amount of Common Stock issued under all Notes and Warrants to exceed 19.99% of the Company’s outstanding shares of Common Stock, unless stockholder approval is obtained.

Repurchase, Redemption and Acceleration

The Company may be required to repurchase the Notes, upon the incurrence of debt other than Permitted Indebtedness (as described below) or the consummation of certain issuances of capital stock, at a price equal to the greater of (x) the outstanding principal amount of the Notes purchased, plus all accrued but unpaid interest thereon through the date of payment, and (y) 125% of the average of the closing prices of the Common Stock for the five trading days preceding the repurchase date.

Upon the occurrence of an event of default, the Company may be required to repurchase the Notes at a price equal to the greater of (x) 125% of the outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, and (y) 125% of the average of the closing prices of the Common Stock for the five trading days preceding the repurchase date, and the Company may be required to repurchase the shares of Common Stock then held by Pequot pursuant to conversion of the Notes at a price per share equal to 125% of the average of the closing prices of the Common Stock for the five trading days preceding the repurchase date.

Upon the occurrence of a change of control, the Company may be required to repurchase the Notes at a price equal to the greater of (x) 125% of the outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, and (y) 125% of the average of the closing prices of the Common Stock for the five trading days preceding the repurchase date.

Upon the occurrence of certain bankruptcy-related events, all amounts payable under the Notes are accelerated.

Upon the occurrence of a change of control, the Company may be required to repurchase the Warrants at a price equal to the Black-Scholes value of the remaining unexercised portion of the Warrants.

Equity Conditions

In order for the Company to be able to use its Common Stock to repay the Notes or to pay interest in shares, certain equity conditions must be met. These equity conditions include the following: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by Pequot and may be sold by Pequot or its affiliate pursuant to an effective registration statement covering such shares or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an eligible trading market and such shares of Common Stock are approved for listing upon issuance; (iv) such issuance would be permitted in full without violating the share issuance limitations described below or the rules or regulations of any trading market; (v) no event of default nor any event or circumstance that with the passage of time and without being cured would constitute an event of default has occurred and not been cured; (vi) neither the Company nor any of its subsidiaries is in default or has breached any material obligation under any agreement with Pequot in connection with the Private Placement; and (vii) no public announcement of a pending or proposed change of control transaction has occurred that has not been consummated.

Share Issuance Limitations

The Company’s ability to repay the principal and interest under the Notes in shares of the Company’s Common Stock, and Pequot’s ability to convert the Notes and to exercise the Warrants are also subject to certain share issuance limitations which are contractual requirements of the various agreements. Under the terms of the Notes and the Warrants, the Company is prohibited from issuing shares of the Company’s Common Stock to Pequot if the issuance would result in more than 2,863,651 shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events) having been issued under the Series 1 Notes and more than 1,002,278 shares of Common Stock shares (as adjusted for any stock splits, stock combinations and similar events) having been issued under the Series 1 Warrants (which in the aggregate equals 19.99% of the Company’s total number of shares of Common Stock outstanding on December 30, 2005), unless the Company’s stockholders have approved the Private Placement as required by the Nasdaq Marketplace rules.

If the Company’s stockholders approve Proposal Two, the 19.99% contractual limitation as to the number of shares of Common Stock that can be issued will no longer be applicable, and the Company will be able to issue additional shares of its Common Stock to Pequot upon conversion of the Series 2 Notes or exercise of the Series 2 Warrants, for repayment of interest under the Notes or in connection with potential future anti-dilution adjustments under all Notes and Warrants.

If the Company’s stockholders do not approve Proposals Two or Three at the 2006 Annual Meeting, the Company is obligated to seek stockholder approval of such proposals at an additional meeting of stockholders.

Events of Default

An event of default will occur under the Notes upon the happening of any of the following events:

•	a failure by the Company to pay its obligations under the Notes when due;

•	an uncured default by the Company and/or certain of its subsidiaries (the “Subsidiaries”) under certain third-party agreements;

•	the entry of certain judgments against the Company or its Subsidiaries;

•	debarment or suspension of the Company or its Subsidiaries from government contracting;

•	the Company’s Common Stock is not listed or quoted, or is suspended from trading, on an eligible trading market for a period of five or more trading days (which need not be consecutive trading days) in any 180 trading day period;

•	the exercise or conversion rights of Pequot with respect to the Notes and Warrants are suspended for any reason other than pursuant to the share issuance limitations described below;

•	the Company’s failure to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available for issuance upon any exercise of the Notes and Warrants or the Company’s failure to have full authority, including under all laws, rules and regulations of any trading market, to issue such shares (other than stockholder approval);

•	any Common Stock issuable pursuant to conversion of the Notes and exercise of the Warrants is not listed on an eligible market;

•	after the effectiveness of the registration statement registering for resale the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, the equity conditions described below fail to be satisfied for five or more trading days (which need not be consecutive trading days) in any 180 trading day period;

•	a breach of the representations and warranties made by the Company or its Subsidiaries to Pequot;

•	the Company’s or its Subsidiaries’ uncured failure to perform material obligations to Pequot;

•	a material adverse change to the Company and its Subsidiaries as a whole; and

•	certain bankruptcy-related events.

Negative Covenants

The Securities Purchase Agreement includes negative covenants that prohibit a variety of actions without the approval of the holders of a majority of the outstanding principal amount of the Notes, including covenants that limit the Company’s ability to (a) merge, consolidate, dissolve or liquidate, (b) repurchase or redeem shares of the Company’s capital stock, (c) declare or pay dividends or make similar distributions, (d) sell assets, (e) materially change the Company’s accounting or tax methods, (f) fail to maintain the Company’s corporate existence, or (g) make certain fundamental changes to the Company’s principal business.

Preemptive Rights

The Securities Purchase Agreement also includes a right of first offer in favor of Pequot on any subsequent issuances of capital stock, for so long as the Notes are outstanding. The shares of the Company’s Common Stock do not have such preemptive rights.

Security Arrangements

Certain of the Company’s majority-owned subsidiaries have guaranteed the repayment of the Notes and provided a senior subordinated security interest in all or substantially all of their assets as collateral to secure such guarantees. The Company also has provided a senior subordinated security interest in all or substantially all of the Company’s assets, including the pledge of the Company’s shares of capital stock in certain of its subsidiaries, to secure its obligations under the Notes. The Notes and the liens securing the Notes are subordinated to the Company’s indebtedness to, and the security interests granted by the Company and its subsidiaries to, certain senior lenders, as described in “—Seniority and Subordination” below.

Seniority and Subordination

Repayment of the Notes ranks senior to any and all of the Company’s indebtedness other than (i) trade indebtedness incurred to finance the purchase of equipment, components and other similar property and operating assets, in each case, in the ordinary course of business consistent with past practice; (ii) indebtedness incurred pursuant to a Loan and Security Agreement with Square 1 Bank in an aggregate amount not to exceed $7,000,000; (iii) extensions, refinancings and renewals of any items in (i) or (ii) above, provided that such extensions, refinancings or renewals do not or will not impose more burdensome terms, conditions or obligations upon the Company or any of its subsidiaries or increase the commitments or loan amounts thereunder; (iv) U.S. government accounts receivable financing of up to $2,000,000 to fund works-in-progress; and (v) inter-company indebtedness between the Company and its significant subsidiaries incurred in the ordinary course of business and consistent with past practice (collectively referred to in this proxy statement as the Permitted Indebtedness).

Stockholders are urged to carefully read the Securities Purchase Agreement, the Notes and the Warrants that are attached to this Proxy Statement as Appendix A, B, C, D and E because they are the legal documents that govern the issuance of shares of Common Stock to Pequot.

Vote

The affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the 2006 Annual Meeting is required by the Nasdaq Marketplace Rules to approve Proposal Two.

If Proposal Two is not approved by stockholders, the Company will be obligated to hold another meeting of stockholders to consider Proposal Two. In addition to the other information contained in this proxy statement, in determining whether or not to approve Proposal Two, stockholders also should consider the risks related to the Company’s failure to obtain the necessary vote to approve Proposal Two at the 2006 Annual Meeting. See “Summary of Terms of the Notes and Warrants—Events of Default.”

Recommendation of the Board

The Board, including each of the directors who have no interest in the Private Placement, has unanimously determined that Proposal Two is advisable and in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” Proposal Two.

The Company’s officers and directors (who directly hold an aggregate of approximately 115,000 shares of the Company’s Common Stock, exclusive of approximately 1,212,000 shares indirectly held) have agreed to vote “FOR” Proposal Two.

PROPOSAL THREE:

APPROVAL OF ISSUANCE OF A WARRANT TO PURCHASE UP TO 84,860 SHARES OF COMMON STOCK, AND THE ISSUANCE OF THE UNDERLYING SHARES OF COMMON STOCK UPON EXERCISE OF SUCH WARRANT, TO THE HOLDER OF THE COMPANY’S SENIOR SECURED BANK DEBT, WHICH DEBT WAS USED TO FINANCE THE

ACQUISITION

General

On December 30, 2005, the Company entered into a Loan and Security Agreement with Square 1 Bank, pursuant to which the Company closed a four-year $4.9 million term loan and established a $2.0 million revolving credit facility. The term loan was used to finance the cash portion of the Acquisition as described in more detail in Proposal One above. The term loan must be repaid in 48 equal monthly installments, and is subject to acceleration upon the occurrence of certain events of default. On the earlier of the end of the Loan and Security Agreement term or repayment in full of the term loan, the Company is required to pay Square 1 Bank a loan pay-off success fee equal to the greater of 50 basis points on the amount of the term loan funded and an amount calculated based on the spread in the trailing 90-day average closing market price of 84,860 shares of the Company’s Common Stock between the date of the term loan funding and the date of the loan pay-off. At the Company’s option, this loan pay-off fee may be repaid by issuing Square 1 Bank a four-year warrant to purchase up to an aggregate of 84,860 shares of Common Stock at an exercise price per share of $3.10 (the “Bank Warrant”). The Company’s obligations under the Loan and Security Agreement are secured by a first priority lien on all or substantially all of the Company’s assets, the assets of Optex and the capital stock of Optex acquired by the Company.

Because the issuance of 84,860 shares of Common Stock to Square 1 Bank upon exercise of the Bank Warrant, when aggregated with the issuance of other securities in connection with the financing raised to fund the acquisition of the capital stock of Optex, would exceed 20% of the Company’s outstanding capital stock, the Company is asking its stockholders to approve the issuance to Square 1 Bank of the Bank Warrant to purchase 84,860 shares of Common Stock and the issuance of 84,860 shares of Common Stock to Square 1 Bank upon exercise of such Bank Warrant in satisfaction of the loan payoff fee required under the terms of the Loan and Security Agreement. Stockholder approval of this proposal is being sought solely to comply with the Nasdaq Marketplace Rules governing the issuance of securities in connection with the acquisition of stock of another company when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock. The Company’s stockholders are not being asked to approve the terms of the Loan and Security Agreement.

The Board recommends that the stockholders vote FOR approval of the issuance to Square 1 Bank of the Bank Warrant to purchase 84,860 shares of Common Stock and the issuance of 84,860 shares of Common Stock to Square 1 Bank upon exercise of such Bank Warrant in satisfaction of the loan payoff fee required under the terms of the Loan and Security Agreement.

Reasons for the Issuance to Square 1 Bank of the Bank Warrant and Common Stock Pursuant to the Bank Warrant

The Company entered into the Loan and Security Agreement in order to finance the cash portion of the Acquisition described in Proposal One above. The Company believes that the issuance of a four-year warrant to satisfy the loan payoff success fee eliminates the risk of a cash loan pay-off success fee if the market price of the Company’s Common Stock increases substantially over the term of the loan.

Effect upon Rights of Existing Stockholders

The Company’s current stockholders will continue to own their existing shares after the transaction described in this proposal. The Company’s stockholders are not participating in nor receiving any consideration from the transaction described in this proposal. The Company’s stockholders should not send in their share certificates because their share certificates will not be exchanged in connection with the transaction described in this proposal.

Interests of Directors, Officers and Affiliates

None of the Company’s officers, directors or affiliates has any interests in the transaction described in this proposal.

Vote

The affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the 2006 Annual Meeting is required by the Nasdaq Marketplace Rules to approve Proposal Three. If stockholders do not approve Proposal Three, the Company will pay the loan pay-off fee in cash in accordance with the terms of the Loan and Security Agreement.

Recommendation of the Board

The Board has unanimously determined that Proposal Three is advisable and in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” Proposal Three.

PROPOSAL FOUR:

APPROVAL OF ISSUANCE OF 192,308 SHARES OF COMMON STOCK TO A CONSULTING FIRM OWNED BY ONE OF THE COMPANY’S DIRECTORS, CHRIS TOFFALES, IN LIEU OF PAYMENT OF A CASH SUCCESS FEE EARNED IN CONNECTION WITH THE ACQUISITION OF OPTEX, AND THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK IN THE FUTURE SHOULD MR. TOFFALES EARN ADDITIONAL SUCCESS FEES UNDER A CONSULTING AGREEMENT

General

The Company is a party to a consulting agreement with Chris Toffales and his affiliate, CTC Aero, LLC. Mr. Toffales is one of the Company’s directors and also is the manager of CTC Aero. Pursuant to his consulting agreement with the Company, Mr. Toffales and CTC Aero earned a success fee of $500,000 in connection with the Acquisition. Currently, this consulting fee is payable in cash; however, the Company has decided to seek stockholder approval to enable the Company to pay the consulting fee with 192,308 shares of Common Stock in lieu of cash.

On December 30, 2005, the Company also entered into an amendment to the consulting agreement to extend its term for three years to December 30, 2008, and to make all future acquisition success fees, if any, payable in shares of Common Stock in an amount equal to between 5% and 1% of the total purchase price paid by the Company for the acquisition, which percentage decreases based upon the total acquisition purchase price, and valued at the same per share purchase price as agreed upon in the applicable acquisition. The success fee shall not be less than $150,000. The Company also will pay an additional amount in cash equal to 35% of the success fee.

Because the issuance of 192,308 shares of Common Stock to Mr. Toffales and CTC Aero, when aggregated with the issuance of other securities in connection with the acquisition of the capital stock of Optex, would exceed 20% of the Company’s outstanding capital stock, the Company is asking its stockholders to approve the issuance of 192,308 shares of Common Stock to Mr. Toffales and CTC Aero. Stockholder approval of this proposal is being sought solely to comply with the Nasdaq Marketplace Rules governing the issuance of securities in connection with the acquisition of stock of another company when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock. In addition, the Company is asking its stockholders to approve the issuance of additional shares of Common Stock to Mr. Toffales and CTC Aero under the terms of the amended consulting agreement described in this proposal so that the Company does not have to seek stockholder approval again if such issuances would be required to be approved by stockholders under the Nasdaq Marketplace Rules.

The Board recommends that the stockholders vote FOR approval of Proposal Four.

Reasons for the Issuance of Common Stock to Chris Toffales and CTC Aero

As described above, the Company is a party to a consulting agreement with Chris Toffales and CTC Aero, LLC, pursuant to which Mr. Toffales and CTC Aero earned a success fee of $500,000 in connection with the acquisition of Optex. Currently, this consulting fee is payable in cash; however, the Company has decided to seek stockholder approval to enable the Company to pay the consulting fee with 192,308 shares of Common Stock in lieu of cash. In addition, the Company entered into an amendment to the consulting agreement to make all future acquisition success fees, if any, payable in shares of Common Stock to Mr. Toffales and CTC Aero, as an incentive for facilitating future acquisitions.

Effect upon Rights of Existing Stockholders

The Company’s current stockholders will continue to own their existing shares after the transaction described in this proposal. The Company’s stockholders are not participating in nor receiving any consideration from the transaction described in this proposal. The Company’s stockholders should not send in their share certificates because their share certificates will not be exchanged in connection with the transaction described in this proposal.

Interests of Directors, Officers and Affiliates

The interests of Mr. Toffales are described in Proposal One above.

Under the beneficial ownership rules of the Securities and Exchange Commission, Mr. Toffales already beneficially owns approximately 0.8% of the Company’s Common Stock (pursuant to immediately exercisable options to purchase 154,000 shares of the Company’s Common Stock) as of December 31, 2005. If this proposal is approved by the Company’s stockholders, Mr. Toffales will beneficially own up to approximately 1.8% of the Company’s Common Stock (not giving effect to any future issuances of Common Stock pursuant to the amended consulting agreement or any other issuances of Common Stock pursuant to Proposals One through Four or pursuant to other outstanding options and warrants of the Company).

Stockholders are urged to carefully consider the present and future interests of Mr. Toffales in the transaction described in this proposal prior to voting on this Proposal Four.

Registration Rights Agreement

Although the Company has no formal registration rights agreement with Mr. Toffales, the Company intends to register for resale any shares of Common Stock issued now or in the future to Mr. Toffales under his consulting agreement with the Company, including the shares of Common Stock described in this proposal.

Information About Mr. Toffales and CTC Aero

For biographical information regarding Mr. Toffales and his relationship with CTC Aero, see “Proposal Five: Election of Directors – Nominees.”

Vote

The affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the 2006 Annual Meeting is required by the Nasdaq Marketplace Rules to approve Proposal Four. If stockholders do not approve Proposal Four, the Company will pay the success fee in cash in accordance with the original terms of the consulting agreement.

Recommendation of the Board

The Board, including each of the directors who have no interest in Proposal Four, has unanimously determined that Proposal Four is advisable and in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” Proposal Four.

PROPOSAL FIVE:

ELECTION OF DIRECTORS

Nominees

Nine directors are to be elected to the Board, and each director to be so elected will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. The Company’s By-Laws provide that the Board consists of not less than six nor more than eleven directors, with the exact number fixed at nine until changed. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company’s nine nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee has agreed to serve, and management has no reason to believe that any nominee will be unable to serve, as a director. However, in the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting or any postponements or adjournments thereof, the proxies will be voted for any substitute nominee who may be designated by a majority of the independent directors or by the Nominating and Corporate Governance Committee of the Board to fill the vacancy. In the event that additional persons are nominated for election as directors, or unless otherwise instructed, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Accordingly, the Company seeks discretionary authority to cumulate votes.

The names of the nominees for director, their ages as of December 31, 2005 and biographical information about them, are set forth below:

Name	Age	Position with Company/Principal Occupation
Mel R. Brashears (3)	60	Chairman of the Board
John C. Carson	67	Chief Executive Officer, President and Director
Marc Dumont (1)(2)(3)	62	Director
Martin Hale, Jr. (2)(3)	34	Director
Thomas M. Kelly (1)(2)	64	Director
Clifford Pike (1)(2)	63	Director
Frank Ragano (3)	77	Director
Robert G. Richards	77	Director
Chris Toffales	49	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Dr. Brashears has been a director of the Company since December 2000 and has served as the Chairman of the Board since March 2001. From October through December 2000, he was also a Senior Vice President of the Company, a position he resigned after becoming a director. He has also been Chairman of the Board of the Company’s subsidiary, iNetWorks Corporation, a development stage company organized to develop products for Internet and telecommunications networks, since October 2000. Since October 2000, he has also held the title of Chief Executive Officer of iNetWorks Corporation, although he has not been employed by the Company or its subsidiaries since March 2001. From January 1999 to September 2000, he was self-employed as a consultant. From January 1996 through December 1998, he was President and Chief Operating Officer of Lockheed Martin’s Space & Strategic Missiles Sector, an aerospace company. Prior to 1996, Dr. Brashears held numerous positions in a 27-year career of increasing management responsibility with Lockheed and its successors. Dr. Brashears is a graduate of the University of Missouri with B.S., M.S. and Ph.D. degrees in engineering.

Mr. Carson has been a director of the Company from April 1982 through May 2002 and again from March 2003 to date. Mr. Carson is a co-founder of the Company. Mr. Carson has served as the Company’s Chief

Executive Officer since April 2005, its President since May 2002 and, prior to that time, as a Senior Vice President from April 1982 through May 2002. He became Chief Technical Officer in February 1997 and Chief Operating Officer in October 2001. Mr. Carson also serves as a director of MSI (since October 1997), iNetWorks (since November 2000), Novalog (since May 2002) and RedHawk Vision (since May 2002). He has also been Chief Executive Officer of MSI since May 2002 and Novalog and RedHawk since April 2005. Mr. Carson has been awarded 15 patents for smart sensors, 3D packaging and single processing architectures, including neural networks. Mr. Carson holds a B. S. in Physics from the Massachusetts Institute of Technology.

Mr. Dumont has been a director of the Company since April 1994. Mr. Dumont has been a director of Finter Banque Zurich since 1990 and Chairman of Sanderling Ventures, Ltd., a European affiliate of a U.S. venture capital firm, since 1996. In those roles and as an independent consultant, he consults and advises international clients in Europe and Asia, as well as the United States on business and financial transactions. Mr. Dumont has also been on the Board of Novalog since October 1996. Additionally, Mr. Dumont owns and operates the Chateau de Messey Wineries, Meursault, France, vineyards and wineries. From January 1981 to March 1995, Mr. Dumont was President of PSA International S.A., the international treasury management company owned by PSA Peugeot Citroen, an automotive company. Mr. Dumont is a graduate of the University of Louvain, Belgium with degrees in Electrical Engineering and Applied Economics and holds an MBA from the University of Chicago.

Mr. Hale has been a director of the Company since January 2006. Mr. Hale is a Managing Director of Pequot Ventures and is a member of the Pequot Ventures’ Investment Committee. Mr. Hale joined Pequot Ventures in 1997 from Geocapital Partners, an early stage venture capital firm. Mr. Hale also serves on the Board of Directors of Analex (AMEX: NLX), Aurora Flight Sciences, Flarion Technologies and SkyOnline. Mr. Hale has a B.A. from Yale University.

Dr. Kelly has been a director of the Company since October 2000. Dr. Kelly was also a director of the Company’s former subsidiary, Silicon Film, from its organization in August 1998 until October 2001. From 1968 until his retirement in early 1998, Dr. Kelly held positions of increasing responsibility with Eastman Kodak Company, a photographic products and services company. Most recently, he served as a Director of Kodak’s Digital Products Center, and General Manager of Digital Camera Products. Dr. Kelly holds a Ph.D. in Physics from Wayne State University and a B.S. in Physics from LeMoyne College.

Mr. Pike has been a director of the Company since March 2003. From 1979 until his retirement in 2002, Mr. Pike was an assurance and business advisory services partner in the Orange County, California office of Ernst & Young, LLP, a public accounting firm. His primary responsibilities at Ernst & Young were to provide advice to that firm’s professionals and to its clients concerning financial accounting, auditing, and SEC reporting issues. In 2002, he established and became principal of a consulting firm, presently known as Clifford Pike CPA, that provides advisory and corporate governance monitoring services to audit committees and boards of directors. Mr. Pike holds a B.S. in Business Administration and an MBA from the University of California Los Angeles.

General (Ret.) Ragano has been a director of the Company since November 2005. General Ragano formerly served as a director of the Company from June 1985 until March 2000. He presently is a defense advisory consultant through his wholly owned consulting firm, F.P. Ragano Associates. Gen. Ragano retired from the U.S. Army to serve as Vice-President of the American Defense Preparedness Association and Chairman and CEO of BEI Defense Systems Company. Subsequently, he became Chairman and CEO of CMS, Inc., a wholly owned subsidiary of Daimler-Benz GmbH, and then Chairman of Skylynx Communications, Inc., a wireless communications company. Gen. Ragano holds a B.S. degree from Duquesne University and an MBA from Syracuse University.

Mr. Richards was Chief Executive Officer of the Company from June 2000 through March 2005 and has served as a director since January 2001. Mr. Richards also was a director of iNetWorks from October 2000 through March 2005 and Chairman of the Boards of the Company’s consolidated subsidiaries Novalog, a provider of wireless infrared chip products, MSI, a licensee of technology related to micromachined products, and RedHawk Vision, a provider of software products, from May 2002 through March 2005. He was also Chief Executive Officer of Novalog from October 2002 through March 2005. Since April 1999, Mr. Richards has also served as a member of the Company’s Scientific Advisory Board. Mr. Richards retired as President of Aerojet Electronic Systems Division, an aerospace company, in 1993. He is co-author of the book, Infrared Physics and Engineering, published by McGraw-Hill, and has a M.A. degree in Mathematical Statistics from the University of California at Berkeley.

Mr. Toffales has been a director of the Company since August 2004. Since 2004, Mr. Toffales has been President and Director of CTC Aero, LLC, a defense advisory consulting firm. Since 2004, Mr. Toffales has also served as Vice Chairman of Communications Power Industries, a provider of military and commercial electronic products. From 1999 to 2003, Mr. Toffales was a Senior Vice President of DRS Technologies, Inc., a supplier of military electronics systems, and also served as President of DRS Technologies Systems Company, a subsidiary of DRS. From 1998 to 1999, Mr. Toffales was Vice President for Business Development of Lockheed Martin Fairchild Systems, an aerospace firm. Prior to these positions, Mr. Toffales held various officer level positions at Lockheed Martin Corporation and Loral Fairchild Systems, both of which are aerospace firms. Mr. Toffales holds a B.S. in Electrical Engineering from City College of New York.

In connection with the financing of the Company’s recent acquisition of 70% of the stock of Optex Systems, Inc., so long as Pequot or their affiliates own or have the right to acquire in the aggregate not less than 500,000 shares of Common Stock issued or issuable upon conversion of the Notes, the Company has agreed to (i) cause an individual designated by Pequot Private Equity Fund III, L.P. and reasonably acceptable to the Company’s Nominating and Corporate Governance Committee to serve on the Company’s Board of Directors, (ii) nominate such designated director for reelection at each annual meeting of stockholders, (iii) provided that the designated director meets certain eligibility requirements, appoint such designated director to all committees of the Board of Directors and (iv) enter into an indemnification agreement with such director. Mr. Hale was appointed to the Company’s Board in connection with this agreement.

Directors and officers are elected on an annual basis. The term of each director’s service expires at the Company’s next annual meeting of stockholders or at such time as his successor is duly elected and qualified or upon his earlier death, resignation or removal. Officers serve at the discretion of the Board.

There are no family relationships between any director nominee, executive officer or other key personnel and any other director nominee, executive officer or other key personnel of the Company.

The Board has implemented a process by which stockholders may send written communications to the attention of the Board, any committee of the Board or any individual Board member, care of the Company’s Secretary at 3001 Red Hill Avenue, Bldg. 4-108, Costa Mesa, California 92626. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Company’s Secretary, with the assistance of the Company’s Assistant Secretary, will be primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Any communications not forwarded to the Board will be made available to any of the Company’s independent directors upon their request.

Corporate Governance

Board Committees and Meetings

The Board is composed of a majority of independent directors (as independence is defined under Nasdaq listing standards). Mr. Richards and Mr. Carson are not considered independent due to their employment with the

Company during the past three fiscal years. Mr. Toffales is not considered independent due to payments made in the past fiscal year under his consulting agreement with the Company. During the fiscal year ended October 2, 2005 (“fiscal 2005”), the Board held seven meetings and acted by unanimous written consent on three occasions. The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each director attended or participated in 75% or more of (i) the total number of meetings of the Board during his term of service and (ii) the total number of meetings held during his term of service by all committees of the Board on which such director served during fiscal 2005. The Company also encourages all members of the Board to attend the Company’s annual meeting of stockholders each year. All current directors attended the Company’s annual meeting in 2005, except Mr. Hale who was appointed to the Board subsequent to that date.

Audit Committee

The Audit Committee currently consists of three directors, Mr. Pike, who serves as its Chairman, Mr. Dumont and Dr. Kelly. During fiscal 2005, the Audit Committee consisted of Messrs. Pike and Dumont and Dr. Carleone who resigned from the Audit Committee upon his resignation as a director in November 2005. This Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters, including the selection of the Company’s independent auditors, the scope of the annual audits, pre-approval of any non-audit services to be performed by and all fees to be paid to the Company’s independent auditors, the performance of the Company’s accountants, the Company’s accounting practices and internal accounting controls. The Audit Committee is responsible for establishing, and has established, procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. In addition, all related party transactions are reviewed and approved by the Audit Committee. See “Related Party Transactions” below. The Audit Committee held eight meetings during fiscal 2004. The Board has determined that all members of the Audit Committee are “independent” as that term is defined under the Nasdaq listing standards and under special standards established by the Securities and Exchange Commission. Each member of the Audit Committee can read and has an understanding of fundamental financial statements. Mr. Pike, the Audit Committee’s Chairman, has been designated by the Board as the Audit Committee’s financial expert as that term is described in item 401(h) of Regulation S-K. Stockholders should understand that this designation is a disclosure requirement of the Securities and Exchange Commission related to Mr. Pike’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Pike any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an Audit Committee financial expert pursuant to this Securities and Exchange Commission requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board. The Board has adopted and approved a written charter for the Audit Committee, and a copy of this charter is included as an appendix to the Company’s definitive proxy statement for the March 2004 Annual Meeting filed with the Securities and Exchange Commission. A copy of this charter also is posted on the Company’s web site at http://www.irvine-sensors.com under the Investors section. The inclusion of the Company’s web site address in this proxy does not include or incorporate by reference the information on the Company’s web site into this proxy or the Company’s Annual Report on Form 10-K.

Compensation Committee

The Compensation Committee currently consists of four directors, Mr. Dumont, who serves as its Chairman, Mr. Hale, Dr. Kelly and Mr. Pike. During fiscal 2005, the Compensation Committee consisted of Mr. Dumont, Dr. Kelly and Dr. Carleone who resigned from the Compensation Committee upon his resignation as a director in November 2005. This Committee reviews and approves the Company’s general compensation policies, makes recommendations to the Board as to the salaries of the Company’s officers and executive bonuses and makes or recommends to the Board the award of stock options and restricted stock grants to employees, officers and directors. The Compensation Committee held five meetings during fiscal 2005 and acted by unanimous consent on six occasions. The Board has determined that all members of the Compensation Committee are “independent” as defined under the Nasdaq listing standards. The Board has adopted and approved a written charter for the Compensation Committee. A copy of this charter is posted on the Company’s web site at http://www.irvine-sensors.com under the Investors section. The inclusion of the Company’s web site address in this proxy does not include or incorporate by reference the information on the Company’s web site into this proxy or the Company’s Annual Report on Form 10-K.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of four directors, Dr. Brashears, Mr. Dumont, Mr. Hale and Gen. Ragano, each of whom is “independent” as defined under the Nasdaq listing standards. The Nominating and Corporate Governance Committee identifies, screens and reviews potential directors and makes recommendations to the Board for management nominees for election to the Board at the Annual Meeting and candidates to fill any vacancies on the Board. All director nominees are either selected or recommended for the Board’s selection, either by a majority of the independent directors of the Board or this committee comprised solely of independent directors. This Committee also reviews and recommends Company policies and procedures regarding corporate ethics and other corporate governance matters. The Nominating and Corporate Governance Committee held one meeting during fiscal 2005. The Board has adopted and approved a written charter for the Nominating and Corporate Governance Committee, and a copy of this charter is included as an appendix to the Company’s definitive proxy statement for the March 2004 Annual Meeting filed with the Securities and Exchange Commission. A copy of this charter also is posted on the Company’s web site at http://www.irvine-sensors.com under the Investors section. The inclusion of the Company’s web site address in this proxy does not include or incorporate by reference the information on the Company’s web site into this proxy or the Company’s Annual Report on Form 10-K.

When considering a potential candidate for membership on the Company’s Board, the Nominating and Corporate Governance Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates a candidate that is recommended for nomination for membership on the Company’s Board by a stockholder. The Nominating and Corporate Governance Committee has not received any recommended nominations from any of the Company’s stockholders in connection with this Annual Meeting. Gen. Ragano, who had previously served as a director, was appointed to fill the vacancy on the Board created by the resignation of Dr. Carleone in November 2005. Mr. Hale was initially suggested as a candidate for the Company’s Board by Pequot and was appointed to the Company’s Board in connection with the financing of the Company’s recent acquisition of 70% of the stock of Optex Systems, Inc. All other nominees for director in the current proxy are standing for re-election.

Although the Nominating and Corporate Governance Committee does not have a formal policy on stockholder nominations, it will consider stockholder nominations for directors submitted in accordance with the procedure set forth in Article II, Section 4 of the Company’s By-Laws. The procedure provides that a notice relating to the nomination must be timely given in writing to the Secretary of the Company prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a stockholder proposal as described above under “Deadline for Receipt of Stockholder Proposals.” Such notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of each such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company that are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on the Company’s books and (ii) the class and number of shares of the Company that are beneficially owned by such stockholder.

Code of Ethics

The Company has adopted a code of ethics and conduct that applies to all of its employees including its principal executive officer, its principal financial and accounting officer, and all members of its finance department performing similar functions. The full text of the Company’s code of ethics and conduct is posted on the Company’s web site at http://www.irvine-sensors.com under the Investors section. The Company intends to disclose future amendments to certain provisions of the Company’s code of ethics and conduct, or waivers of such provisions, applicable to the Company’s directors and executive officers, at the same location on the Company’s web site identified above. The inclusion of the Company’s web site address in this proxy does not include or incorporate by reference the information on the Company’s web site into this report

Director Compensation

Directors who are employees of the Company are not separately compensated for their services as directors or as members of committees of the Board. Directors who were not employees of the Company received a quarterly retainer of $2,500, $1,500 for each board meeting attended, $750 for each Audit Committee meeting attended and $500 for each Compensation Committee attended in fiscal 2005, except for Dr. Brashears, the Chairman of the Board, who waived cash compensation for his service as director during the first quarter of fiscal 2005, but received the same compensation as other non-employee directors during the balance of fiscal 2005. Under the Company’s stock incentive plan, each non-employee director who has served as a director for more than six months and is re-elected for an additional term of service at the 2006 Annual Meeting, will receive an automatic grant of non-qualified options to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such date. In addition, the Compensation Committee may elect to make discretionary grants of additional non-qualified stock options to directors pursuant to the Company’s stock option plans. All options granted to directors, whether pursuant to the automatic or discretionary provisions of the Company’s option plans, have a term of ten years and an exercise price equal to the then-current market price of the Company’s Common Stock.

In March 2005, under the automatic grant provisions of the 2003 Stock Incentive Plan, four non-employee directors, Dr. Carleone, Mr. Dumont, Mr. Pike and Dr. Kelly, each received ten-year options, vesting upon completion of one year of service as director from the date of grant, to purchase 10,000 shares of the Company’s Common Stock at the exercise price of $2.19 per share, the fair market value of the Common Stock on the date of the grant. In November 2005, under the automatic grant provisions of the 2003 Stock Incentive Plan, Gen. Ragano, a new non-employee director, received an initial grant of a ten-year option, which will vest in two equal annual installments upon completion of each of two years of service as director, to purchase 25,000 shares of the Company’s Common Stock at the exercise price of $2.25 per share, the fair market value of the Common Stock on the date of the grant, as a result of his appointment to the Board. In March 2005, Dr. Brashears, Mr. Richards, Mr. Carson, Mr. Pike, Dr. Carleone, Mr. Dumont, Dr. Kelly and Mr. Toffales, received discretionary grants of options to purchase 100,000 shares, 50,000 shares, 150,000 shares, 40,000 shares, 20,000 shares, 20,000 shares, 20,000 shares and 20,000 shares, respectively. All of these discretionary option grants had ten-year terms, exercise prices of $2.19 per share and were immediately vested in full. In September 2005, Dr. Brashears, Mr. Richards, Mr. Carson, Mr. Pike, Dr. Carleone, Mr. Dumont, Dr. Kelly and Mr. Toffales, received discretionary grants of options to purchase 75,000 shares, 24,000 shares, 100,000 shares, 50,000 shares, 100,000 shares, 24,000 shares, 24,000 shares and 24,000 shares, respectively. All of these discretionary option grants had ten-year terms, exercise prices of $2.64 per share and were immediately vested in full. In November 2005, under the automatic grant provisions of the 2003 Stock Incentive Plan, Gen. Ragano, a new non-employee director, received an initial grant of a ten-year option, which will vest in two equal annual installments upon completion of each of two years of service as director, to purchase 25,000 shares of the Company’s Common Stock at the exercise price of $2.25 per share, the fair market value of the Common Stock on the date of the grant, as a result of his appointment to the Board. In January 2006, under the automatic grant provisions of the 2003 Stock Incentive Plan, Mr. Hale, a new non-employee director, received an initial grant of a ten-year option, which will vest in two equal annual installments upon completion of each of two years of service as director, to purchase

25,000 shares of the Company’s Common Stock at the exercise price of $3.16 per share, the fair market value of the Common Stock on the date of the grant, as a result of his appointment to the Board. The beneficial interest, if any, in the shares of Common Stock underlying the options granted to Mr. Hale, and the right to vote or dispose of the shares of Common Stock issuable upon exercise of such options by Mr. Hale, is held by Pequot Capital Management, Inc. pursuant to a contractual relationship between Mr. Hale and Pequot Capital Management, Inc.

In addition, one of the Company’s Board members, Mr. Toffales, may from time to time assist the Company in searching for potential companies to acquire. If the Company acquires another company introduced by Mr. Toffales, the Company has agreed that it would pay Mr. Toffales a success fee in an amount equal to between 5% and 1% of the total purchase price paid by the Company for the acquisition, which percentage decreases based upon the total acquisition purchase price. In connection with a previous form of this agreement, in September 2005, Mr. Toffales received a discretionary grant of a ten-year, fully vested option to purchase 50,000 shares of Common Stock at an exercise price of $1.77 per share.

Vote Required

Directors are elected by a plurality of the votes present in person or by proxy at the Annual Meeting. The nine nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be the elected directors of the Company.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the election of each of the nominees listed above.

PROPOSAL SIX:

APPROVAL OF THE IRVINE SENSORS CORPORATION 2006 STOCK INCENTIVE PLAN

AND THE RESERVATION OF 1,900,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

General

On January [    ], 2006, the Board of Directors adopted the 2006 Stock Incentive Plan (the “2006 Plan”), subject to stockholder approval. If approved by the stockholders at the annual meeting, the 2006 Plan will become effective on March 7, 2006. When the 2006 Plan becomes effective, all outstanding awards under the Company’s 2003 Stock Incentive Plan, 2001 Compensation Plan, 2001 Non-Qualified Stock Option Plan, 2001 Stock Option Plan, 2000 Non-Qualified Stock Option Plan and 1999 Stock Option Plan (the “Current Plans”) will remain outstanding, but no further awards will be made under the Current Plans and the Current Plans will be terminated. This proposal will not affect awards already granted under the Current Plans. As of January 20, 2006, there were options outstanding under the Current Plans to purchase 5,100,500 shares of Common Stock and aggregate remaining authority to grant awards for the issuance of 418,000 shares of Common Stock.

Under applicable Nasdaq Stock Market rules, the Company is required to obtain stockholder approval of the 2006 Plan. Such approval is also necessary to permit the Company to grant incentive stock options to employees under Section 422 of the Internal Revenue Code, as amended (the “Code”), and to ensure that compensation paid under the 2006 Plan is eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Code, which limits the deductibility of certain compensation paid to individuals who are, at the end of the tax year for which the Company would otherwise claim its tax deduction, the Company’s chief executive officer and its four other most highly paid executive officers.

The Company’s stockholders are being asked to approve the 2006 Plan to authorize the issuance of 1,900,000 shares of Common Stock thereunder and to terminate the authority to issue new equity-based awards under the Current Plans. The Board believes that the 2006 Plan is necessary for the Company to be able to attract and retain the services of individuals essential to the Company’s long-term growth and success. The Board also believes that the flexibility of the 2006 Plan in types and specific terms of awards will allow the Company to better align incentive compensation with increases in stockholder value than the Company’s Current Plans.

2006 Stock Incentive Plan

The following is a summary of the principal features of the 2006 Plan and is qualified in its entirety by reference to the 2006 Plan. A copy of the 2006 Plan document as proposed to be adopted may be found at Appendix F at the end of this proxy. Any Company stockholder who wishes to obtain an additional copy of the actual plan document may do so upon written request to the Company at 3001 Red Hill Avenue, Bldg. 4-108, Costa Mesa, California 92626.

Purpose. The 2006 Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company’s long-term growth and financial success. Accordingly, the Company’s officers and other employees, non-employee directors and other consultants and advisors will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 2006 Plan.

Administration. Both the Board and the Compensation Committee have the authority to administer the 2006 Plan. The Board may at any time appoint a secondary committee comprised of two or more directors to have concurrent authority to make grants and issuances of any equity-based instruments permissible under the 2006 Plan to individuals other than executive officers and non-employee directors. The committee administering the 2006 Plan will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2006 Plan. Subject to the provisions of the 2006 Plan, the committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The committee has authority to interpret the 2006 Plan, and establish rules and regulations for the administration of the 2006 Plan. In addition, the Board may exercise the powers of the committee at any time, except with respect to the grant of awards to the Company’s executive officers and non-employee directors.

Neither the Board nor any committee of the Board will exercise any administrative discretion under the automatic option grant program. All grants under that program will be made in strict compliance with the express provisions of such program.

Eligible Participants. Any employee, officer, consultant, advisor or director providing services to the Company or any of its affiliates (including the Company’s current and future subsidiaries), who is selected by the committee, is eligible to receive an award under the 2006 Plan. However, only non-employee members of the Board will be eligible to participate in the automatic option grant program under the 2006 Plan. As of January 20, 2006, approximately 116 employees and two independent consultants, including four executive officers, and nine directors, were eligible to be selected by the committee to receive awards under the 2006 Plan. As of January 20, 2006, four non-employee directors are eligible to participate in the automatic option grant program in March 2006.

Shares Available For Awards. The aggregate number of shares of Common Stock that may be issued under all stock-based awards made under the 2006 Plan will be 1,900,000. In addition, the number of shares of Common Stock reserved under the 2006 Plan will automatically be increased on the first day of each fiscal year, beginning on October 2, 2006, in an amount equal to the lesser of (a) 1,000,000 shares or (b) such lesser number as determined by the Board. The shares of Common Stock issuable under the 2006 Plan may be drawn from shares of authorized but unissued Common Stock or from shares of Common Stock that the Company acquires.

A maximum of 1,900,000 shares, plus the automatic increase described above, will be available for granting incentive stock options under the 2006 Plan, subject to the provisions of Section 422 or 424 of the Code or any successor provision. In addition, no person may be granted under the 2006 Plan in any calendar year awards, the value of which is based solely on an increase in the value of the Company’s Common Stock after the date of grant of the award, of more than [            ] shares in the aggregate.

The committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2006 Plan.

If any shares of the Company’s Common Stock subject to any award or to which an award relates are forfeited or are reacquired by the Company, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2006 Plan. In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award other than an incentive stock option will be available again for award grants.

Types of Awards and Terms and Conditions. The 2006 Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units;

•	performance awards of cash, stock or property;

•	dividend equivalents; and

•	other stock grants.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2006 Plan or any other compensation plan. Awards can be granted for no cash consideration or for cash or other consideration as determined by the committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive shares of the Company’s Common Stock or other securities or property, or any combination of these, in a single payment or installments. The exercise price per share under any stock option and the grant price of any SAR will be determined by the committee and may not be less than the fair market value on the date of grant of such option or SAR, or less than 110% of fair market value for incentive stock options granted to holders of more than 10% of the Company’s Common Stock. Determinations of fair market value under the 2006 Plan will be made in accordance with methods and procedures established by the committee. The term of awards will not be longer than 10 years, or in the case of incentive stock options, longer than 5 years with respect to holders of more than 10% of the Company’s Common Stock.

Stock Options. The holder of an option will be entitled to purchase a number of shares of the Company’s Common Stock at a specified exercise price during a specified time period, all as determined by the committee. The option exercise price may be payable either in cash or, at the discretion of the committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. The Company receives no payment for the grant of an option. Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares.

Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of the Company’s Common Stock over the grant price of the SAR, as determined by the committee, paid solely in shares of Common Stock. SARs vest and become exercisable in accordance with a vesting schedule established by the committee. This type of SAR is sometimes described as a “stock only settled stock appreciation right”.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of the Company’s Common Stock subject to restrictions imposed by the committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the committee may determine. The holder of restricted stock units will have the right, subject to any restrictions imposed by the committee, to receive shares of the Company’s Common Stock at some future date determined by the committee. The committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the committee determines that it would be in the Company’s best interest to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2006 Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. The committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria: (i) revenue; (ii) cash flow; (iii) gross profit; (iv) earnings before interest and taxes; (v) earnings before interest, taxes, depreciation and amortization; (vi) net earnings; (vii) diluted earnings per share; (viii) margins, including gross profit, operating and net income margins; (ix) returns, including return on assets, equity, investment, capital and revenue and total stockholder return; (x) stock price; (xi) economic value added; (xii) working capital; (xiii) market share;

(xiv) cost reductions; (xv) workforce satisfaction and diversity goals; (xvi) employee retention; (xvii) customer satisfaction; (xviii) completion of key projects; and (ixx) strategic plan development and implementation.

The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual or organizational levels. The aggregate dollar value of performance awards paid to any recipient in any calendar year may not exceed $[            ].

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in shares of the Company’s Common Stock, other securities or other property equivalent to the amount of cash dividends paid by the Company to its stockholders, with respect to the number of shares determined by the committee. Dividend equivalents will be subject to other terms and conditions determined by the committee.

Stock Awards. The committee may grant unrestricted shares of the Company’s Common Stock, subject to terms and conditions determined by the committee and the 2006 Plan limitations.

Automatic Grant Program. Under the 2006 Plan, each non-employee member of the Board, upon his or her appointment or initial election to the Board, will be granted a non-statutory option to purchase 25,000 shares of the Company’s Common Stock, provided such individual was not previously in the Company’s employ. In addition, on the date of each annual stockholders’ meeting, each individual who is reelected to the Board as a non-employee Board member is automatically granted a non-statutory option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such annual grants which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company’s employ will be fully eligible for one or more annual grants over their period of Board service.

Each 25,000-share automatic option will vest in two annual installments measured from the date of grant. Each 10,000-share automatic option will vest upon the first anniversary of the grant date. The shares subject to each 25,000-share automatic option grant and each 10,000-share automatic option grant will immediately vest in full if the optionee dies or becomes disabled while serving as a director. The shares subject to each option granted under the automatic option grant program will also immediately vest upon any change in control transaction and if a change in the majority of the Board effected through one or more contested elections for Board membership occurs.

Each automatic option grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of ten years, subject to earlier termination twelve months after the date of the optionee’s cessation of Board service for any reason. Each automatic option will be immediately exercisable for all of the option shares and, upon an optionee’s termination of Board service, will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve-month period following such termination date (but in no event beyond the option expiration date). However, any unvested shares purchased under such option will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share (determined at the time of the optionee’s Board service ceases), should the optionee cease Board service prior to vesting in those shares.

Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board, the 2006 Plan will expire on the tenth anniversary of its adoption. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2006 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the committee may amend, alter or discontinue the 2006 Plan at any time, although stockholder approval must be obtained for any action that would, absent such approval, (i) violate the rules and regulations of the Nasdaq Stock Market or any other securities exchange applicable to the Company, (ii) cause Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code to become unavailable with respect to the 2006 Plan or (iii) cause the Company to be unable under the Internal Revenue Code to grant incentive stock options under the 2006 Plan.

Acceleration. The committee may permit accelerated vesting of an award upon the occurrence of certain events, including a change in control, regardless of whether the award is assumed, substituted or otherwise continued in effect by the successor corporation. The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Transferability of Awards. Unless otherwise provided by the committee, awards under the 2006 Plan may only be transferred by will or by the laws of descent and distribution.

Delivery of Shares for Tax Obligation. Under the 2006 Plan, the committee may permit participants receiving or exercising awards, subject to the discretion of the committee and upon such terms and conditions as it may impose, to deliver shares of the Company’s Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state income tax obligations.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2006 Plan.

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s Common Stock acquired on the date of exercise over the exercise price, and the Company will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising an incentive stock option, the optionee generally will not recognize taxable income (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of the Company’s Common Stock received, and the Company will receive an income tax deduction in the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs. As to other awards granted under the 2006 Plan that are payable in either cash or shares of the Company’s Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of the Company’s Common Stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2006 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Company will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2006 Plan.

Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the Company’s stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The 2006 Plan has been designed to permit grants of stock options and SARs issued under the 2006 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or a SAR may be exempt from $1,000,000 deduction limit. Grants of other awards under the 2006 Plan may not so qualify for this exemption. The 2006 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of Common Stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2006 Plan. In addition, the committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2006 Plan were to be approved by the stockholders. The fair market value per share of Common Stock on any relevant date under the 2006 Plan will be the closing selling price per share on that date on the Nasdaq Stock Market. The closing price of a share of the Company’s Common Stock as reported on the Nasdaq Capital Market on January 18, 2006 was $3.21.

In light of the fact that automatic stock option grants are scheduled to be made to the Company’s non-employee directors following the Annual Meeting, the Company anticipates that each of its non-employee directors who were not previously employed by the Company, other than Gen. Ragano and Mr. Hale who will not have served for more than six months since their respective appointments, will receive an automatic stock option grant for 10,000 shares of Common Stock under the 2006 Plan, consistent with the terms of the automatic option grant program described above and subject to approval of the 2006 Plan by the stockholders at the Annual Meeting. The Company, however, does not have any specific current plans or commitments for any other awards under the 2006 Plan.

Accounting Treatment

Effective October 3, 2005 (the “implementation date”), the beginning of fiscal 2006, the Company has accounted for stock-based compensation as contemplated under the 2006 Plan under Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), Share Based Payment (“SFAS 123(R)”). Pursuant to SFAS 123(R), the Company is required to expense against the Company’s reported earnings: (1) the fair value of all option grants or stock issuances made to employees or directors on or after the implementation date; and (2) a portion of the fair value of each option and stock grant made to employees or directors prior to the implementation date that represents the unvested portion of these share-based awards as of such implementation date. These amounts are expensed after the implementation date over the respective vesting periods of each award using the straight line attribution method. The Company is using the modified prospective method under SFAS 123(R), whereby no prior periods are restated; rather, the Company will continue to disclose prior period pro-forma net earnings and net earnings per share in footnote disclosure.

The number of outstanding options may affect the Company’s earnings per share on a fully diluted basis.

Option Transactions

The table below shows, as to the Company’s present and prior Chief Executive Officer, the Company’s two other most highly compensated executive officers (with base salary and bonus for fiscal 2005 in excess of $100,000) and the other individuals and groups indicated below, the number of shares of Common Stock subject to option grants made under the Company’s option plans from October 4, 2004 through January 20, 2006, together with the weighted average exercise price payable per share. Between October 4, 2004, and January 20, 2006, the Company issued 2,650 shares of Common Stock under direct stock issuance provisions of the Company’s option plans.

Name and Position	Number of Shares Underlying Options Granted (#)	Weighted Average Exercise Price per Share ($)
John C. Carson Chief Executive Officer, President and Director	250,000	2.37
John J. Stuart, Jr. Sr. V.P., Chief Financial Officer and Secretary	225,000	2.34
Volkan Ozguz Sr. V.P., Chief Technical Officer	70,000	2.50
Robert G. Richards Director (Prior Chief Executive Officer)	74,000	2.34
Joseph Carleone Sr. V.P., Chief Product Officer	130,000	2.54
Mel R. Brashears Chairman of the Board	175,000	2.38
Marc Dumont Director	54,000	2.39
Martin Hale, Jr Director	25,000	3.16
Thomas M. Kelly Director	54,000	2.39
Clifford Pike Director	100,000	2.42
Frank Ragano Director	25,000	2.25
Chris Toffales Director	104,000	2.44
All current executive officers as a group (4)	675,000	2.41
All nominees for election as director (9)	861,000	2.41
All current directors who are not executive officers, as a group (8)	611,000	2.42
All employees, including current officers who are not executive officers, as a group (116)	1,158,600	2.29

As of January 20, 2006, options to purchase 5,100,500 shares of Common Stock were outstanding and 418,000 shares remained available for future grant under the Company’s option plans.

Vote Required

The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on this matter is required for approval of the 2006 Plan. Should such stockholder approval not be obtained, then the 2006 Plan will not be adopted, the Company’s Current Plans will continue in effect and option grants and stock issuances may continue to be made under the Current Plans until all the shares of Common Stock authorized for issuance under those Current Plans have been issued.

Recommendation of the Board

The Board deems this Proposal to be in the best interests of the Company and its stockholders and recommends a vote “FOR” approval of such Proposal.

PROPOSAL SEVEN:

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed the firm of Grant Thornton LLP, independent auditors for the Company during fiscal 2005, to serve in the same capacity for the 2006 fiscal year ending October 1, 2006, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is being sought for ratification of the selection of Grant Thornton LLP.

Stockholder ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors is not required by the Company’s By-Laws or otherwise. However, the Company is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board may reconsider its selection. Even if the selection is ratified, the Audit Committee of the Board, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders or required by law.

A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

Audit and Other Fees

Audit Fees: Grant Thornton LLP, the Company’s independent auditors, billed the Company an aggregate of $372,100 for professional services rendered for the audit of the Company’s financial statements for fiscal 2005, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods in fiscal 2005 and for consents issued in connection with the Company’s registration statements on Forms S-3 and S-8 in fiscal 2005. Grant Thornton billed the Company an aggregate of $277,400 for such comparable professional services rendered for the fiscal year ended October 3, 2004 (“fiscal 2004”).

Audit-Related Fees: In fiscal 2005, Grant Thornton LLP billed the Company an aggregate of $38,500 for fees in connection with discussions related to the Company’s review in the context of the Sarbanes-Oxley Act. Grant Thornton LLP billed the Company an aggregate of $9,800 for such comparable professional services rendered for fiscal 2004.

Tax Fees: The Company did not engage Grant Thornton LLP to provide advice or assistance in tax compliance/preparation and other tax services for either fiscal 2005 or fiscal 2004.

All Other Fees: The Company did not engage Grant Thornton LLP to provide any other services for either fiscal 2005 or fiscal 2004.

Except for the fees for services described under “Audit Fees” and “Audit-Related Fees” above, the Company did not pay Grant Thornton LLP any other fees or engage Grant Thornton LLP for any other services during fiscal 2005 and fiscal 2004.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

Vote Sought

The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on this matter is being sought for ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending October 1, 2006.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the ratification of the selection of Grant Thornton LLP to serve as the Company’s independent auditors for the fiscal year ending October 1, 2006.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy. The proxy holders shall vote at their discretion on any procedural matters that may come before the meeting.

DESCRIPTION OF CAPITAL STOCK OF IRVINE SENSORS CORPORATION

General

The Company’s authorized capital stock consists of 80 million shares of Common Stock, $0.01 par value per share, and 500,000 shares of Preferred Stock, $0.01 par value per share. Based on the number of shares, options and warrants outstanding as of December 31, 2005, there were 19,432,297 outstanding shares of Common Stock, outstanding options to purchase 5,116,900 shares of Common Stock and outstanding warrants to purchase 1,137,730 shares of Common Stock (excluding warrants issued pursuant to the Private Placement or the Loan and Security Agreement).

Common Stock

As of December 31, 2005, there were 19,432,297 shares of Common Stock outstanding. Holders of the Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders. Holders of Common Stock are entitled to receive ratably any dividends that may be declared by the Board out of legally available funds, subject to any preferential dividend rights of any outstanding preferred stock. Upon the Company’s liquidation, dissolution or winding up, the holders of Common Stock are entitled to receive ratably the Company’s net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are, and the shares issued by the Company upon approval of the proposals set forth in this proxy statement will be upon receipt of payment for such shares, fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which the Company may designate and issue in the future without further stockholder approval. As of December 31, 2005, there were no shares of preferred stock outstanding.

Preferred Stock

The Board is authorized without further stockholder approval to issue from time to time up to an aggregate of 500,000 shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights, qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of such series without further vote or action by the stockholders. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of management without further action by the stockholders and may adversely affect the voting and other rights of the holders of Common Stock. The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others. The Company has no present plans to issue any shares of preferred stock.

Anti-Takeover Provisions

Delaware Law

The Company is subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. Section 203 prevents Delaware corporations, including those that are listed on The Nasdaq Capital Market, from engaging in a business combination involving a merger or sale of more than 10% of the corporation’s assets, with any interested stockholder, that is, a stockholder who owns 15% or more of the corporation’s outstanding voting stock, as well as affiliates and associates of any such person, for three years following the date that such stockholder became an interested stockholder unless:

•	the transaction that resulted in the stockholder becoming an interested stockholder was approved by the board of directors prior to the date the interested stockholder attained such status;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by (i) persons who are directors as well as officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	on or subsequent to such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

A Delaware corporation may opt out of Section 203 with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. The Company has not opted out of the provisions of this anti-takeover law. This statute could prohibit or delay mergers or other takeover or change-of-control attempts with respect to the Company and, accordingly, may discourage attempts to acquire the Company.

Charter and Bylaw Provisions

There are provisions in the Company’s amended and restated certificate of incorporation and amended and restated bylaws that may make it more difficult to acquire control of the Company by various means. These provisions could deprive the stockholders of opportunities to realize a premium on the shares of Common Stock owned by them. In addition, these provisions may adversely affect the prevailing market price of the stock. These provisions are intended to:

•	enhance the likelihood of continuity and stability in the composition of the Board and in the policies formulated by the Board;

•	discourage the types of transactions which may involve an actual or threatened change in control of the Company;

•	discourage tactics that may be used in proxy fights;

•	encourage persons seeking to acquire control of the Company to consult first with the Board of Directors to negotiate the terms of any proposed business combination or offer; and

•	reduce the Company’s vulnerability to an unsolicited proposal for a takeover that does not contemplate the acquisition of all the Company’s outstanding shares or that is otherwise unfair to the Company’s stockholders.

Filling Vacancies on the Board of Directors. Subject to the rights of the holders of any outstanding series of Preferred Stock, the bylaws authorize only the Board to fill vacancies, including newly created directorships. Accordingly, this provision could prevent a stockholder from obtaining majority representation on the Board by enlarging the Board of Directors and filling the new directorships with its own nominees.

Advance Notice Requirements for Stockholder Proposals and Director Nominations. The bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 120 days prior to the one year anniversary of the date on which the Company’s proxy statement for the prior year’s meeting was mailed to stockholders. The bylaws also specify requirements as to the form and content of a stockholder’s notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

Authorized but Unissued Shares. The authorized but unissued shares of Common Stock and preferred stock are available for future issuance without stockholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of Common Stock and preferred stock could render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise.

Registration Rights

The Company has entered into a registration rights agreement with Richard Behfarin, one of the Company’s former consultants, providing Mr. Behfarin with rights to require the Company to register his shares of Common Stock with the Securities and Exchange Commission for resale. The Company also has entered into registration rights agreements with Timothy Looney, the Company’s Vice-President, and Pequot, and intends to register certain shares of Common Stock issuable to Chris Toffales, the Company’s director, all as described in Proposals One through Five of this proxy statement. In addition, the Company is a party to registration rights agreements with various other third parties, which registration rights have already been satisfied.

Warrants

As of December 31, 2005, various third parties held outstanding warrants to purchase 1,137,700 shares of the Company’s Common Stock at prices ranging from $1.00 to $27.00, excluding the Warrants to Pequot pursuant to the Private Placement and the Bank Warrant pursuant to the Loan and Security Agreement.

As of December 31, 2005, Pequot held outstanding warrants to purchase shares of the Company’s Common Stock as described in Proposal Two of this proxy statement.

Senior Subordinated Secured Convertible Notes

As of December 31, 2005, Pequot held outstanding senior subordinated secured convertible notes convertible into shares of the Company’s Common Stock as described in Proposal Two of this proxy statement.

Transfer Agent and Registrar

The Transfer Agent and Registrar for the Company’s Common Stock is Mellon Investor Services.

Listing

The Company’s shares of Common Stock are listed on The Nasdaq Capital Market under the symbol “IRSN” and on The Boston Stock Exchange under the symbol “ISC.”

OWNERSHIP OF SECURITIES

The following table sets forth, as of January 20, 2006, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding classes of voting securities, (ii) each director and director nominee, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership

Name	Sole Voting or Investment Power		Shared Voting or Investment Power		Aggregate Beneficial Ownership	Percent of Beneficial Ownership(1)
Mel R. Brashears	725,000	(2)	—		725,000	3.6%
Joseph Carleone	171,058	(3)	—		171,058	*
John C. Carson.	1,675,595	(4)(5)	2,505,982	(16)(17)(18)	4,181,577	20.8%
Marc Dumont	108,142	(6)	—		108,142	*
Martin Hale, Jr	35,000	(7)	—		35,000	*
Thomas M. Kelly	50,000	(8)	—		50,000	*
Volkan Ozguz	128,437	(9)	—		128,437	*
Clifford Pike	160,000	(10)	—		160,000	*
Frank Ragano	26,143	(11)	—		26,143	*
Robert G. Richards	478,431	(12)			478,431	2.4%
John J. Stuart, Jr.	637,647	(5)(13)	2,505,982	(16)(17)(18)	3,143,629	15.8%
Chris Toffales	154,000	(14)	—		154,000	*
All current directors and executive officers as a group (12 persons)	4,249,453	(15)	2,505,982	(16)(17)(18)	6,755,435	30.2%
5% Stockholders Not Listed Above:
Pequot Capital Management, Inc.	3,865,929	(19)	—		3,865,929	16.6%
American Stock Transfer & Trust Company TTEE Irvine Sensors Corporation Cash or Deferred & Stock Bonus Plan Ret. Plan	—		2,505,982	(17)	2,505,982	12.9%

*	Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.
(1)	Percentages have been calculated based upon 19,461,747 shares outstanding on January 20, 2006, plus Common Stock deemed outstanding at such date pursuant to Rule 13d-3(d)(1) under the Exchange Act. Unless otherwise indicated, the address of each stockholder named above is c/o Irvine Sensors Corporation, 3001 Red Hill Ave., Costa Mesa, CA 92626.
(2)	Includes 725,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(3)	Includes 170,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(4)	Includes 486,500 shares issuable upon exercise of Common Stock options and 117,727 shares issuable upon exercise of Common Stock warrants exercisable within 60 days of January 30, 2006. Also includes amounts and percentages for the holdings of his wife, including amounts held as separate property.

(5)	Reflects shares of Common Stock held by the Company’s Employee Stock Bonus Plan; the named individual has limited ability to direct the liquidation of assets in his subaccount in contemplation of retirement, subject to restrictions imposed by the Administrative Committee (See footnote 17). Also reflects shares held by the Company’s Deferred Compensation Plan; the named individual has ownership interests in these shares upon retirement, for which he is presently eligible, but no ability to direct disposition or voting of the shares prior to retirement (See footnote 18).
(6)	Includes 104,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(7)	Includes 25,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006. The beneficial interest, if any, in the shares of Common Stock underlying these options, and the right to vote or dispose of the shares of Common Stock issuable upon exercise of such options by Mr. Hale is held by Pequot Capital Management, Inc. pursuant to a contractual relationship between Mr. Hale and Pequot Capital Management, Inc. Does not include 2,863,651 shares issuable upon conversion of senior subordinated secured convertible notes and 1,002,278 shares issuable upon exercise of warrants exercisable within 60 days of January 30, 2006, held of record by Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (collectively, “Pequot”). Pequot Capital Management, Inc., the investment manager/advisor of Pequot, exercises sole voting and investment power over all shares held of record by Pequot. One of the Company’s directors, Mr. Hale, is a Managing Director and serves on the investment committee of Pequot Capital Management, Inc., is a member of the general partner of Pequot, and may be deemed to beneficially own the securities held of record by Pequot. Mr. Hale disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Arthur J. Samberg is the executive officer, director and controlling shareholder of Pequot Capital Management, Inc.
(8)	Includes 104,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(9)	Includes 128,437 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(10)	Includes 160,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(11)	Includes 25,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(12)	Includes 409,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006. Also reflects shares of Common Stock held by the Company’s Employee Stock Bonus Plan; the named individual has limited ability to direct the liquidation of assets in his subaccount, subject to restrictions imposed by the administrative committee (See footnote 17).
(13)	Includes 45,290 shares held by the Stuart Family Trust, of which Mr. Stuart is a trustee, and 467,750 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(14)	Includes 154,000 shares issuable upon exercise of Common Stock options exercisable within 60 days of January 30, 2006.
(15)	Includes 2,922,414 shares issuable upon exercise of Common Stock options and warrants exercisable within 60 days of January 30, 2006, which represents the sum of all such shares issuable upon exercise of options and warrants held by all executive officers and directors as a group.
(16)	The named individual is a member of the Administrative Committee (see footnote 17) and the Deferred Plan Administrative Committee (see footnote 18), and has shared voting and investment power over the shares held by the Company’s Employee Stock Bonus Plan and Deferred Compensation Plan.
(17)	An administrative committee (the “Administrative Committee”), currently comprised of John C. Carson, John J. Stuart, Jr. and Roger Soucy, has the right to receive and the power to direct the receipt of dividends from or the proceeds from the sale of the securities held by the Irvine Sensors Corporation Cash or Deferred & Stock Bonus Plan Ret. Plan, the Employee Stock Bonus Plan, for the benefit of the Company’s employees. The Administrative Committee has voting and investment power over all securities held under such plan.
(18)

An administrative committee (the “Deferred Plan Administrative Committee”) currently comprised of John C. Carson, John J. Stuart, Jr. and Roger Soucy has the right to receive and the power to direct the receipt of dividends from or the proceeds from the sale of the securities held by the Irvine Sensors Deferred Compensation Plan, for the benefit of key Company employees. The Deferred Plan Administrative Committee has voting and investment power over all securities held under such plan.

(19)	Includes 2,863,651 shares issuable upon conversion of senior subordinated secured convertible notes and 1,002,278 shares issuable upon exercise of warrants exercisable within 60 days of January 30, 2006, held of record by Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (collectively, “Pequot”). Pequot Capital Management, Inc., the investment manager/advisor of Pequot, exercises sole voting and investment power over all shares held of record by Pequot. The address of Pequot Capital Management, Inc. is 500 Nyala Farm Road, Westport, CT 06880. One of the Company’s directors, Mr. Hale, is a Managing Director and serves on the investment committee of Pequot Capital Management, Inc., is a member of the general partner of Pequot, and may be deemed to beneficially own the securities held of record by Pequot. Mr. Hale disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Arthur J. Samberg is the executive officer, director and controlling shareholder of Pequot Capital Management, Inc. Does not include the beneficial interest, if any, in the 25,000 shares of Common Stock underlying the options granted to Mr. Hale, and the right to vote or dispose of such shares of Common Stock issuable upon exercise of such options by Mr. Hale, which rights are held by Pequot Capital Management, Inc. pursuant to a contractual relationship between Mr. Hale and Pequot Capital Management, Inc. Also does not include 3,154,666 shares of Common Stock beneficially owned by the Company’s directors and officers that are subject to a voting agreement between the Company and its directors and officers relating to certain matters being submitted for approval at the 2006 Annual Meeting. Pequot does not affirm to be part of a group with respect to these shares and expressly disclaims beneficial ownership of these shares

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 2, 2005 with respect to the shares of Company Common Stock that may be issued under the Company’s existing equity compensation plans. If Proposal Six adopting the 2006 Stock Incentive Plan is approved by stockholders at the 2006 Annual Meeting, the Company’s other existing stock option plans will be terminated and no future securities will be issued pursuant to those plans.

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	4,186,300	2.43	390,700
Equity Compensation Plans Not Approved by Stockholders (2)(3)	936,700	2.17	56,300
Total	5,123,000	2.38	447,000

(1)	Consists of the 2003 Stock Incentive Plan, the 2001 Irvine Sensors Corporation Stock Option Plan and the 1999 Stock Option Plan.
(2)	Consists of the 2001 Non-Qualified Stock Option Plan (“2001 Supplemental Plan”) and the 2000 Non-Qualified Option Plan (“2000 Supplemental Plan”). Some of the Company’s directors and officers hold options issued under these plans.
(3)	Five hundred thousand shares have also been contributed by the Company to a Rabbi Trust to be held for the benefit of certain key employees pursuant to a non-qualified deferred compensation retirement plan. Contributions are determined by the Company’s Board annually. Accordingly, such shares are not included in the number of securities issuable in column (a) or the weighted average price calculation in column (b), nor are potential future contributions included in column (c).

Non-Stockholder Approved Plans

As of January 19, 2006, the Company has two non-stockholder approved equity incentive plans, the 2000 Supplemental Plan and the 2001 Supplemental Plan.

Under the 2001 Supplemental Plan, option grants may be made to employees of the Company (or any parent or subsidiary corporation) who are neither officers nor Board members at the time of the option grant. Under the 2000 Supplemental Plan, option grants may be made to employees, directors or consultants of the Company (or any parent or subsidiary corporation). Options under the 2000 Supplemental Plan and the 2001 Supplemental Plan (the “Supplemental Option Plans”) will typically vest and become exercisable in a series of installments over the optionee’s period of service with the Company. Each outstanding option under the 2000 Supplemental Plan will vest in full on an accelerated basis in the event the Company is acquired. Each outstanding option under the 2001 Supplemental Plan will vest in full on an accelerated basis in the event the Company is acquired and that option is not assumed or replaced by the acquiring entity. Each option granted under either of the Supplemental Option Plans will have a maximum term set by the plan administrator (either the Board or a Board committee) at the time of grant, subject to earlier termination following the optionee’s cessation of employment or service. All options granted under the Supplemental Option Plans are non-statutory options under the Federal tax law.

As of October 2, 2005, options covering 40,000 shares of Common Stock, out of a total of 75,000 total shares reserved, were outstanding, no shares had been issued, there were no outstanding share right awards, and 35,000 shares remained available for future award under the 2000 Supplemental Plan, unless said Plan is terminated in connection with the adoption of the proposed 2006 Stock Incentive Plan. As of October 2, 2005, options covering 896,700 shares of Common Stock, out of a total of 1,500,000 total shares reserved, were outstanding, 582,000 shares had been issued, there were no outstanding share right awards, and 21,300 shares remained available for future award under the 2001 Supplemental Plan, unless said Plan is terminated in connection with the adoption of the proposed 2006 Stock Incentive Plan.

In September 2002, the Company authorized a non-qualified deferred compensation retirement plan for key employees with service then in excess of twelve years. Contributions to this plan are determined by the Company’s Board annually and made to a Rabbi Trust to be held for the benefit of certain key employees. 500,000 shares of the Company’s Common Stock have been contributed to the Rabbi Trust over the period June 2003 through October 2005. The plan is unfunded, and participants’ accounts represent unsecured claims against the Company. The Rabbi Trust was established by the Company and is subject to creditor claims. Shares in the plan may be distributed to each plan beneficiary when they retire from service at a retirement age permitted under the Company’s Cash or Deferred and Stock Bonus Plan.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Directors and Executive Officers

The following is a brief description of the capacities in which the Company’s executive officers who are not also a director of the Company have served during the past five years and other biographical information. The biographies of Messrs. Brashears, Carson, Dumont, Hale, Kelly, Pike, Ragano Richards, and Toffales appear earlier in this proxy statement under “Proposal One: Election of Directors.”

Dr. Joseph Carleone, age 59, has been a Senior Vice President and Chief Product Officer of the Company since November 2005. At that time, he resigned as a director of the Company after service in that role since March 2003. Prior to that time, from September 2000, Dr. Carleone was Vice President of GenCorp, a major technology-based manufacturing company in aerospace and defense, pharmaceutical fine chemical and automotive businesses, and President of Aerojet Fine Chemicals LLC, a business unit of GenCorp. From 1999 to 2000, he was Vice President and General Manager, Remote Sensing Systems at Aerojet. In addition, he served as Vice President, Operations from 1997 to 2000. Dr. Carleone holds a B.S. in Mechanical Engineering, a M.S. in Applied Mechanics and a Ph.D. in Applied Mechanics from Drexel University.

Timothy L. Looney, age 54, has been a Vice President of the Company and a President of the Company’s subsidiary, Optex Systems, Inc., since January 2006 Prior to joining the Company, Mr. Looney served as President and Chief Executive Officer of Optex Systems, Inc., a military sights manufacturer, beginning in December 2002, and he served as that company’s Vice President from June 1987 until he became President and Chief Executive Officer. Mr. Looney has served as a director of Optex Systems, Inc. since December 1987. Mr. Looney attended the University of Texas at Arlington where he majored in business administration.

Dr. Volkan Ozguz, age 50, has been a Senior Vice President of the Company since March 2005 and Chief Technical Officer since March 2004. He has been with the Company since December 1995 in positions of increasing managerial responsibility for research and development activities. Prior to joining the Company, Dr. Ozguz was a research scientist and lecturer at the University of California, San Diego. He is the author of numerous technical publications and is the inventor on several patents assigned to the Company. Dr. Ozguz holds a B.S. and M.S. in Electrical Engineering from Istanbul Technical University and a Ph.D. in Electrical Engineering from North Carolina State University.

John J. Stuart, Jr., age 66, joined the Company in January 1983 as its Manager of Special Projects and Communications, became the Company’s Chief Financial Officer and Treasurer in July 1985, a Vice President in June 1995, a Senior Vice President in November 1998 and Secretary in March 2001. He relinquished the position of Treasurer in February 1995. Effective October 1998, Mr. Stuart re-assumed the position of Treasurer in addition to his other responsibilities. Mr. Stuart has been an Advisory Member of the Company’s Board since November 1998. Mr. Stuart is also a member of the Board of Directors of Novalog (since October 1995), MSI (since October 1997), RedHawk Vision (since March 2000) and iNetWorks (since October 2000). During these periods has also served, and continues to serve, as Chief Financial Officer of MSI, RedHawk Vision and iNetWorks. He was also Chief Financial Officer of Novalog from October 1995 to June 2001. In May 2002, he became Secretary of Novalog, and in October 2002 resumed the position of Chief Financial Officer of Novalog. Mr. Stuart is a director of EuroTrust A/S, a Danish company that is not affiliated with the Company. Mr. Stuart holds a B.S. in Industrial Management from the Massachusetts Institute of Technology.

Compensation of Executive Officers

For fiscal years ended October 2, 2005, October 3, 2004 and September 28, 2003, the compensation awarded or paid to, or earned by the Company’s Chief Executive Officers, and each of the two other executive officers of the Company whose annual salary and bonus exceeded $100,000 in fiscal 2005 (the “Named Executive Officers”) is shown in the following table:

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation
Name and Principal Positions	Fiscal Year	Salary ($)	Bonus ($)	Options / SARs (#)(1)	All Other Compensation ($)(2)
John C. Carson Chief Executive Officer and President	2005 2004 2003	232,536 200,572 177,396	— 100 —	250,000 150,000 50,000	87,884 93,138 87,195

John J. Stuart, Jr. Senior Vice President, Chief Financial Officer, Secretary and Treasurer	2005 2004 2003	200,776 187,627 175,646	— 100 —	225,000 150,000 50,000	76,587 80,129 75,423

Volkan Ozguz. Senior Vice President, Chief Technical Officer (3)	2005 2004 2003	179,907 123,472 118,901	3,250 3,350 4,000	70,000 13,938 15,000	26,712 40,249 16,125

Robert G. Richards Chief Executive Officer (4)	2005 2004 2003	63,713 100,256 100,256	3,500 100 —	74,000 150,000 100,000	11,094 21,999 17,102

(1)	No SARs have been issued to the Named Executive Officers during the fiscal years represented.
(2)	Amounts in this column include the value of shares contributed to the named individual’s account in the Employee Stock Bonus Plan. Such contribution amounts for the 2005 Fiscal Year are estimates pending completion of forfeiture allocations for the fiscal year to the accounts of Plan beneficiaries. See “Employee Stock Bonus Plan.” Amounts in this column also include the value of shares contributed to a Rabbi Trust to be held for the benefit of the named individuals pursuant to a non-qualified deferred compensation retirement plan. In November 2004, shares valued at $53,817 were contributed on behalf of Mr. Carson and shares valued at $43,458 were contributed on behalf of Mr. Stuart. In June 2004, shares valued at $56,753 were contributed on behalf of Mr. Carson and shares valued at $45,828 were contributed on behalf of Mr. Stuart. In September 2003, shares valued at $34,247 were contributed on behalf of Mr. Carson and shares valued at $27,655 were contributed on behalf of Mr. Stuart. In June 2003, shares valued at $26,909 were contributed on behalf of Mr. Carson and shares valued at $21,727 were contributed on behalf of Mr. Stuart. The plan is unfunded, and participants’ accounts represent unsecured claims against the Company. The Rabbi Trust was established by the Company and is subject to creditor claims. Shares held by the Rabbi Trust may be distributed to each plan beneficiary when they retire from service at a retirement age permitted under the Company’s Employee Stock Bonus Plan.
(3)	The named individual became a Named Executive Officer in fiscal 2005.
(4)	The named individual retired as Chief Executive Officer in April 2005

Employment, Termination of Employment and Change-in-Control Agreements

The Company has no other employment, termination of employment and change-in-control agreements with any of the Named Executive Officers.

Option Grants

The following table sets forth certain information regarding grants of stock options made during fiscal 2005 to the Named Executive Officers. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

OPTIONS GRANTED DURING LAST FISCAL YEAR

Name	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($) (3)
	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year (2)		Exercise or Base Price ($/Share)		Expiration Date
							5%		10%
John C. Carson	150,000 100,000	6.3 4.2	% %	$ $	2.19 2.64	3/1/2015 9/15/2005	$ $	206,600 166,000	$ $	523,500 420,700
John J. Stuart, Jr.	150,000 75,000	6.3 3.2	% %	$ $	2.19 2.64	3/1/2015 9/15/2005	$ $	206,600 124,500	$ $	523,500 315,600
Volkan Ozguz	20,000 50,000	0.8 2.1	% %	$ $	2.15 2.64	3/15/2015 9/15/2015	$ $	27,000 83,000	$ $	68,500 210,400
Robert G. Richards (4)	50,000	2.1%			$2.19	3/1/2015		$68,900		$174,500

(1)	Options have a term of ten years, are immediately vested and have an exercise price equal to the fair market value of the Common Stock on the date of grant.
(2)	Options to purchase an aggregate of 2,367,600 shares of the Company’s Common Stock were granted to the Company’s employees during fiscal 2005 at various exercise prices equal to the fair market value of the Common Stock on the date of grant.
(3)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are from the date the respective options were granted to their expiration date, are mandated by rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the price of the Common Stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. The actual gains, if any, on the stock option exercises will depend on the future performance of the Common Stock, the optionholder’s continued employment through the option vesting period and the date on which the options are exercised.
(4)	The named individual also received a grant of an option to purchase 24,000 shares in September 2005 for services as a director after his resignation as Chief Executive Officer.

Option Exercises During Last Fiscal Year and Fiscal Year-End Values

The following table contains information relating to the exercise of stock options by the Named Executive Officers in fiscal 2005, as well as the number and value of their unexercised options as of October 2, 2005. No stock appreciation rights were exercised during such fiscal year or held by any Named Executive Officer as of October 2, 2005.

AGGREGATED OPTION EXERCISES DURING LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) (2)		Value of Unexercised In-the-Money Options at Fiscal Year End ($) (3)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John C. Carson	—	—	511,500	—	215,600	—
John J. Stuart, Jr.	—	—	467,750	—	191,900	—
Volkan Ozguz.			116,700	11,700	71,100	4,600
Robert G. Richards	—	—	409,000	—	305,600	—

(1)	Represents the fair market value of the Company’s Common Stock on the date of exercise (based on the closing sales price reported on the Nasdaq SmallCap Market), less the exercise price, multiplied by the number of options, and does not necessarily indicate that the shares were sold by the optionee.
(2)	Includes both in-the-money and out-of-the money options.
(3)	Based on the fair market value of the Company’s Common Stock on the last trading day of fiscal 2005 ($2.61 per share), less the applicable exercise prices, multiplied by the number of options.

Employee Stock Bonus Plan

All of the Company’s employees are eligible to participate in the Employee Stock Bonus Plan (the “ESBP”), which is a tax-qualified retirement plan. Employees are enrolled in the ESBP as of the day following the date on which the employee completes at least one hour of work. In order to share in the Company’s contribution to the ESBP in any fiscal year of the ESBP (“Plan Year”), an employee must have worked a minimum of 1,000 hours during the Plan Year, and be employed by the Company at the end of the Plan Year. To date, the ESBP has been funded only with previously unissued shares of the Company’s common and preferred stock; thus the Company has not contributed any cash to the ESBP. The ESBP’s assets are allocated annually to the participating employees’ accounts in the respective ratios that each participating employee’s compensation for that year bears to the total compensation of participating employees. An employee’s participation in the ESBP terminates on his retirement, disability or death, at which time the employee will receive that portion of his or her account that has vested. Generally, an employee’s account vests at a rate of 20% per year and is 100% vested after five years of employment. All executive officers named in the Summary Compensation Table participate in the ESBP. In the fiscal years ended October 2, 2005, October 3, 2004 and September 28, 2003, the Company contributed approximately 401,500, 532,300 and 520,200 shares of Common Stock, respectively, to the ESBP, valued at $900,000, $725,000 and $695,000, respectively, as of the date of contribution. The value of contributions to the accounts of the Named Executive Officers for fiscal 2005 has been included in “All Other Compensation” in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation

During fiscal 2005, Messrs. Dumont, Carleone and Kelly served on the Compensation Committee. None of the members of the Compensation Committee was at any time during fiscal 2005 or at any other time an officer or employee of the Company. None of the Company’s executive officers has, during fiscal 2005, served on the board or the compensation committee of any other entity, any of whose officers served either on the Board or the Compensation Committee of the Company.

Related Party Transactions

In May 2005, the Company entered into a one-year consulting agreement with one of its directors, Chris Toffales, and CTC Aero, LLC, of which Mr. Toffales is sole owner, pursuant to which Mr. Toffales and CTC Aero would provide strategic planning and business development consulting services to the Company. Mr. Toffales earned $100,900 during fiscal 2005 for the provision of such services pursuant to this agreement. In August 2005, the Company amended and restated the agreement, pursuant to which amendment Mr. Toffales would provide services in connection with potential acquisition activities of the Company and the Company would pay a success fee in the event of the closure of such an acquisition. Mr. Toffales did not earn such a success fee during fiscal 2005; however, he earned a success fee of $500,000 in connection with the acquisition of Optex described below. Although this fee currently is payable in cash, the Company is seeking stockholder approval to pay the fee with 192,308 shares of Common Stock in lieu of cash. CTC Aero also earned a fee of approximately $127,500 in connection with the closing of the private placement described below, payable by Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P., the purchasers of the senior subordinated secured convertible notes issued in such private placement.

On December 30, 2005, the Company entered into an amendment to the Consulting Agreement to extend its term for three years to December 30, 2008, and to make all future acquisition success fees, if any, payable in unregistered shares of Common Stock in an amount equal to between 5% and 1% of the total purchase price paid by the Company for the acquisition, which percentage decreases based upon the total acquisition purchase price, and valued at the same per share purchase price as agreed upon in the applicable acquisition. The success fee shall not be less than $150,000. The Company also will pay an additional amount in cash equal to 35% of the success fee.

In December 2005, the Company purchased 70% of the issued and outstanding capital stock of Optex Systems, Inc. from Timothy Looney in consideration for an initial cash payment of $14.0 million, subject to adjustment upon completion of Optex’s 2005 audit. Mr. Looney also has the potential to receive up to an additional $4.0 million in a cash earnout based upon the percentage of net cash flow generated from the Optex business for each of the next three fiscal years. The Company also entered into a Buyer Option Agreement with Mr. Looney, whereby the Company will purchase the remaining 30% of the issued and outstanding capital stock of Optex from Mr. Looney upon approval of the Company’s stockholders in consideration for the issuance to Mr. Looney of 2,692,308 shares of the Company’s Common Stock. In connection with the transaction in December 2005, Mr. Looney became an officer of the Company and remains an officer and director of Optex. If the issuance of stock to Mr. Looney is approved by the Company’s stockholders, Mr. Looney will become a greater than 5% stockholder of the Company. Mr. Looney’s spouse was an officer and director of Optex until the consummation of the transaction in December 2005, but remains employed by Optex.

In December 2005, the Company also entered into an Employment Agreement with Mr. Looney. The term of the Employment Agreement is from January 3, 2006 through January 3, 2008. Under the Employment Agreement, Mr. Looney will receive an annual base salary of $180,000 and will be eligible to participate in the Company’s incentive stock option programs made available to the Company’s executive officers for which Mr. Looney qualifies. In the event of Mr. Looney’s termination of employment (i) by the Company without cause, (ii) by Mr. Looney for good reason or (iii) without cause within six months in conjunction with or within six months following a change in control, the Company will continue to pay Mr. Looney his base salary through January 3, 2008.

In order to finance the acquisition of the issued and outstanding capital stock of Optex, in December 2005, the Company closed a private placement, with two accredited institutional investors, Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (“Pequot”), of senior subordinated secured convertible notes in the original aggregate principal amount of $10.0 million (the “Notes”) and issued to Pequot four-year warrants to purchase an aggregate of 1,346,154 shares of the Company’s Common Stock at an exercise price of $3.10 per share (the “Warrants”). The Notes were issued in two series, both of which bear interest at 3.5% per annum, subject to potential reduction over time. One series of Notes, with an aggregate face amount of $7,445,493, matures in four years, and the other series of Notes, with an aggregate face amount of $2,554,507, currently matures in two years. The principal and interest under the Notes is convertible into shares of Common Stock at a conversion price per share of $2.60 and the Warrants are exercisable for shares of Common Stock at an exercise price per share of $3.10, subject to adjustment for stock splits, stock dividends, recapitalizations and the like and for certain price dilutive issuances. Subject to certain conditions and limitations, the principal and interest under the Notes also may be repaid with shares of Common Stock. The conversion and exercise of the Notes and Warrants into an aggregate number of shares of Common Stock exceeding 19.99% of the Company’s outstanding Common Stock prior to the closing of the private placement is subject to approval of the Company’s stockholders. As a result of the private placement, Pequot became a beneficial owner of greater than 5% of the Company’s Common Stock.

Since the beginning of fiscal 2005, there was no other transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, beneficial owner of more than 5% of any class of the Company’s voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. It is anticipated that any future transactions between the Company and its officers, directors, principal stockholders and affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and that such transaction will be reviewed and approved by the Company’s Audit Committee and a majority of the independent and disinterested members of the Board.

Indemnification of Directors and Executive Officers

In addition to the indemnification provisions contained in the Company’s certificate of incorporation and bylaws, the Company has entered into separate indemnification agreements with each of its directors and executive officers. These agreements require that the Company, among other things, indemnify the person against expenses (including attorneys’ fees), judgments, fines and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as a director or officer of the Company (other than liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

REPORT ON EXECUTIVE COMPENSATION

The Company’s executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that in large part recognize overall corporate performance as well as individual contributions. In addition, long-term equity compensation is awarded to align the interests of management and stockholders. The Company provides executive officers of the Company with a substantial economic interest in the long-term appreciation of the Company’s stock through the grant of stock options and participation in the Employee Stock Bonus Plan, subject to vesting restrictions.

To further these objectives, the compensation program for executive officers generally consists of four components: (i) base cash salaries, (ii) annual cash bonuses, (iii) stock options, and (iv) employee retirement plan. Total compensation paid by the Company to its executive officers is designed to be competitive with the compensation packages paid to the management of comparable companies in the electronic manufacturing industry. This group of companies is a subset of the SIC Code Index peer group that the Company compares itself to for stock performance purposes. The Compensation Committee generally evaluates corporate and individual performance based on several factors, including achievement of the annual operating plan, increasing stockholders’ value and continued growth. Moreover, the Committee does not base its recommendations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates the Company and individual performance against that mix. Recommendations as to compensation are then submitted to the Company’s Board for final approval.

Base Salaries. The Committee determines and recommends salary changes for executive officers in accordance with the salary administrative policy. Approval of such salary changes is made by the full Board. Salary adjustments are generally made following the end of the fiscal year. The salary administrative policy is periodically reviewed by the Committee. The policy reflects both performance objectives and accomplishments and competitive salary data of other companies. Adjustments to base salaries are based on these factors.

Cash Bonuses. Executive officer cash bonuses, other than those to the Chief Executive Officer, are awarded based on the achievement of corporate and individual goals recommended by the Chief Executive Officer and approved by the Committee and Board, as well as the financial condition and prospects for the Company. The Chief Executive Officer’s cash bonus, if any, is based on the recommendation of the Compensation Committee taking into account the results, financial condition and prospects for the Company. Under the bonus plan applicable to executive officers, award levels range from zero to 50% of base salaries. For fiscal 2005, no bonuses were granted to executive officers. The Committee is reviewing the role of bonus compensation as an element of future executive compensation.

Stock Options. Long-term equity incentives are granted to executive officers from time to time on a discretionary basis. Options are typically granted with an exercise price equal to the Common Stock’s market value on the date of grant, and generally become incrementally exercisable after one year of continued employment following the grant date and expire up to nine years thereafter. Options are granted based upon recommendations of management (except with respect to option grants to the Chief Executive Officer, which are recommended by the Compensation Committee) as to the grantees, number of options that should be granted and other terms. Options are granted to key employees, including the executive officers, based on current performance, anticipated future contribution based on that performance and ability to impact corporate and/or business results. During fiscal 2005, options to purchase 250,000 shares of Common Stock, 225,000 shares of Common Stock, 74,000 shares of Common Stock and 70,000 shares of Common Stock were granted to the current Chief Executive Officer, the Chief Financial Officer, the retired Chief Executive Officer and the Chief Technical Officer, respectively.

Employee Retirement Plan. The Company maintains an employee retirement plan that provides for annual contributions to the Company’s Stock Bonus Trust on behalf of the employees, including executives. At the discretion of the Compensation Committee, contributions not to exceed 15% of total payroll are made in the Company’s Common Stock at market value. Individual employees gain a vested interest over a five-year period of service.

Deferred Compensation Plan. The Company maintains a deferred compensation plan for key employees with long term service. Annual contributions of Common Stock of the Company are made to a Rabbi Trust for the benefit of the deferred compensation plan participants. Participants’ potential distributions from the Rabbi Trust represent unsecured claims against the Company. The Rabbi Trust was established by the Company and is subject to creditor claims. Shares in the plan may be distributed to each plan beneficiary when they retire from service at an age permitted under the Company’s employee retirement plan.

Chief Executive Officer Compensation. The Compensation Committee recommends the salary, bonus and option grants of the Company’s Chief Executive Officer for determination by a majority of independent directors of the Board. The Company’s policy is to compensate its officers, including the Chief Executive Officer, with salary commensurate with the base compensation paid by competitive employers, supplemented by compensation in recognition of performance. John C. Carson, the Company’s present Chief Executive Officer, assumed this position in April 2005, the mid point of fiscal 2005. The Compensation Committee recommended that his base salary remain at $228,600 for the balance of fiscal 2005 pending a review of industry peer compensation expected to be available at that time. Pursuant to that review, the Compensation Committee recommended and the independent members of the Board approved an increase in Mr. Carson’s basic salary compensation to approximately $250,000 effective January 2006. The Compensation Committee is still reviewing appropriate performance goals for the establishment of a bonus package for Mr. Carson. The initial compensation package of Robert G. Richards, who retired as Chief Executive Officer in April 2005, consisted of base salary at an annualized rate of $250,000 and a supplemental package allowing for the possibility of bonuses of up to 50% of salary based on financial, operational and strategic objectives for the Company. This package was adjusted in fiscal 2002 to reflect the financial status and performance of the Company, resulting in a reduction in salary and no variable compensation. At the recommendation of the Compensation Committee, this package was continued for fiscal 2003, fiscal 2004 and fiscal 2005. In putting together and subsequently adjusting this package, the Committee considered executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports from compensation consulting firms, as well as the Company’s recent compensation packages of its chief executive officers.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. The 2003 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation provided that the option grants are approved by a committee comprised exclusively of two or more “outside directors.” Non-performance based compensation paid to the Company’s executive officers for fiscal 2005 did not exceed the $1 million limit per officer. Because it is unlikely that non-performance-based compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to recommend action to limit or restructure the elements of non-performance-based compensation payable to the Company’s executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

Submitted by the fiscal 2005 Compensation Committee of the Company’s Board of Directors:

Marc Dumont (Chairman)

Martin Hale, Jr.

Thomas M. Kelly

Clifford Pike

AUDIT COMMITTEE REPORT

The members of the fiscal 2005 Audit Committee of the Company’s Board of Directors have prepared and submit this Audit Committee Report.

Among other things, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s audited financial statements in the Annual Report on Form 10-K with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements and related schedules with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with audit committees by Statement on Auditing Standards No. 61 Communication With Audit Committees, (as amended), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company; such discussions included matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Throughout the year and prior to the performance of any such services the Audit Committee also considered the compatibility of potential nonaudit services with the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm its overall approach, scope and plans for the audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination and reviews, its evaluation of the Company’s internal control, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 2, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee has also recommended, subject to stockholder approval, the selection of Grant Thornton LLP to continue as the Company’s independent registered public accounting firm for fiscal 2006.

The Audit Committee carries out its responsibilities pursuant to its written charter, which is included as Appendix A in the Company’s proxy statement dated January 26, 2004 for the Annual Meeting of Stockholders held March 2, 2004. Each Audit Committee member is considered independent because each member satisfies the independence requirements for Board members prescribed by the applicable rules of NASDAQ and Rule 10A-3 of the Exchange Act.

The Fiscal 2005 Audit Committee

Clifford Pike (Chairman)

Marc Dumont

Thomas M. Kelly

Stock Performance Graph

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings made under the Securities Act or the Exchange Act, that might incorporate by reference this proxy statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, the Charters of the Audit, Compensation and Nominating and Corporate Governance Committees, reference to the independence of the Audit Committee members and of other Board members and the preceding Stock Performance Graph are not “soliciting material” and are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those such prior filings or into any future filings made by the Company under those statutes.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires the Company’s officers and directors and persons who own more than ten percent of a class of the Company’s equity securities registered under the Exchange Act, to file with the Securities and Exchange Commission (the “Commission”) reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of these forms, the Company believes that during the fiscal year ended October 3, 2004, each of the Company’s executive officers, directors and holders of ten percent or more of the Company’s Common Stock timely filed all reports required to be filed pursuant to Section 16(a) of the Exchange Act.

Annual Report

The Company filed an Annual Report on Form 10-K for fiscal 2005 with the Securities and Exchange Commission on December 15, 2005, a copy of which is being mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Material included in the Form 10-K has been included in this proxy statement. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy solicitation material. The Company’s Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding the Company, are available on the Securities and Exchange Commission’s Web site (http://www.sec.gov). In addition, the Company will provide without charge a copy of its Annual Report on Form 10-K to any stockholder upon written request addressed to Corporate Secretary, Irvine Sensors Corporation, 3001 Red Hill Ave., Bldg. 4-108, Costa Mesa, CA 92626, and will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of the Company’s reasonable expenses in furnishing such exhibits.

BY ORDER OF THE BOARD

OF DIRECTORS OF

IRVINE SENSORS CORPORATION

John J. Stuart, Jr.

Chief Financial Officer, Senior Vice President

and Secretary

Dated: January     , 2006

Appendix A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement is entered into and dated as of December 30, 2005 (this “Agreement”), by and among Irvine Sensors Corporation, a Delaware corporation (the “Company”), and each of the purchasers identified on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, certain securities of the Company pursuant to the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person. Without limiting the foregoing with respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any Significant Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any Significant Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any Significant Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change of Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than 50% of the voting rights or equity interests in the Company; (ii) a replacement of more than 50% of the members of the Company’s board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company or a sale of 50% or more of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests in the surviving entity or acquirer of such assets, as applicable; (iv) a recapitalization, reorganization or other transaction involving the Company that constitutes or could result in a transfer of more than 50% of the voting rights or equity interests in the Company; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company; or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or that will result in any of the foregoing events.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date of the Closing.

“Closing Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a majority in interest of the Purchasers.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

“Company Counsel” means Dorsey & Whitney LLP, counsel to the Company.

“Company Security Agreement” means that certain Security Agreement, dated as of the Closing Date, by and among the Company, Pequot Private Equity Fund III, L.P., as agent, and each of the Purchasers, as the same be amended, modified or supplemented from time to time, substantially in the form of Exhibit C.

“Conversion Price” means $2.60, subject to adjustment from time to time in accordance with the terms of the Notes.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Capital Market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Stock” means (A) the issuance of Common Stock or Common Stock Equivalents, restricted stock, stock options or stock appreciation rights to employees, consultants or directors of the Company pursuant to a stock option plan, stock purchase plan, stock bonus plan, deferred compensation plan, employee benefit plan (including but not limited to the Company’s Non-Qualified Deferred Compensation Plan and the Company’s Cash or Deferred & Stock Bonus Plan) or management grant (“Incentives”), in each case as in effect on the Closing Date and specified in Schedule 3.1(g) or as approved by the Board, and in an aggregate amount not to exceed 5% of the outstanding capital stock of the Company (or equivalent) on a fully-diluted basis in any calendar year, or the issuance of Common Stock upon exercise of any of the foregoing Incentives, (B) the issuance of Common Stock or Common Stock Equivalents (other than Incentives or pursuant to Incentives) in an amount not exceeding $2,000,000 in the aggregate in any calendar year, issued at not less than 80% of the Closing Price at such time, (C) the issuance of Common Stock upon exercise of the warrants listed on Schedule 3.1(g), (D) the issuance of Common Stock or Common Stock Equivalents in connection with a bona fide business acquisition by the Company of another company or entity, not principally for the purpose of acquiring cash, (E) the issuance of Common Stock pursuant to a transaction described in Sections 10(a) and 10(b) of the Notes and Sections 9(a) and 9(b) of the Warrants; (F) the issuance of Common Stock as a result of an adjustment of the Conversion Price or Exercise Price of the Notes or Warrants pursuant to Section 10(d) of the Notes and Section 9(d) of the Warrants; (G) the issuance of the Securities; and (H) the issuance of Common Stock or Common Stock Equivalents in connection with the acquisition of Optex Systems, Inc. in accordance with the Optex Agreement.

“Filing Date” means the 45th day following the Closing Date with respect to the initial Registration Statement required to be filed hereunder, and, with respect to any additional Registration Statements that may be required pursuant to Section 6.1(f), the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

“Governmental Authority” shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Government Bid” shall mean any offer to sell made by the Company or a Subsidiary prior to the Closing Date which, if accepted, would result in a Government Contract and for which an award has not been issued 30 days or more prior to the date of this Agreement.

“Government Contract” shall mean any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, pricing agreement, letter contract, grant, cooperative agreement or other similar arrangement of any kind in excess of $1,000,000, between the Company or a Subsidiary on one hand, and (i) any Governmental Authority, (ii) any prime contractor of a Governmental Authority in its capacity as a prime contractor, or (iii) any subcontractor at any tier with respect to a contract with a Governmental Authority if such subcontractor is acting in its capacity as a subcontractor, on the other hand. A task, purchase or delivery order under a Government Contract shall not constitute a separate Government Contract, for purposes of this definition, but shall be part of the Government Contract to which it relates.

“Guaranty” means that certain guaranty executed by each of the Subsidiaries in favor of the Purchasers each in the form of Exhibit A hereto.

“Indebtedness” of any Person means (i) all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such Person or for which such Person is responsible or liable (whether by guarantee of such indebtedness, agreement to purchase indebtedness of, or to supply funds to or invest in, others or otherwise), (ii) any direct or contingent obligations of such person arising under any letter of credit (including standby and commercial), bankers acceptances, bank guaranties, surety bonds and similar instruments, and (iii) all Indebtedness of another entity secured by any Lien existing on property or assets owned by such Person.

“Intellectual Property” means all U.S. and foreign (a) inventions (whether patentable or whether or not reduced to practice), all improvements thereto, and all patents (including, without limitation, all U.S. and foreign patents, patent applications (including provisional applications) (“Patents”), invention disclosures and any and all divisions, continuations, continuations-in-part, reissues, re-examinations and extensions thereof) and design rights, (b) trademarks, trademark applications (including intent to use filings), trade names and service marks (whether or not registered), trade dress, logos, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all registered copyrights, sui generis database rights and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including source code, unpatented inventions, ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, financial information and business and marketing plans and proposals) (all of the foregoing collectively, “Trade Secrets”), (f) all computer software programs or applications (including data and related documentation) in both source and object code forms, (g) all copies and tangible embodiments of all of the foregoing (in whatever form or medium), and registrations and applications for any of the foregoing assets listed above in (a) through (g) and all other tangible and intangible proprietary information, materials and associated goodwill.

“Losses” means any and all damages, fines, penalties, deficiencies, liabilities, claims, losses (including loss of value), judgments, awards, settlements, taxes, actions, obligations and costs and expenses in connection therewith (including, without limitation, interest, court costs and fees and expenses of attorneys, accountants and other experts, or any other expenses of litigation or other Proceedings or of any default or assessment).

“Material Contract” means (A) any agreement which requires future expenditures by the Company or any Subsidiary in excess of $1,000,000 or which might result in payments to the Company or any Subsidiary in excess of $1,000,000, (B) any purchase or task order which might result in payments to the Company or any Subsidiary in excess of $1,000,000, (C) any employment agreements, and (D) any agreement that is or would be required to be filed as an exhibit to the SEC Reports pursuant to Item 601(b)(10) of Regulation S-K of the Commission.

“Notes” means (i) the Series 1 Senior Subordinated Secured Convertible Notes due December 30, 2009 with an aggregate principal face amount of $7,445,493.00 and (ii) the Series 2 Senior Subordinated Secured Convertible Notes due December 30, 2007 with an aggregate principal face amount of $2,554,507.00, issued by the Company to the Purchasers hereunder in the forms of Exhibit B and B-1 hereto.

“Options” means any rights, warrants or options to, directly or indirectly, subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser Counsel” means Proskauer Rose LLP, counsel to Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P.

“Registrable Securities” means the Underlying Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the initial registration statement required to be filed under Article VI and any additional registration statements contemplated by Section 6.1(f), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Effectiveness Date” means (i) with respect to the initial Registration Statement required to be filed hereunder, the 120th day following the Closing Date, and (ii) with respect to any additional Registration Statements that may be required pursuant to Section 6.1(f), the 45th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities” means the Notes, the Warrants and the Underlying Shares issued or issuable (as applicable) to the applicable Purchaser pursuant to the Transaction Documents.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreements” means, collectively, the Company Security Agreement and the Subsidiary Security Agreements.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 3b-3 of the Exchange Act and include all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the Securities or investment made under this Agreement.

“Side Letter” means that certain side letter dated as of the Closing Date between the Company and Pequot Private Equity Fund III, L.P. in the form of Exhibit E.

“Significant Subsidiary” shall have the meaning given to it under Regulation S-X Section 210.1-02(w).

“Subsequent Placement” means any instance in which the Company or any Subsidiary offers, sells, grants any option to purchase, or otherwise disposes of (or announces any offer, sale, grant or any option to purchase or other disposition of) any of its or any Subsidiary’s equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents.

“Subsidiary Security Agreements” means, collectively, those certain Subsidiary Security Agreements, dated as of the Closing Date, by and among each of the Subsidiaries, Pequot Private Equity Fund III, L.P., as agent, and each of the Purchasers, as the same be amended, modified or supplemented from time to time, substantially in the form of Exhibit D.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Trading Market, then any Business Day.

“Trading Market” means Nasdaq Capital Market or any other primary Eligible Market or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Guaranty, the Security Agreements, the Side Letter, the Letter Agreement and any other documents, certificates or agreements executed or delivered in connection with the transactions contemplated hereby.

“Underlying Shares” means the shares of Common Stock issuable (i) upon conversion of the Notes, (ii) upon exercise of the Warrants, and (iii) in satisfaction of any other obligation or right of the Company to issue shares of Common Stock pursuant to the Transaction Documents (including as payment of principal and/or interest under the Notes), and in each case, any securities issued or issuable in exchange for or in respect of such securities.

“VWAP” means on any particular Trading Day or for any particular period the volume weighted average trading price per share of Common Stock on such date or for such period on an Eligible Market as reported by Bloomberg L.P., or any successor performing similar functions; provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to adjustment from time to time for stock splits, stock dividends, combinations and similar events as applicable.

“Warrants” means the Series 1 and Series 2 Common Stock purchase warrants in the forms of Exhibit G and G-1.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, the Notes and Warrants for an aggregate purchase price of $10,000,000, allocated among the Notes and Warrants as reflected on Schedule 2.1. The Closing shall take place on December 30, 2005 at the offices of the Purchaser Counsel or at such other location or time as the parties may agree.

2.2 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) a Series 1 Note and a Series 2 Note, each registered in the name of such Purchaser, in the principal amount indicated below such Purchaser’s name on the signature page of this Agreement under the heading “Note Principal Amount”;

(ii) a Series 1 Warrant and a Series 2 Warrant, each registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Underlying Shares indicated below such Purchaser’s name on the signature page of this Agreement under the heading “Warrant Shares”.

(iii) the Side Letter duly executed by the Company;

(iv) the Company Security Agreement duly executed by the Company in favor of the Purchasers;

(v) the Subsidiary Security Agreements duly executed by the applicable Subsidiary in favor of the Purchasers;

(vi) the Guaranty executed by each Subsidiary;

(vii) proper financing statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Purchasers may reasonably deem necessary or desirable in order to perfect and protect the liens and security interests created under the Security Agreements, covering the collateral described in the Security Agreements;

(viii) the legal opinion of Company Counsel, in the form of Exhibit H, executed by such counsel and delivered to the Purchasers;

(ix) the Letter Agreement in the form of Exhibit F (the “Letter Agreement”), executed by each of the directors and officers of the Company; and

(x) any other document reasonably requested by the Purchasers or Purchaser Counsel.

(b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following: (i) the purchase price indicated below such Purchaser’s name on the signature page of this Agreement under the heading “Purchase Price”, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and (ii) each Transaction Document to which such Purchaser is a signatory, duly executed by such Purchaser.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

(a) Subsidiaries. The Company does not directly or indirectly control or own any interest in any other corporation, partnership, joint venture or other business association or entity, other than those listed in Schedule 3.1(a) (each of which is referred to in the Transaction Documents as a “Subsidiary” and collectively as the “Subsidiaries”). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction, other than restrictions on transfer under the Transaction Documents and the S1B Facility or arising under federal or state securities laws and regulations (collectively, “Liens”), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. 3D Microelectronics, Inc. and 3D Microsystems, Inc. are wholly-owned subsidiaries of the Company that do not have any assets.

(b) Organization and Qualification. Except as disclosed in Schedule 3.1(b), each of the Company and the Subsidiaries is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation or bylaws. Except as disclosed in Schedule 3.1(b), each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s or any Subsidiary’s ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders (except as contemplated by Section 11 of the Warrants and Section 6 of the Notes). Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the Subsidiaries and the consummation by them of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii) or (iii) above, as could not, individually or in the aggregate, have, or could reasonably be expected to result in, a Material Adverse Effect.

(e) Filings, Consents and Approvals. Except as disclosed in Schedule 3.1(e), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing by the Company with the Commission of the Registration Statement, the filing by the Company of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, the application(s) by the Company to each Trading Market for the listing of the Underlying Shares for trading thereon, the obtaining by the Company of stockholder approval as contemplated by Section 4.22 below, Section 11 of the Warrants and Section 6 of the Notes, and applicable Blue Sky filings (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities have been duly authorized. The Notes and the Warrants have been, and the Underlying Shares or other securities issuable upon conversion of the Notes and upon exercise of the Warrants, when so issued in accordance with the terms of the Notes or the Warrants, as the case may be, will be, validly issued. The Notes and the Warrants are, and the Underlying Shares or other securities issuable upon conversion of the Notes or Warrants, when so issued in accordance with the terms of the Notes or Warrants, as the case may be, will be, fully paid and nonassessable and free of preemptive or similar rights. The Notes and the Warrants have been, and the Underlying Shares or other securities issuable upon conversion of the Notes and upon exercise of the Warrants, when so issued in accordance with the terms of the Notes or the Warrants, as the case may be, will be, issued in compliance with applicable securities laws, rules and regulations. The issuance and sale of the Securities contemplated hereby does not conflict with or violate any rules or regulations of the Trading Market. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock to be issued to the Purchasers upon conversion of the Notes, exercise of the Warrants or that are otherwise issuable pursuant to the other Transaction Documents.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in Schedule 3.1(g). No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(g), the issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities, or to take any other action punitive to the Company or any Subsidiary. Schedule 3.1(g) contains a list of all stock option plans, stock purchase plans and management grants, in each case as reflected on the Closing Date, true and complete copies of which have been delivered to the Purchasers.

(h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such materials) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial (individually and in the aggregate), year-end audit adjustments and the absence of footnotes.

(i) Taxes. Except as set forth in Schedule 3.1(i), the Company and the Subsidiaries have prepared and timely filed all income tax returns and other material tax returns that are required to be filed, and have paid, or made provision in accordance with GAAP for the payment of, all taxes that have or may have become due pursuant to said returns or pursuant to any assessments that have been received by the Company or the Subsidiaries. All tax returns are true and correct in all material respects. All taxes shown to be due and payable by the Company or the Subsidiaries have been paid or will be paid prior to the time they become delinquent. To the Company’s knowledge there is no liability for any tax to be imposed upon its or any of its Subsidiaries’ properties or assets as of the date of this Agreement for which adequate provision has not been made. No material tax returns of the Company have been audited, and to the Company’s knowledge, no deficiency assessment or proposed adjustment of the Company’s or the Subsidiaries material taxes is pending.

(j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP (including, without limitation, the footnotes thereto) or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, other than the Incentives specified in Schedule 3.1(j). The Company does not have pending before the Commission any request for confidential treatment of information. Neither the Company nor any Affiliate of the Company (including, without limitation, any pension plan, employee stock option plan or similar plan) has purchased or sold any securities of the Company within the 90 days preceding the date hereof.

(k) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as disclosed in Schedule 3.1(k), could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically set forth in Schedule 3.1(k). There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l) Labor Relations. Except as set forth in Schedule 3.1(l), no material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(m) Employee Benefit Plans.

(i) Except as set forth in Schedule 3.1(m)(i), the Company and the Subsidiaries have no employment agreements, labor or collective bargaining agreements and there are no material employee benefit or compensation plans, agreements, arrangements or commitments (including “employee benefit plans,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) or any other plans, policies, trust funds or arrangements (whether written or unwritten, insured or self-insured) established, maintained, sponsored or contributed to (or with respect to any obligation that has been undertaken) by the Company, any Subsidiary or any entity that would be treated as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”) or Section 4001 of ERISA (an “ERISA Affiliate”) for any employee, officer, director, consultant or stockholder or their beneficiaries of the Company or any Subsidiary or with respect to which the Company or any Subsidiary has liability, or makes or has an obligation to make contributions on behalf of any such employee, officer, director, consultant or stockholder or beneficiary (each a “Company Employee Plan” and collectively the “Company Employee Plans”).

(ii) Except as set forth in Schedule 3.1(m)(ii), and except for medical reimbursement spending accounts under Code Section 125, each Company Employee Plan that is an employee welfare benefit plan as defined under Section 3(1) of ERISA is funded through an insurance company contract. Except as set forth in Schedule 3.1(m)(ii), each Company Employee Plan by its terms and operation is in material compliance with all applicable laws and all required filings, if any, with respect to such Company Employee Plan have been timely made. Except as set forth in Schedule 3.1(m)(ii), neither the Company, any Subsidiary nor any ERISA Affiliate has at any time maintained, contributed to or been required to contribute to or has (or has had) any liability with respect to, any plan subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, including, without limitation, any “multiemployer plan” (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code) or any single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) which is subject to Sections 4063, 4064 and 4069 of ERISA. The Company’s various non-qualified deferred compensation plans satisfy the requirements of Section 201(2) of ERISA. Except as set forth in Schedule 3.1(m)(ii), the events contemplated by this Agreement (either alone or together with any other event) will not (A) entitle any employees, director or stockholder of the Company or any Subsidiary (whether current, former or retired) or their beneficiaries to severance pay, unemployment compensation, or other similar payments under any Company Employee Plan or law, (B) accelerate the time of payment or vesting or increase the amount of benefits due under any Company Employee Plan or compensation to any employees of the Company or any Subsidiary or (C) result in any payments (including any payment that could be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code)) under any Company Employee Plan or Law becoming due to any employee, director or stockholder of the Company or any Subsidiary (whether current, former or retired) or their beneficiaries. Except as set forth in Schedule 3.1(m)(ii), no amount payable under any Company Employee Plan would fail to be deductible under Code Section 162(m).

(iii) Except as set forth in Schedule 3.1(m)(iii), with respect to each of the Company Employee Plans: (1) each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter, opinion letter, advisory letter or notification letter, as applicable, from the Internal Revenue Service (the “IRS”) regarding its qualified status under the Code for all amendments required prior to the Economic Growth and Tax Relief Reconciliation Act of 2001 or, if reliance is permitted, relies on the favorable opinion letter or advisory letter of the master and prototype or volume submitter plan sponsor of such plan, and nothing has occurred, whether by action or by failure to act, that caused or could cause the loss of such qualification or the imposition of any penalty or tax liability; (2) all payments required by the Company Employee Plans, any collective bargaining agreement or other agreement, or by applicable law (including, without limitation, all contributions, insurance premiums or intercompany charges) with respect to all periods through the date of the Closing Date shall have been made prior to the Closing Date (on a pro rata basis where such payments are otherwise discretionary at year end) or provided for by the Company as applicable, in accordance with the provisions of each of the Company Employee Plans, applicable law and GAAP; (3) no action has been instituted or commenced or, to the knowledge of the Company, has been threatened or is anticipated against any of the Company Employee Plans (other than non-material routine claims for benefits and appeals of such claims), any trustee or fiduciaries thereof, the Company, any Subsidiary or any ERISA Affiliate, any director, officer or employee thereof, or any of the assets of any trust of any of the Company Employee Plans; and (4) no Company Employee Plan is or is expected to be under audit or investigation by the IRS, Department of Labor or any other governmental entity and no such completed audit, if any, has resulted in the imposition of any tax or penalty.

(n) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters; except in each case as could not, individually or in the aggregate, have, or could reasonably be expected to result in, a Material Adverse Effect.

(o) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(p) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(q) Patents and Trademarks. Except as set forth in Schedule 3.1(q), the Company and the Subsidiaries own, or possesses a valid and enforceable written license to use, all Intellectual Property that is used or held for use in connection with their respective businesses as described in the SEC Reports, as currently conducted (collectively, the “Company Intellectual Property Rights”). To the Company’s knowledge, the operation of the business of the Company and the Subsidiaries, and the products or services in development or which are marketed or sold (or proposed to be marketed or sold) by the Company or any Subsidiary, do not violate any license or infringe any Intellectual Property rights of any party. To the knowledge of the Company and the Subsidiaries, there is no unauthorized use, infringement or misappropriation of any Company Intellectual Property Rights by any third party. Except as set forth in Schedule 3.1(q), other than with respect to commercially available software products which the Company or the Subsidiaries license under standard end-user object code license agreements, there are no outstanding material options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to any Company Intellectual Property. Except as set forth in Schedule 3.1(q), neither the Company nor any the Subsidiary is obligated to make to any third party any payments related to the Company Intellectual Property. Except as set forth in Schedule 3.1(q), neither the Company nor any Subsidiary has agreed to indemnify any third party with respect to any Intellectual Property. No third party has made a claim that the Company or any Subsidiary has violated or, by conducting their business, would violate any Intellectual Property rights of any other person or entity and no such claim has been threatened. Each employee, former employee, contract worker, agent, consultant other service provider and contractor who has contributed to or participated in the conception or development of the Company Intellectual Property Rights has assigned to the Company or the Subsidiaries all Intellectual Property rights he or she owns that are related to the respective businesses of the Company and the Subsidiaries as now conducted or as now proposed to be conducted. Schedule 3.1(q) lists all patents, patent applications, registered trademarks, trademark applications, registered service marks, service mark applications, registered copyrights and domain names included in the Company Intellectual Property. Except as set forth in Schedule 3.1(q), all of the Company Intellectual Property Rights which is registered or has been filed for registration with any third party (including as listed on Schedule 3.1(q)) are in good standing and all of the fees and filings due with respect thereto have been duly made, and the Company has previously provided true and correct copies of all of the foregoing to Purchasers. No claims or, to the Company’s knowledge, investigations challenging or threatening the validity, enforceability, effectiveness or ownership by the Company or any of its Subsidiaries of any Company Intellectual Property Rights have been made or are outstanding. No open source or public library software, including any version of any software licensed pursuant to any GNU or other public license, is, in whole or in part, embodied or incorporated in the Company Intellectual Property, and the Companies are not otherwise bound by any terms thereof. Neither the Company nor any of its Subsidiaries is or, as a result of the execution or delivery of this Agreement, or the performance of the Company’s obligations hereunder, will be in violation of any license, sublicense, agreement or instrument involving Intellectual Property to which the Company or any of its Subsidiaries is a party or otherwise bound (an “Intellectual Property Agreement”), nor will the execution or delivery of this Agreement, or the performance of the Company’s obligations hereunder, cause the diminution, license, transfer, termination or forfeiture of the Company’s or any of its Subsidiaries’ rights in any Company Intellectual Property Rights. Each of the Company and the Subsidiaries has taken commercially reasonable measures to protect the proprietary nature of the Company Intellectual Property Rights and to maintain in confidence all trade secrets and confidential information owned or used by the Company or any of its Subsidiaries. The source code and system documentation relating to any software programs included in or developed for inclusion in the Company’s or any of its Subsidiaries’ products (including all software programs embedded or incorporated in the Company’s or any of its Subsidiaries’ products) (i) have at all times been maintained in confidence, (ii) have been disclosed by the Company and its Subsidiaries only to employees or third parties who are bound by appropriate nondisclosure obligations, (iii) have not been licensed, sold or disclosed to any third party, and (iv) are not the subject of any escrow or similar agreement or arrangement giving any third party rights in or to such source code and/or system documentation upon the occurrence of certain events.

(r) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with the market for the Company’s and such Subsidiaries’ respective lines of business.

(s) Transactions With Affiliates and Employees. Except as set forth in Schedule 3.1(s), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(t) Internal Accounting Controls. Except as set forth in Schedule 3.1(t), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(u) Solvency. The Company is able to pay its debts (including trade debts) as they mature; the fair saleable value of the Company’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and the Company is not left with unreasonably small capital after the transactions contemplated by the Transaction Documents.

(v) Certain Fees. Except as payable to CTC Aero, LLC, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

(w) Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2(b)-(f), (i) no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents, and (ii) the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(x) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

(y) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Eligible Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Eligible Market. The Company is in compliance with all such listing and maintenance requirements.

(z) Registration Rights. Except as described in Schedule 3.1(z), the Company has not granted or agreed to grant to any Person any rights (including “piggy back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(aa) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(bb) Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(cc) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives. The Company further acknowledges that no Purchaser has made any promises or commitments other than as set forth in this Agreement, including any promises or commitments for any additional investment by any such Purchaser in the Company.

(dd) Investment Company. The Company is not, and is not an Affiliate of, an investment company within the meaning of the Investment Company Act of 1940, as amended.

(ee) Ranking. Except as set forth on Schedule 3.1(ee) and except for Indebtedness permitted under Section 4.10(a) of this Agreement, as of the date of this Agreement, no Indebtedness of the Company is senior to or pari passu with the Notes in right of payment, whether with respect to principal, interest or upon liquidation or dissolution, or otherwise.

(ff) Sarbanes-Oxley Act. Except as set forth in Schedule 3.1(ff), the Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(gg) Material Contracts.

(i) Assuming the due execution and delivery by the other parties thereto, each of the Material Contracts is as of the date hereof legal, valid and binding, and in full force and effect, and enforceable in accordance with its terms, subject to (A) laws of general application relating to bankruptcy, insolvency, and relief of debtors, and (B) rules of law governing specific performance, injunctive relief, or other equitable remedies. There is no material breach, violation or default by the Company or any of the Subsidiaries (or, to the

Company’s knowledge, any other party) under any such Material Contract, and no event (including, without limitation, the transactions contemplated by the Transaction Documents) has occurred which, with notice or lapse of time or both, would (1) constitute a material breach, violation or default by the Company or any Subsidiary (or, to the Company’s knowledge, any other party) under any such Material Contract, or (2) give rise to any Lien (other than a Lien permitted pursuant to Section 4.10(b)) or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against the Company or any Subsidiary under any such Material Contract. Except as set forth in Schedule 3.1(gg)(i), neither the Company nor any Subsidiary is and, to the Company’s knowledge, no other party to any such Material Contract is in arrears in respect of the performance or satisfaction of any material terms or conditions on its part to be performed or satisfied under any of such Material Contract, and neither the Company nor any Subsidiary has and, to the Company’s knowledge, no other party thereto has granted or been granted any material waiver or indulgence under any of such Material Contract or repudiated any provision thereof.

(ii) The Company has provided or made available to the Purchasers complete copies of each of the Material Contracts, including all schedules, exhibits and attachments thereto.

(hh) Suppliers and Customers. Since December 31, 2004 none of the Company’s or any Subsidiaries’ suppliers, vendors, or customers has: (i) terminated or cancelled a Material Contract or material business relationship; (ii) threatened to terminate or cancel a Material Contract or material business relationship; (iii) expressed dissatisfaction with the performance of the Company or any Subsidiary with respect to a Material Contract or material business relationship; or (iv) demanded any material modification, termination or limitation of a Material Contract or material business relationship with the Company or any Subsidiary (excluding any contracts or business relationship which, if so terminated, cancelled, modified or limited, would not result in a Material Adverse Effect). Schedule 3.1(hh) sets forth the 10 largest suppliers and 10 largest customers of the Company and the Subsidiaries as of the date hereof, based on the dollar amount of sales for the period from January 1, 2004 through December 31, 2005.

(ii) Government Contracts.

(i) A true and correct list of each material Government Contract which is in effect as of the date of this Agreement and Government Bid is set forth in Schedule 3.1(ii)(i).

(ii) Except as set forth in Schedule 3.1(ii)(ii), (A) the Company and each Subsidiary has fully complied with the terms and conditions of each Government Contract and Government Bid to which it is a party; (B) the Company and each Subsidiary has complied with all requirements of any law pertaining to such Government Contract or Government Bid; (C) all representations and certifications made by the Company and each Subsidiary with respect to such Government Contract or Government Bid were accurate, current and complete in all material respects as of their effective date; (D) neither the Company nor any Subsidiary is in violation, or currently alleged to be in violation, in any material respect of the False Statements Act, as amended, the False Claims Act, as amended, or any other federal requirement relating to the communication of false statements or submission of false claims to a Governmental Authority; and (E) no termination or default notice, cure notice or show cause notice has been issued to the Company or any Subsidiary and remains unresolved, and the Company has no knowledge of any plan or proposal of any entity to issue any such notice.

(iii) Except as set forth in Schedule 3.1(ii)(iii), (A) to the Company’s knowledge, none of the Company’s or a Subsidiary’s employees, consultants or agents is (or during the last five years has been) under administrative, civil or criminal investigation or indictment by any Governmental Authority with respect to the conduct of the business of the Company or a Subsidiary; (B) to the Company’s knowledge, there is no pending audit or investigation of the Company or any of its officers, employees or representatives or a Subsidiary or any of its officers, employees or representatives nor within the last five years has there been any audit or investigation of the Company or any of its officers, employees or representatives or a Subsidiary or any of its officers, employees or representatives resulting in an adverse finding with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or Government Bid; and (C) during the last five years, neither the Company nor any Subsidiary has made any voluntary disclosure in writing to the Government or any other Governmental Authority with respect to any alleged irregularity, misstatement or omission arising under or relating to a Governmental Contract or Government Bid that has led to any of the consequences set forth in clause (A) or (B) of the immediately preceding sentence or any other material damage, penalty assessment, recoupment of payment or disallowance of cost.

(iv) Except as set forth in Schedule 3.1(ii)(iv), there are (A) no outstanding written claims against the Company, either by any Governmental Authority or by any prime contractor, subcontractor, vendor or other third party arising under or relating to any Government Contract or Government Bid, and (B) to the Company’s knowledge, no outstanding disputes (i) between the Company or a Subsidiary, on the one hand, and the Government or any Governmental Authority, on the other hand, under the Contract Disputes Act or any other Federal statute, or (ii) between the Company or a Subsidiary, on the one hand, and any prime contractor, subcontractor or vendor, on the other hand, arising under or relating to any Government Contract or Government Bid.

(v) The rates and rate schedules submitted to the Government with respect to the Government Contracts have been audited and closed out for all years prior to 2003.

(vi) None of the Government Contracts are subject to termination by a Governmental Authority as a result of the consummation of the transactions contemplated by the Transaction Documents.

(jj) No Suspension or Debarment. Neither the Company nor any Subsidiary during the last five (5) years has been and, to the Company’s knowledge, none of their respective employees, consultants or agents during the last five (5) years has been suspended or debarred from eligibility for award of contracts with any Governmental Authority or is or was the subject of a finding of non-responsibility or ineligibility for government contracting. During the past five (5) years, no government contracting suspension or debarment action has been threatened or commenced against the Company or a Subsidiary, or, to the Company’s knowledge, any of its officers or employees. The Company does not have knowledge of a valid basis, nor specific circumstances that are or, with the passage of time, would likely become a basis for the Company’s or a Subsidiary’s suspension or debarment from award of contracts with the Government.

(kk) Environmental Matters.

(i) The Company and the Subsidiaries comply and have at all times complied with all federal, state and local laws, judgments, decrees, orders, consent agreements, authorizations, permits, licenses, rules, regulations, common or decision law (including, without limitation, principles of negligence and strict liability) relating to the protection, investigation or restoration of the environment (including, without limitation, natural resources) or the health or safety matters of humans and other living organisms, including the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Federal Clean Water Act, as amended, the Federal Clean Air Act, as amended, the Toxic Substances Control Act, or any state and local analogue (hereinafter “Environmental Laws”), except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(ii) Except as set forth in Schedule 3.1(kk), (A) the Company has no knowledge of any claim, and neither it nor any Subsidiary has received notice of a written complaint, order, directive, claim, request for information or citation, and to the Company’s knowledge no proceeding has been instituted raising a claim against the Company or any predecessor or any of their respective real properties, formerly owned, leased or operated or other assets indicating or alleging any damage to the environment or any liability or obligation under or violation of any Environmental Law and (B) neither the Company nor any Subsidiary is subject to any order, decree, injunction or other directive of any Governmental Authority.

(iii) Except as set forth in Schedule 3.1(kk), (A) neither the Company nor any Subsidiary has used and, to the Company’s knowledge, no other person has used any portion of any property currently used or formerly owned, operated or leased by the Company or any Subsidiary for the generation, handling, processing, treatment, storage or disposal of any hazardous materials except in accordance with applicable Environmental Laws; (B) neither the Company nor any Subsidiary owns or operates any underground tank or other underground storage receptacle for hazardous materials, any asbestos-containing materials or polychlorinated biphenyls, and, to the Company’s knowledge, no underground tank or other underground storage receptacle for hazardous materials, asbestos-containing materials or polychlorinated biphenyls is located in any portion of any property currently owned, operated or leased by the Company and (C) to the Company’s knowledge, the Company has not caused or suffered to occur any releases or threatened releases of hazardous materials on, at, in, under, above, to, from or about any property currently used or formerly owned, operated or leased by the Company or any Subsidiary.

(ll) Export Controls. None of the Company, any Subsidiary or, to the Company’s knowledge, the Company’s or a Subsidiary’s employees have violated any law pertaining to export controls, technology transfer or industrial security including, without limitation, the Export Administration Act, as amended, the International Emergency Economic

Powers Act, as amended, the Arms Export Control Act, as amended, the National Industrial Security Program Operating Manual, as amended, or any regulation, order, license or other legal requirement issued pursuant to the foregoing (including, without limitation, the Export Administration Regulations and the International Traffic in Arms Regulations). Neither the Company, any Subsidiary nor, to the Company’s knowledge, any employee of the Company or any Subsidiary is the subject of an action by a Governmental Authority that restricts such person’s ability to engage in export transactions.

(mm) Foreign Corrupt Practices Act. Neither the Company, any Subsidiary nor, to the Company’ knowledge, any employee of the Company or any Subsidiary has violated the United States Foreign Corrupt Practices Act, as amended, in any material respect. To the Company’s knowledge, no stockholder, director, officer, employee or agent of the Company or of a Subsidiary has, directly or indirectly, made or agreed to make, any unlawful or illegal payment, gift or political contribution to, or taken any other unlawful or illegal action, for the benefit of any customer, supplier, governmental employee or other Person who is or may be in a position to assist or hinder the business of the Company or a Subsidiary.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of the Transaction Documents to which such Purchaser is a party has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with terms hereof, will constitutes the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes and not with a view to distributing or reselling such Securities or any part thereof in violation of applicable securities laws, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser understands that the Securities have not been registered under the Securities Act, and therefore the Securities may not be sold, assigned or transferred unless (i) a registration statement under the Securities Act is in effect with respect thereto or (ii) an exemption from registration is found to be available to the reasonable satisfaction of the Company.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the

Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Certain Trading Activities. Such Purchaser has not directly or indirectly, nor has any Person acting at the direction of such Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since August 11, 2005. Such Purchaser covenants that neither it nor any Person acting at the direction of such Purchaser will engage in any transactions in the securities of the Company (including Short Sales) after the date hereof and prior to the date of the press release described in Section 4.8. Each Purchaser represents that as of the date of this Agreement and without giving effect to the purchase of Securities hereunder, it holds no Common Stock or other securities of the Company (it being acknowledged that one managing director of an entity affiliated with the Purchasers holds 10,000 shares of Common Stock of the Company purchased in 2004).

The Company acknowledges and agrees that each Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement (and any other applicable Transaction Document) and shall have the rights of a Purchaser under this Agreement.

(b) The Purchasers agree to the imprinting on any certificate evidencing Securities, except as otherwise permitted by Section 4.1(c), of a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Securities may be listed:

[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(c) Certificates evidencing Securities shall not be required to contain the legend set forth in Section 4.1(b) (i) following any sale of such Securities pursuant to the “Plan of Distribution” of an effective Registration Statement covering the resale of such Securities under the Securities Act and compliance with the prospectus delivery requirements of Section 5 of the Securities Act in connection with such resale, (ii) following any sale of such Securities in compliance with Rule 144, (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent in connection with any transfer occurring after the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends provided in this Agreement. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in Section 4.1(b).

(d) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement secured by the Securities and, if required under the terms of such agreement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities (including the Underlying Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities (including the Underlying Shares) pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Purchaser.

4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

4.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market, except for the offer and sale of securities in connection with the acquisition of Optex Systems, Inc.

4.5 Reservation and Listing of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

(b) The Company shall (i) prepare and timely file with each Trading Market an additional shares listing application covering all of the shares of Common Stock issued or issuable under the Transaction Documents, (ii) use reasonable best efforts to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as practicable thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) use reasonable best efforts to maintain the listing of such Common Stock on each such Trading Market or another Eligible Market.

(c) In the case of a breach by the Company of Section 4.5(a), in addition to the other remedies available to the Purchasers, the Purchasers shall have the right to require the Company to either: (i) use its best efforts to obtain the required shareholder approval necessary to permit the issuance of such shares of Common Stock as soon as is possible, but in any event not later than the 90th day after such notice, or (ii) within five Trading Days after delivery of a written notice, pay cash to such Purchaser, as liquidated damages and not as a penalty, in an amount equal to the number of shares of Common Stock not issuable by the Company times 115% of the average Closing Price over the five Trading Days immediately prior to the date of such notice or, if greater, the five Trading Days immediately prior to the date of payment (the “Cash Amount”). If the exercising or converting Purchaser elects the first option under the preceding sentence and the Company fails to obtain the required shareholder approval on or prior to the 90th day after such notice, then within three Trading Days after such 90th day, the Company shall pay the Cash Amount to such Purchaser, as liquidated damages and not as a penalty or as an exclusive remedy hereunder.

4.6 Subsequent Placements.

(a) From the date hereof until the Effective Date, the Company will not, directly or indirectly, effect any Subsequent Placement.

(b) From the Effective Date and for so long as the Notes are outstanding, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4.6.

(i) The Company shall deliver to each Purchaser a written notice (the “Offer”) of any proposed or intended issuance or sale or exchange of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with each Purchaser (A) a pro rata portion of the Offered Securities based on such Purchaser’s pro rata portion of the aggregate principal amount of the Notes purchased hereunder

(the “Basic Amount”), and (B) with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(ii) To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the 10 Trading Day period after the Offer, setting forth the portion of the Purchaser’s Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase on that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary.

(iii) The Company shall have fifteen (15) Trading Days from the expiration of the period set forth in Section 4.6(d)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the “Refused Securities”), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer.

(iv) In the event the Company shall propose to sell less than all of the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.6(d)(iii) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to Section 4.6(d)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 4.6(c)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 4.6(d)(i) above.

(v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.6(d)(iv) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

(vi) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 4.6(d)(iii) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.

(c) The restrictions contained in this Section 4.6 shall not apply to issuances of Excluded Stock.

(d) If at any time while any Note is outstanding the Company proposes to directly or indirectly effect a Subsequent Placement pursuant to which securities will be issued at an Effective Price to the Company per share of Common Stock less than the Conversion Price (as defined in the Note), then the Company shall offer to repurchase an amount of each Purchaser’s Note for an aggregate price (as determined below) equal to the lesser of (A) the aggregate amount of the Subsequent Placement, and (B) the aggregate amount required to repurchase all of the Notes pursuant to this Section 4.6(d). All Notes repurchased under this Section 4.6(d) shall be repurchased at a price equal to the greater of (x) the outstanding principal amount of the Notes purchased, plus all accrued but unpaid interest thereon through the date of payment, and (y) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes purchased (without regard to any restrictions on conversion).

4.7 Conversion and Exercise Procedures. The form of Exercise Notice included in the Warrants and the form of Holder Conversion Notice included in the Notes set forth the totality of the procedures required by the Purchasers in order to exercise the Warrants or convert the Notes. No additional legal opinion or other information or instructions shall be necessary to enable the Purchasers to convert their Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.8 Securities Laws Disclosure; Publicity. On the Business Day following the Closing Date, the Company shall issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby. Within one Business Day of the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission (the “8-K Filing”) describing the material terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of Notes and Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. The Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by the foregoing, provide a copy thereof to the Purchasers for their review; provided, however, that the Company shall only be required to provide a copy of the 8-K Filing to the Purchasers one day prior to such filing. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act, the proxy statement to be filed pursuant to Section 4.22 and any application to list additional shares filed with the Trading Market), without the prior written consent of such Purchaser, except to the extent such disclosure is required by law, Trading Market regulations or the Commission or Nasdaq, in which case the Company shall provide the Purchasers with prior notice of such disclosure. If at any time the Purchasers do not have a designee on the Company’s Board of Directors, the Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Each press release disseminated by the Company during the 12 months prior to the Closing Date did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.9 Use of Proceeds. The Company shall use substantially all of the net proceeds from the sale of the Securities hereunder to acquire Optex Inc., pursuant to that certain Stock Purchase Agreement and Buyer Option Agreement dated on or about December 30, 2005 by and between the Company and Optex Systems, Inc. (the “Optex Agreement”).

4.10 Indebtedness; Liens.

(a) At any time after the date of this Agreement, neither the Company nor any Subsidiary shall create, incur, assume or suffer to exist any Indebtedness, other than: (i) trade Indebtedness incurred to finance the purchase of equipment, components and other similar property and operating assets, in each case, in the ordinary course of business consistent with past practice; (ii) Indebtedness incurred pursuant to that certain Loan and Security Agreement dated as of December 30, 2005 between the Company and Square 1 Bank in an aggregate amount not to exceed $7,000,000 (the “S1B Facility”); (iii) extensions, refinancings and renewals of any items in (i) or (ii) above, provided that such extensions, refinancings or renewals do not or will not impose more burdensome terms, conditions or obligations upon the Company or any Subsidiary or increase the commitments or loan amounts thereunder; (iv) U.S. government accounts receivable financing of up to $2,000,000 to fund works-in-progress; and (v) inter-company Indebtedness between the Company and any Significant Subsidiary incurred in the ordinary course of business and consistent with past practice.

(b) At any time after the date of this Agreement, neither the Company nor any Subsidiary shall create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than: (i) Liens incurred by the Company or the Subsidiaries, pursuant to the financings permitted under Section 4.10(a) above; (ii) Liens pursuant to the Security Agreements; (iii) Liens arising from taxes, assessments, charges or claims that are not yet due or that remain payable without penalty; and (iv) Liens on real property that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.

(c) The provisions of this Section 4.10 shall terminate and be of no further force or effect upon the conversion or indefeasible repayment in full of the Notes and all accrued interest thereon and any and all expenses or liabilities relating thereto.

4.11 Repayment of Notes. Each of the parties hereto agrees that (a) all repayments of the Notes (including any accrued interest thereon) by the Company (other than by conversion of the Notes) will be paid pro rata to the holders thereof based upon the principal amount then outstanding to each of such holders, and (b) except as otherwise set forth herein, all payments on the Notes shall be applied to the payment of accrued but unpaid interest before being applied to the payment of the principal.

4.12 No Impairment. At all times after the date hereof, the Company will not take or permit any action, or cause or permit any Subsidiary to take or permit any action that impairs or adversely affects the rights of the Purchasers under any Transaction Document.

4.13 Fundamental Changes. In addition to any other rights provided by law or set forth herein, from and after the date of this Agreement and for so long as any Note remains outstanding, neither the Company nor any Subsidiary shall, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the outstanding principal face amount of the Notes:

(a) dissolve, liquidate or merge or consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person;

(b) purchase, redeem (other than pursuant to the Company’s stock option plan or similar employee incentive plan as described in Schedule 3.1(g) giving the Company the right to repurchase shares at cost upon the termination of an employee’s or director’s services) or set aside any sums for the purchase or redemption of, or declare or pay any dividend (including a dividend payable in stock of the Company) or make any other distribution with respect to, any shares of capital stock or any other securities that are convertible into or exercisable for such stock;

(c) sell, dispose or otherwise transfer any assets or property with a value equal to or greater than $500,000, except in the ordinary course of business consistent with past practice;

(d) make any material change to its accounting or tax methods;

(e) fail to maintain its corporate existence, or change the nature of the Company’s principal business to any business which is fundamentally distinct and separate from the business currently conducted by the Company;

(f) cause or permit any Subsidiary of the Company directly or indirectly to take any actions described in clauses (a) through (e) above; or

(g) enter into any agreement to do any of the foregoing.

4.14 Indemnification.

(a) If any Purchaser or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its Affiliates (a “Related Person”) becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of any breach or failure to comply by the Company or any officer, director, employee or agent of the Company or any of its Affiliates with any representation, warranty or covenant in the Transaction Documents, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser’s or Related Person’s gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.

4.15 D & O Insurance. So long as the Purchasers have a designee on the Company’s Board of Directors, the Company shall maintain directors’ and officers’ liability insurance providing coverage in such amounts and on such terms as is customary for a publicly traded company of similar size to the Company but in no event in an amount less than $3,000,000. Such insurance shall include coverage for all directors of the Company, including any director designated by the Purchasers.

4.16 Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Underlying Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.17 Delivery of Certificates. In addition to any other rights available to a Purchaser, if the Company fails to deliver or to cause to be delivered to such Purchaser a certificate representing Common Stock on the date on which delivery of such certificate is required by any Transaction Document, and if after such date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares that the Purchaser anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after such Purchaser’s request and in such Purchaser’s discretion, either (i) pay cash to such Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Common Stock and pay cash to such Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

4.18 Access. In addition to any other rights provided by law or set forth herein, from and after the date of this Agreement and for so long as any Note remains outstanding, the Company shall, and shall cause each of the Subsidiaries, to give each Purchaser and its representatives, at the request of the Purchasers, access during reasonable business hours to (a) all properties, assets, books, contracts, commitments, reports and records relating to the Company and the Subsidiaries, and (b) the management, accountants, lenders, customers and suppliers of the Company and the Subsidiaries; provided, however, that the Company shall not be required to provide such Purchaser access to any information or Persons if the Company reasonably determines that access to such information or Persons (x) would adversely affect the attorney-client privilege between the Company and its counsel, and (y) would result in the disclosure of trade secrets, material nonpublic information or other confidential or proprietary information, and, in each case, cannot be provided to the Purchasers in a manner that would avoid the adverse affect on the attorney-client privilege between the Company and its counsel or the disclosure of trade secrets, material nonpublic information or other confidential or proprietary information, as applicable.

4.19 Amendments to S1B Facility; Transaction Documents. So long as any Note remains outstanding (a) neither the Company nor any subsidiary shall amend, supplement or otherwise modify any of the documents comprising the S1B Facility, and (b) the Company shall provide the Purchasers with copies of (i) any and all written communication with S1B, including, without limitation, any request, demand, authorization, direction, notice, consent or waiver, in each case whether delivered by or to S1B, and (ii) any document or financial or other report delivered by the Company or any Subsidiary or any of their respective representatives or accountants to S1B to the extent such document or financial or other report was not previously delivered to the Purchasers. The Company shall not, and shall not permit any of its Subsidiaries to, enter into, become or remain subject to any agreement or instrument, except for the Transaction Documents, that would prohibit or require the consent of any Person to any amendment, modification or supplement to any of the Transaction Documents.

4.20 New Subsidiaries. After the date hereof, if the Company or any Subsidiary forms, creates or acquires a subsidiary or if at any time either 3D Microelectronics, Inc. or 3D Microsystems, Inc. holds any material assets (in each case, a “New Subsidiary”), the Company shall immediately provide written notice thereof to the Purchasers, and shall promptly cause, or cause a Subsidiary to cause, such New Subsidiary to guarantee all of the Company’s obligations to the Purchasers by executing and delivering (i) a joinder to the Guaranty, and (ii) a security agreement substantially in the form of the Subsidiary Security Agreements attached hereto as Exhibit D. The Company shall also deliver to the Purchasers an opinion of counsel to such New Subsidiary that is reasonably satisfactory to the Purchasers covering such legal matters with respect to such New Subsidiary becoming a guarantor of the Company’s obligations, executing and delivering a security agreement in favor of the Purchasers and any other matters that the Purchasers may reasonably request. The stock or other equity interests of a New Subsidiary shall be pledged to the Purchasers pursuant to the applicable Security Agreement, and, if at any time the Indebtedness permitted under to Section 4.10(a)(ii) is not outstanding, the Company shall deliver, or cause the applicable Subsidiary to deliver, each of the physical stock certificates of such New Subsidiary, along with undated stock powers for each such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence reasonably satisfactory to the Purchasers that the security interest in such uncertificated securities has been transferred to and perfected by the Purchasers, in accordance with Sections 8-313, 8-321 and 9-115 of the Uniform Commercial Code or any other similar or local or foreign law that may be applicable).

4.21 Employee Compensation. Promptly after the Closing Date and until June 30, 2007, the Company shall engage an independent compensation consultant reasonably acceptable to the Purchasers, who shall advise the Company’s Board of Directors and compensation committee on compensation policies.

4.22 Stockholder Approval.

(a) The Company shall seek, and use its best efforts to obtain as soon as possible, but in no event later than 90 days following the date hereof, or 120 days in the event the proxy materials shall be reviewed by the Commission, stockholder approval of the issuance of the Underlying Shares, including, without limitation, all shares issuable without regard to Section 6(b) of the Notes and Section 11 of the Warrants (the “Proposal”), which approval shall meet the requirements of Nasdaq’s Rule 4350(i) set forth in the NASD Manual (the “Stockholder Approval Date”).

(b) As soon as practicable following the date of this Agreement, but in no event later than 30 days following the date of this Agreement, the Company shall prepare and file with the Commission preliminary proxy materials in connection with the annual meeting (the “Annual Meeting”) of its stockholders, seeking approval of the Proposal. The Company shall use its reasonable best efforts to cause such proxy materials to reach the “no further comment” stage as soon as possible (the “Clearance Date”) and to hold the Annual Meeting as soon as possible following the Clearance Date, but in no event later than 60 days following the Clearance Date.

(c) The Company’s Board of Directors shall recommend approval of the Proposal by the Company’s stockholders, provided that such recommendation shall not as a result of events occurring after the date hereof, in the sole determination of the Company’s Board of Directors, constitute a breach of a directors’ fiduciary duties to the Company or its stockholders. The Company shall mail and distribute its proxy materials for the Annual Meeting to its stockholders at least 30 days prior to the date of the Annual Meeting and shall actively solicit proxies to vote for the Proposal. The Company shall provide the Purchasers an opportunity to review and comment on such proxy materials by providing copies of such proxy materials and any revised version of such materials to the Purchasers at least three (3) days prior to its filing with the Commission. The Company shall provide the Purchasers excerpts of all correspondence from or to the Commission or its staff concerning the Proposal promptly after the same is sent or received by the Company and summaries of any comments of the Commission’s staff concerning the Proposal which the Company receives orally promptly after receiving such oral comments. The Company shall (i) furnish to the Purchasers and their Counsel a copy of its definitive proxy materials for the Annual Meeting and any amendments or supplements thereto promptly after the same are first mailed to stockholders or filed with the Commission, (ii) inform the Purchasers of the progress of solicitation of proxies for such meeting and (iii) inform the Purchasers of any adjournment of the Annual Meeting and report the result of the vote of stockholders on the Proposal at the conclusion of the Annual Meeting.

(d) If for any reason the Proposal is not approved at the Annual Meeting, the Company will take such additional acts or actions as are necessary to hold an additional special meeting of its stockholders to consider the Proposal and in conjunction therewith shall hire a nationally recognized proxy solicitation firm, selected by the Purchasers which is reasonably satisfactory to the Company, to assist the Company in obtaining the necessary stockholder votes to approve the Proposal. The Company shall bear all costs and expenses of the preparation and filing of any and all proxy materials and Special Meetings, including but not limited to the costs and expenses of the proxy solicitation firm if needed.

4.23 Material Weakness. The Company shall use commercially reasonable efforts to resolve the material weaknesses identified in the Company’s Form 10-K filed with the Commission on December 12, 2005.

4.24 Recordation of Patents and Patent Applications. Promptly after the Closing Date but in no event later than February 15, 2006, the Company shall or shall cause the Patents and Patent Applications set forth in Schedule 4.24 to be properly recorded in the name of the Company or a Subsidiary, as applicable, with the United States Patent & Trademark Office

ARTICLE V.

CONDITIONS

5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (without giving effect to any qualifications as to materiality herein) as of the date when made and as of the Closing as though made on and as of such date;

(b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or reasonably would be expected to have or result in a Material Adverse Effect; and

(e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing; and

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

ARTICLE VI.

REGISTRATION RIGHTS

6.1 Shelf Registration.

(a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a “shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. If for any reason the Commission does not permit all of the Registrable Securities to be included in such Registration Statement, then the Company shall prepare and file with the Commission a separate Registration Statement with respect to any such Registrable Securities not included with the initial Registration Statements, as expeditiously as possible, but in no event later than the date which is 30 days after the date on which the Commission shall indicate as being the first date such filing may be made. The Registration Statement shall be on Form S-3 and shall contain (except if otherwise directed by the Purchasers) the “Plan of Distribution”, substantially as attached hereto as Exhibit I. In the event the Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form in accordance herewith as the Purchasers may consent and (ii) attempt to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(b) The Company shall use reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the fifth anniversary of the Effective Date, (ii) such time as all Registrable Securities covered by such Registration Statement have been sold publicly or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect (the “Effectiveness Period”).

(c) The Company shall notify each Purchaser in writing promptly (and in any event within one business day) after receiving notification from the Commission that the Registration Statement has been declared effective.

(d) If: (i) any Registration Statement is not filed on or prior to the Filing Date (if the Company files such Registration Statement without affording the Purchasers the opportunity to review and comment on the same as required by Section 6.2(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or will not be subject to further review, or (iii) the Company fails to respond to any comments made by the Commission within 10 Trading Days after the receipt of such comments, or (iv) a Registration Statement filed hereunder is not declared effective by the Commission by the Required Effectiveness Date, or (v) after a Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period without being succeeded within 10 Trading Days by an amendment to such Registration Statement or by a subsequent Registration Statement filed with and declared effective by the Commission, or (vi) an amendment to a Registration Statement is not filed by the Company with the Commission within ten Trading Days after the Commission’s having notified the Company that such amendment is required in order for such Registration Statement to be declared effective, or (vii) the Common Stock is not listed or quoted, or is suspended from trading on an Eligible Market for a period of three consecutive Trading Days or five Trading Days (which need not be consecutive) in any 180 day period, (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clauses (iii), (v) or (vi) the date which such ten Trading Day-period is exceeded, or for purposes of clause (vii) the date on which such three or five (as the case may be) Trading Day period is exceeded, being referred to as “Event Date”), then: (x) on each such Event Date the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement; and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement. Such payments shall be in partial compensation to the Purchasers and shall not constitute the Purchaser’s exclusive remedy for such events. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. This Section 6.1(d) shall not apply to a delay to the extent caused by (i) the Purchasers or (ii) the Company’s independent auditors, if such delay is outside the control of the Company and not related to any action or inaction on the part of the Company, the Subsidiaries or any of their respective officers or directors.

(e) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than those Persons identified in Schedule 3.1(y) whom the Company intends to include in the Registration Statement.

(f) If the Company issues to the Purchasers any Common Stock pursuant to the Transaction Documents that is not included in the initial Registration Statement, then the Company shall file an additional Registration Statement covering such number of shares of Common Stock on or prior to the Filing Date and shall use reasonable best efforts to cause such additional Registration Statement to become effective by the Commission by the Required Effectiveness Date.

(g) Each Purchaser agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Exhibit J (a “Selling Stockholder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Purchaser in a Registration Statement if such Purchaser fails to furnish to the Company a Selling Stockholder Questionnaire at least two Trading Days prior to the Filing Date.

6.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than six Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to the Purchasers and Purchaser Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchasers and Purchaser Counsel. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; provided, however, the Company will not be required to provide copies of any correspondence that would result in the disclosure to a Purchaser of material and non-public information concerning the Company unless such Purchaser has executed a confidentiality agreement with the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Purchasers of Registrable Securities to be sold and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Purchaser a copy of such comments and of all written responses thereto; provided, however, the Company will not be required to provide copies of any responses that would result in the disclosure to a Purchaser of material and non-public information concerning the Company unless such Purchaser has executed a confidentiality agreement with the Company); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included or incorporated by reference in any Registration Statement become ineligible for inclusion or incorporation therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) Furnish to each Purchaser and Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Purchaser and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) (i) Prepare and timely file with each Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) use reasonable best efforts to cause such Registrable Securities to be approved for listing on each Trading Market as soon as practicable thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) use reasonable best efforts to maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

(h) Prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the selling Purchasers and Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

(i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

(j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and the reasonable fees and disbursements of the Purchaser Counsel, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market. Discounts, concessions, commissions and similar selling expenses, if any, payable to an underwriter and specifically attributable to the sale of Registrable Securities by a Purchaser will be borne by such Purchaser.

6.4 Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5.

(b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that (i) such untrue statement or omission is based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use in such Registration Statement or Prospectus, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(iv)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such

Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5 Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(iv)-(vii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

6.6 No Piggyback on Registrations. Except as set forth on Schedule 3.1(y) or with the prior written consent of the holders of a majority of the Registrable Securities or as permitted by Section 6.7 below, neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders to be included in the Registration Statement for the Registrable Securities.

6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered, subject to customary underwriter cutbacks applied on a pro rata basis to all holders of registration rights.

ARTICLE VII.

MISCELLANEOUS

7.1 Termination. This Agreement may be terminated by the Company or any Purchaser, by written notice to the other parties, if the Closing has not been consummated by the fifth Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2 Fees and Expenses. At the Closing, the Company shall pay to the Purchasers the legal and accounting fees and expenses incurred by them in connection with due diligence and the preparation and negotiation of the Transaction Documents not to exceed $227,500, of which amount $25,000 has been previously paid by the Company. The Company shall satisfy this obligation by directing funds to Purchaser Counsel at the Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, specifying next business day delivery or (iv) upon actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

If to the Company:	Irvine Sensors Corporation
3001 Red Hill Avenue
Costa Mesa, California 92626
Attn: John J. Stuart, Jr.
Fax No.: (714) 444-8773

With a copy to:	With a copy to:
Dorsey & Whitney LLP
38 Technology Drive
Irvine, California 92618-5310
Attn: Ellen Bancroft, Esq.
Fax No.: (949) 932-3601

If to the Purchasers:	To the address set forth under such Purchaser’s name on the signature pages attached hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person by two Trading Days’ prior notice to the other party in accordance with this Section 7.4.

7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers who hold a majority of the outstanding principal balance on the Notes (the “Majority Purchasers”), or, in the case of a waiver, by the Majority Purchasers. Any waiver executed by the Majority Purchasers shall be binding on the Company and all holders of Notes. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.

7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof and of the applicable Transaction Documents that apply to the “Purchasers.” Notwithstanding anything to the contrary herein, Securities may be pledged to any Person in connection with a bona fide margin account secured by such Securities.

7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

7.9 Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCEPT FOR MATTERS GOVERNED BY CORPORATE LAW IN THE STATE OF DELAWARE), WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

7.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

7.18 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Notes pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Company hereby confirms that it understands and agrees that the Purchasers are not acting as a “group” as that term is used in Section 13(d) of the Exchange Act. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

7.19 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

IRVINE SENSORS CORPORATION

By:	/s/ JOHN J. STUART, JR.
Name: John J. Stuart, Jr.
Title: SVP/CFO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES OF PURCHASERS FOLLOW.]

Securities Purchase Agreement

PURCHASERS:

PEQUOT PRIVATE EQUITY FUND III, L.P.

By:	Pequot Capital Management, Inc., its Investment Manager

By:	/s/ CARLOS RODRIGUES
Name: Carlos Rodrigues
Title: Chief Financial Officer

Purchase Price: $8,764,490

Notes Principal Amount:
Series 1 Note $6,525,595
Series 2 Note $2,238,895

Warrant Shares:
Series 1 Warrant 878,446
Series 2 Warrant 301,390

Address for Notice:

Pequot Private Equity Fund III, L.P.

c/o Pequot Capital Management, Inc.

500 Nyala Farm Road

Westport, CT 06880

Facsimile No.:   203-429-2400

Telephone No.: 203-429-2200

Attn: Aryeh Davis

         Carlos Rodrigues

With a copy to:

Proskauer Rose LLP 1585 Broadway New York, NY 10036-8299 Facsimile No.: (212) 969-2900 Attn: Adam J. Kansler, Esq.

Securities Purchase Agreement

PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P.

By:	Pequot Capital Management, Inc., its Investment Manager

By:	/s/ CARLOS RODRIGUES
Name: Carlos Rodrigues Title: Chief Financial Officer

Purchase Price: $1,235,510

Notes Principal Amount:
Series 1 Note $919,898
Series 2 Note $315,612

Warrant Shares:
Series 1 Warrant 123,832
Series 2 Warrant 42,486

Address for Notice:

Pequot Offshore Private Equity Partners III, L.P.

c/o Pequot Capital Management, Inc.

500 Nyala Farm Road

Westport, CT 06880

Facsimile No.: 203-429-2400

Telephone No.: 203-429-2200

Attn: Aryeh Davis

          Carlos Rodrigues

With a copy to:

Proskauer Rose LLP

1585 Broadway

New York, NY 10036-8299

Facsimile No.: (212) 969-2900

Attn: Adam J. Kansler, Esq.

Securities Purchase Agreement

Exhibits:

A.	Subsidiary Guaranty

B.	Form of Series 1 Note

B-1.	Form of Series 2 Note

C.	Company Security Agreement

D.	Form of Subsidiary Security Agreement

E.	Side Letter

F.	Form of Letter Agreement

G.	Form of Series 1 Warrant

G-1.	Form of Series 2 Warrant

H.	Opinion of Company Counsel

I.	Plan of Distribution

J.	Selling Stockholder Questionnaire

Schedules:

2.1	Allocation of Purchase Price

3.1(a)	Subsidiaries

3.1(g)	Capitalization

3.1(i)	Taxes

3.1(l)	Labor Relations

3.1(m)	Employee Benefit Plans

3.1(q)	Certain Intellectual Property

3.1(s)	Transaction with Affiliates and Employees

3.1(t)	Internal Accounting Controls

3.1(z)	Registration Rights

3.1(ee)	Ranking

3.1(ff)	Sarbanes-Oxley Act

3.1(gg)	Material Contracts

3.1(hh)	Suppliers/Customers

3.1(ii)	Government Contracts

3.1(kk)	Environmental Matters

4.24	Recordation of Patents and Patent Applications

Appendix B

Series 1 Senior Subordinated Secured Convertible Note

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

THIS SENIOR SUBORDINATED SECURED CONVERTIBLE NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE EXTENT AND IN THE MANNER SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF DECEMBER 30, 2005 BY AND AMONG SQUARE 1 BANK, PEQUOT PRIVATE EQUITY FUND III, L.P. AND PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P., TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR DEBT (AS DEFINED THEREIN).

No. [NOTE NO.]	$[PRINCIPAL AMOUNT]
Date: December 30, 2005

IRVINE SENSORS CORPORATION

SERIES 1 SENIOR SUBORDINATED SECURED CONVERTIBLE NOTE DUE

December 30, 2009

THIS NOTE is one of a series of duly authorized and issued senior secured promissory notes of Irvine Sensors Corporation, a Delaware corporation (the “Company”), designated as its Series 1 Senior Subordinated Secured Convertible Notes due December 30, 2009, in the aggregate principal amount of $7,445,493.00 (collectively, the “Series 1 Notes”).

FOR VALUE RECEIVED, the Company promises to pay to the order of [HOLDER] or its registered assigns (the “Holder”), the principal sum of [PRINCIPAL AMOUNT] Dollars $([PRINCIPAL AMOUNT]), on December 30, 2009 (the “Maturity Date”), or such earlier date as the Notes are required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the then outstanding principal amount of this Note in accordance with the provisions hereof. In addition, the Company shall pay to the order of the Holder interest on any principal or interest payable hereunder that is not paid in full when due, whether at the time of any stated interest payment date or maturity or by prepayment, acceleration or declaration or otherwise, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of 18% per annum (but in no event in excess of the maximum rate permitted under applicable law).

Interest payable under this Note shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which interest is payable.

Payments of principal and interest shall be made in lawful money of the United States of America to the Holder at its address as provided in Section 12 or by wire transfer to such account specified from time to time by the Holder hereof for such purpose as provided in Section 12.

The Holder is entitled to the benefits of the Security Agreements and the Guaranty.

1. Definitions. In addition to the terms defined elsewhere in this Note, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, dated as of December 30, 2005, among the Company and the Purchasers identified therein (the “Purchase Agreement”), and (b) the following terms have the meanings indicated:

“Conversion Date” means the date a Conversion Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) together with a Conversion Schedule pursuant to Section 6(a).

“Conversion Notice” means a written notice in the form attached hereto as Schedule 1.

“Conversion Price” means $2.60, subject to adjustment from time to time pursuant to Section 10.

“Current Market Price” means, on any calculation date, the arithmetic average of the VWAPs for each of the 20 consecutive Trading Days immediately preceding the applicable date.

“Daily Trading Volume” means on any given Trading Day the total volume of Common Stock traded on an Eligible Market as reported by Bloomberg L.P.

“Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder and may be sold by the Holder pursuant to an effective Registration Statement covering the Underlying Shares or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) such issuance would be permitted in full without violating Section 6(b) hereof or the rules or regulations of any Trading Market; (v) no

Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (vi) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; and (vii) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated.

“Event Equity Value” means 125% of the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value, provided that if the Company does not make such required payment (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) when due or, in the event the Company disputes in good faith the occurrence of the event pursuant to which such notice relates, does not instead deposit such required payment (together with such other payments, expenses and liquidated damages then due) in escrow with an independent third-party escrow agent within five Trading Days of the date such required payment is due, then the Event Equity Value shall be 125% of the greater of (a) the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value and (b) the average of the Closing Prices for the five Trading Days preceding the date on which such required payment (together with such other payments, expenses and liquidated damages) is paid in full.

“Factor” means 1.25, increased by 0.25 for each Interest Rate Adjustment Event occurring after the original issue of this Note.

“Interest Rate” has the meaning set forth in Section 2(a) herein.

“Interest Rate Adjustment Event” means any Interest Payment Date on which the Current Market Price exceeds the product of the Conversion Price and the Factor.

“Majority Holders” means Holders of a majority of the outstanding principal amount of all Notes.

“Original Issue Date” means December 30, 2005, regardless of the number of transfers of any particular Note and regardless of the number of New Notes that may be issued in respect of such transfers.

“Triggering Event” means any of the following events: (a) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of five or more Trading Days (which need not be consecutive Trading Days) in any 180 Trading Day period; (b) the exercise or conversion rights of the Holders pursuant to any Transaction Document are suspended for any reason other than pursuant to Section 6(b) of the Notes and Section 11 of the Warrants; (c) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Notes and Warrants or fails to have full authority, including under all laws, rules and regulations of any Trading Market, to issue such Underlying Shares (other than stockholder approval);

(d) at any time after the Closing Date, any Common Stock issuable pursuant to the Transaction Documents is not listed on an Eligible Market; (e) after the effectiveness of the Registration Statement, the Equity Conditions fail to be satisfied for five or more Trading Days (which need not be consecutive Trading Days) in any 180 Trading Day period; (f) the Company or any Subsidiary fails to make any cash payment required under any Transaction Document to which it is a party and such failure is not cured within five days after notice of such default is first given to the Company by a Holder; (g) the Company or any Subsidiary defaults in the timely performance of any other material obligation under any Transaction Document to which it is a party and such default continues uncured for a period of fifteen days after the date on which notice of such default is first given to the Company by a Holder (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within fifteen days); (h) the Company or any Subsidiary breaches in any material respect any of its representations or warranties under any Transaction Document to which it is a party; or (i) any change, event or circumstance that has had or could reasonably be expected to result in a Material Adverse Effect.

2. Principal and Interest.

(a) The Company shall pay interest to the Holder on the then outstanding principal amount of this Note at a rate of 3.5% per annum, as the same may be adjusted from time to time pursuant to the terms hereof (the “Interest Rate”). The Interest Rate shall be reduced from time to time by 50 basis points (0.5%) for each Interest Rate Adjustment Event (if any), as of the date of that Interest Rate Adjustment Event, but in no event below zero, provided that the Equity Conditions are satisfied on, and at all times during the sixty day period preceding, the applicable Interest Payment Date. Once reduced the Interest Rate shall not be subsequently increased as a result of an Interest Rate Adjustment Event. Interest shall be payable quarterly in arrears in cash on each of March 31, June 30, September 30 and December 31, except if such date is not a Trading Day in which case such interest shall be payable on the next succeeding Trading Day (each, an “Interest Payment Date”). The first Interest Payment Date shall be March 31, 2006. Subject to the limitations set forth in Section 6(b) below, the Holder may, upon written notice to the Company not less than 10 Trading Days prior to an Interest Payment Date, require the Company to pay such interest payable on such Interest Payment Date in shares of Common Stock in accordance with Section 2(d) below.

(b) The Company shall pay the principal balance of this Note to the Holder in 24 equal monthly installments (each, a “Monthly Installment”) commencing on December 30, 2007 (or such later date as the Holder may, in its sole discretion, determine by written notice to the Company) and continuing each month thereafter, except if such date is not a Trading Day in which case such Monthly Installment shall be payable on the next succeeding Trading Day (each, a “Principal Payment Date”), until the outstanding principal balance of this Note has been paid in full. If the Holder elects to convert any portion of the principal amount of this Note, that amount shall be applied as a credit to the next succeeding Monthly Installment or Monthly Installments, as applicable.

(c) Unless the Holder otherwise consents in writing, and subject to the limitations set forth in Section 6(b) below, the Company shall pay each Monthly Installment by issuing shares of Common Stock if (i) all of the Equity Conditions are satisfied on and at all times during the sixty days preceding the applicable Principal Payment Date (or the Holder otherwise waives in writing the Equity Conditions), and (ii) the arithmetic average of the VWAP for each of the 15 consecutive Trading Days prior to such Principal Payment Date is greater than $2.86 (as adjusted for any stock splits, stock combinations and similar events); provided, however, that, unless and to the extent waived by the Holder, the aggregate number of shares issuable by the Company to the Holder as payment in respect of such Monthly Installment shall not exceed 25% of the arithmetic average of the Daily Trading Volume for each of the 20 consecutive Trading Days preceding such Principal Payment Date. Any Monthly Installment or any portion thereof that is not required or permitted to be paid in Common Stock pursuant to this Section 2(c) shall be paid by the Company in cash on the applicable Principal Payment Date.

(d) In the event that the Company pays a Monthly Installment (or any portion thereof) in shares of Common Stock or the Holder elects to have interest paid in shares of Common Stock, the number of shares of Common Stock to be issued to the Holder as payment for such interest or Monthly Installment (or any portion thereof) shall be (i) with respect to interest, determined by dividing the aggregate amount of interest payable to the Holder by the Market Price (as defined below) as of the applicable Interest Payment Date, and rounding up to the nearest whole share, (ii) with respect to a Monthly Installment, determined by dividing the Monthly Installment (or any portion thereof) by the Conversion Price (as adjusted in accordance herewith) and rounding up to the nearest whole share, and (iii) paid to the Holder in accordance with Section 2(e) below. The term “Market Price” shall mean 93% of the arithmetic average of the VWAP for each of the 20 consecutive Trading Days prior to the applicable Principal Payment Date (not including such date).

(e) In the event that any interest or a Monthly Installment (or any portion thereof) is paid in Common Stock, the Company shall on such Interest Payment Date or Principal Payment Date, as applicable, (i) issue (or cause to be issued) and deliver (or cause to be delivered) to the Holder a certificate, bearing the restrictive legends set forth herein, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled, or (ii) at all times after (x) the Company is eligible to deliver its Common Stock electronically through The Depository Trust Company (the “DTC”) in connection with a resale by the Holder of such shares pursuant to the Registration Statement and (y) the Holder has notified the Company that this clause (ii) shall apply, credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with the DTC through its Deposit Withdrawal Agent Commission System.

(f) Notwithstanding the foregoing, the Holder may elect to defer (i) any Monthly Installment prior to its Principal Payment Date and/or (ii) any interest payment prior to its Interest Payment Date. If the Holder elects to defer a Monthly Installment and/or an interest payment, the Company shall pay such deferred Monthly Installment and/or interest payment (together with all other amounts that may be due and payable by the Company) on the Maturity Date or such earlier date as the Holder may otherwise elect in writing (but not prior to the Principal Payment Date or, if applicable, the Interest Payment Date, when it was otherwise due). If the Holder elects to defer a Monthly Installment and/or an interest payment, no interest shall accrue on any such deferred amounts.

(g) This Note may not be prepaid in whole or in part absent the consent of the Majority Holders.

3. Ranking and Covenants.

(a) Except as permitted in Section 4.10(a) of the Purchase Agreement, (i) no Indebtedness of the Company is senior to or on a parity with this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise, and (ii) the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any Indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.

(b) So long as any Notes are outstanding, neither the Company nor any Subsidiary shall, directly or indirectly, (i) redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition of its capital stock (other than pursuant to the Company’s stock option plan or similar employee incentive plan as described in Section 3.1(g) of the Purchase Agreement) or (ii) issue any Floating Price Security (as defined in Section 10(d)(ii)).

(c) If, at any time while any Note is outstanding, the Company or any Subsidiary (i) issues or incurs any Indebtedness for borrowed money, including, without limitation, Indebtedness evidenced by notes, bonds, debentures or other similar instruments, but excluding Indebtedness permitted in Section 4.10(a) of the Purchase Agreement, or (ii) effects any Subsequent Placement (other than the issuance of Common Stock pursuant to the definition of Excluded Stock except for clause (D) thereof), the Company shall notify the Holder of such event and offer to repurchase an amount of this Note from the Holder having an aggregate price (as determined below) equal to the lesser of (A) the aggregate amount of such Indebtedness or Subsequent Placement, and (B) the aggregate amount required to repurchase this entire Note pursuant to this Section 3(c). All Notes repurchased under this Section 3(c) shall be repurchased at a price equal to the greater of (x) the outstanding principal amount of the Notes purchased, plus all accrued but unpaid interest thereon through the date of payment, and (y) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes purchased (without regard to any restrictions on conversion) and the closing of such repurchase shall occur promptly upon notice from the Holder of an exercise of rights hereunder.

(d) The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) each Note (taking into account the adjustments set forth in Section 10 and subject to the limitations set forth in Section 6(b)), free from preemptive rights or any other contingent purchase rights of Persons other than the Holder. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized and issued and fully paid and nonassessable.

4. Registration of Notes. The Company shall register the Notes upon records to be maintained by the Company for that purpose (the “Note Register”) in the name of each record holder thereof from time to time. The Company may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest or principal hereon, and for all other purposes, absent actual notice to the contrary.

5. Registration of Transfers and Exchanges. This Note and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Note and the Purchase Agreement. The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

6. Conversion.

(a) At the Option of the Holder. All or any portion of this Note shall be convertible into shares of Common Stock (subject to the limitations set forth in Section 6(b)), at the option of the Holder, at any time and from time to time from and after the Original Issue Date. The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, plus the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date. The Holder shall effect conversions under this Section 6(a) by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 2 attached hereto (the “Conversion Schedule”). If the Holder is converting less than all of the principal amount of this Note, or if a conversion hereunder may not be effected in full due to the application of Section 6(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a Conversion Schedule indicating the principal amount (and accrued interest) which has not been converted.

(b) Certain Conversion Restrictions. Notwithstanding anything to the contrary contained herein or in the Transaction Documents, the maximum number of shares of Common Stock that the Company may issue in the aggregate pursuant to the Series 1 Notes shall equal 2,863,651 shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events) and the maximum number of shares of Common Stock that the Company may issue in the aggregate pursuant to the Series 1 Warrants shall equal 1,002,278 shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events) (collectively, the “Issuable Maximum,” which does not exceed 19.99% of the outstanding shares of Common Stock immediately preceding the Closing Date), unless the Company obtains stockholder approval. If, at the time any Holder requests an exercise of any of the Series 1 Warrants and/or a conversion of any of the Series 1 Notes (or the Company is required or permitted to pay in shares of Common Stock any principal or interest due under the Series 1 Notes), the Actual Minimum would cause the Issuable Maximum to be exceeded (and the Company has not previously obtained the required stockholder approval), then the Company shall issue to the Holder requesting such exercise and/or such conversion (and/or such payment of principal or interest) a number of shares of Common Stock not exceeding such Holder’s pro-rata portion of the Issuable Maximum (based on such Holder’s share (vis-à-vis other Holders) of the aggregate purchase price paid under the Purchase Agreement and taking into account any Underlying Shares previously issued to such Holder). With respect to the remainder of the unconverted principal amount (and accrued and unpaid interest thereon) of Notes then held by such Holder for which a conversion or a payment of principal or interest in Common Stock would result in an issuance of shares of Common Stock in excess of such Holder’s pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the “Excess Amount”), the applicable Holder shall have the right to require the Company to either: (1) obtain the Stockholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 60th day after such request, or (2) pay cash, in an amount equal to the Excess Amount (and accrued and unpaid interest thereon). If a Holder shall have elected the first option pursuant to the immediately preceding sentence and the Company shall have failed to obtain the Stockholder Approval on or prior to the 60th day after such request, then within three (3) days of such 60th day, the Company shall pay cash to such Holder an amount equal to Excess Amount (and accrued and unpaid interest thereon). Notwithstanding anything herein to the contrary, if on any date other than a Conversion Date: (A) the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding principal amount of Notes would exceed the Issuable Maximum, and (B) the Company shall not have previously obtained the Stockholder Approval, then, the Holder shall be entitled to require the Company to pay to it in cash an amount equal to the principal amount of Notes (and accrued and unpaid interest thereon) then held by such Holder for which a potential conversion on such date would result in an issuance of shares of Common Stock in excess of such Holder’s pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum. The outstanding principal amount of Notes shall be reduced by the Excess Amount upon the Holder’s receipt of the Excess Amount pursuant to the terms hereof. For the purposes hereof, “Actual Minimum” shall mean, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants, upon conversion in full of all Notes and upon any payment of principal or interest under the Notes.

(c) Limited Agreement Not to Vote Underlying Shares. Notwithstanding anything else to the contrary herein, in the event that the Company solicits the vote of its stockholders on any proposal to (i) issue any Underlying Shares in excess of the Issuable Maximum or (ii) issue securities of the Company in connection with the acquisition of the stock of Optex Systems, Inc., any Underlying Shares issued and outstanding at such time shall not be entitled to be voted to approve such proposals.

7. Mechanics of Conversion; Restrictive Legends.

(a) Upon conversion of this Note, the Company shall promptly (but in no event later than three Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. The Company shall, upon request of the Holder, use its reasonable best efforts to deliver the Underlying Shares hereunder electronically through the DTC in connection with a resale by the Holder of such shares pursuant to the Registration Statement.

(b) The Holder shall not be required to deliver the original Note in order to effect a conversion hereunder. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original Note and issuance of a New Note representing the remaining outstanding principal amount; provided that the cancellation of the original Note shall not be deemed effective until a certificate for such Underlying Shares is delivered to the Holder, or the Holder or its designee receives a credit for such Underlying Shares to its balance account with the DTC through its Deposit Withdrawal Agent Commission System. Upon surrender of this Note following one or more partial conversions, the Company shall promptly deliver to the Holder a New Note representing the remaining outstanding principal amount.

(c) The Company’s obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares (other than such limitations contemplated by this Note).

(d) If by the fifth Trading Day after a Conversion Date the Company fails to deliver or cause to be delivered to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), then the Holder will have the right to rescind such conversion.

(e) If by the third Trading Day after a Conversion Date the Company fails to deliver or cause to be delivered to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall either (i) pay cash to the Holder (in addition to any other remedies available to or elected by the Holder) in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the

Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(f) Each certificate for Underlying Shares shall bear a restrictive legend to the extent and as provided in the Purchase Agreement and any certificate issued at any time in exchange or substitution for any certificate bearing such legend, shall also bear such legend, unless, in the opinion of counsel for the holder thereof (which opinion shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

8. Events of Default.

(a) “Event of Default” means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment (free of any claim of subordination) of principal, interest or liquidated damages in respect of any Notes, as and when the same becomes due and payable (whether on a date specified for the payment of interest or the date on which the obligations under the Note mature or by acceleration, redemption, prepayment or otherwise);

(ii) the Company or any Significant Subsidiary defaults in any of its covenants or other obligations in respect of (A) any Indebtedness permitted by Section 4.10(a) of the Purchase Agreement, or (B) any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Significant Subsidiary in an amount exceeding $500,000, whether such Indebtedness now exists or is hereafter created, and any such default is not cured within the time permitted by such agreements; or any event or circumstance occurs that with notice or lapse of time would constitute such a default.

(iii) the Company or any Significant Subsidiary is in default under any contract or agreement, financial or otherwise, between the Company or any Significant Subsidiary, as applicable, and any other Person and such default involves claimed actual damages in excess of $1,000,000 or the other party thereto commences litigation or arbitration proceedings to exercise its rights and remedies under such contract or agreement as a consequence of such default and such default is not waived or cured within 90 days of the occurrence thereof;

(iv) there is entered against the Company or any Significant Subsidiary (A) a final judgment or order for the payment of money in an aggregate amount exceeding $1,000,000, or (B) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or any Significant Subsidiary;

(v) (i) the Company or any Significant Subsidiary is (A) debarred from contracting with any Government Authority, (B) suspended from contracting with any part of any Government Authority for more than 60 days, or (C) subject to a suspension which prevents the Company or any Significant Subsidiary from being granted an award, extension or renewal of a material Government Contract sought by the Company; (ii) a notice of termination for default shall have been issued under any material Government Contract and such notice has not been withdrawn in 60 days; (iii) an investigation by a Government Authority shall have been commenced in connection with any Government Contract or the Company which could result in criminal liability, suspension or debarment; or (iv) the termination of any material Government Contract due to fraud or willful misconduct;

(vi) any provision of any Transaction Document, at any time after the Original Issue Date, and for any reason other than as expressly permitted thereunder, ceases to be in full force and effect; or the Company or any Subsidiary contests in any manner the validity or enforceability of any Transaction Document or any provision thereof; or the Company or any Subsidiary denies that it has any or further liability or obligation under any Transaction Document, or purports to revoke, terminate or rescind any Transaction Documents;

(vii) any Security Agreement ceases to give the Agent (as defined in the Security Agreements) the primary benefits thereof, including a perfected, enforceable first priority security interest in, and Lien on, all of the Collateral (as defined therein) subject to the priority of security interests of the Indebtedness permitted under Section 4.10(a) of the Purchase Agreement;

(viii) the occurrence of a Triggering Event; or

(ix) the occurrence of a Bankruptcy Event.

(b) At any time or times following the occurrence of an Event of Default, the Holder shall have the option to elect, by notice to the Company (an “Event Notice”), to require the Company to repurchase all or any portion of (i) the outstanding principal amount of this Note, at a repurchase price equal to the greater of (A) 125% of such outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, or (B) the Event Equity Value of the Underlying Shares issuable upon conversion of such principal amount and all such accrued but unpaid interest thereon, and (ii) any Underlying Shares issued to the Holder upon conversion of Notes and then owned by the Holder, at a price per share equal to the Event Equity Value of such issuable and issued Underlying Shares. The aggregate amount payable pursuant to the preceding sentence is referred to as the “Event Price.” The Company shall pay the Event Price to the Holder no later than the third Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Holder shall deliver this Note and certificates evidencing any Underlying Shares so repurchased to the Company (to the extent such certificates have been delivered to the Holder).

(c) Upon the occurrence of any Bankruptcy Event, all amounts pursuant to Section 8(b) shall immediately become due and payable in full in cash, without any further action by the Holder.

(d) In connection with any Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right incidental thereto.

9. Charges, Taxes and Expenses. Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

10. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 10.

(a) Stock Dividends and Splits. If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this Section 10(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this Section 10(a) shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock described in Section 10(a)), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then the Company shall deliver to the Holder (on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to the date on which holders of Common Stock became entitled to receive such Distributed Property (without giving effect to any limitation on conversion in Section 6(b)).

(c) Fundamental Changes. If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock described in Section 10(a)), or (v) there is a Change of Control (each case in clauses (i) through (v) above, a “Fundamental Change”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive (except to the extent previously distributed to the Holder pursuant to Section 10(b)), for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Change (without giving effect to any limitation on conversion in Section 6(b)), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one share of Common Stock (the “Alternate Consideration”). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Change. In the event of a Fundamental Change, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

(x) this Note shall thereafter entitle the Holder to purchase the Alternate Consideration;

(y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Note and the other Transaction Documents; and

(z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Note, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Change, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Change, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving Person in such Fundamental Change shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving Person to comply with the provisions of this Section 10(c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change. If any Fundamental Change constitutes or results in a Change of Control, then at the request of the Holder, the Company (or any such successor or surviving entity) will purchase this Note from the Holder for a purchase price, payable in cash within five Trading Days after such request, equal to the greater of (x) 125% of such outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, and (y) the Event Equity Value of the Underlying Shares issuable upon conversion of such principal amount and all such accrued but unpaid interest thereon.

(d) Subsequent Equity Sales.

(i) If, at any time while this Note is outstanding, the Company directly or indirectly issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be reduced to equal (A) the Effective Price, if such issuance or deemed issuance occurs on or prior to June 30, 2007, or (B) if such issuance or deemed issuance occurs after June 30, 2007, an amount equal to the product of the Conversion Price then in effect multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock which the aggregate purchase price or exercise price for such Common Stock (plus, if applicable, the aggregate consideration received from the issuance of the Common Stock Equivalents) would purchase at the then current Conversion Price and the denominator shall be the number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii) If, at any time while this Note is outstanding, the Company directly or indirectly issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

(iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Common Stock and Common Stock Equivalents made pursuant to the definition of Excluded Stock, except for clause (D) thereof.

(e) Calculations. All calculations under this Section 10 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 10, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare and deliver to the Holder a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based.

(g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary (other than Incentives or pursuant to Incentives), (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for a Fundamental Change or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction.

11. No Fractional Shares. The Company shall not issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section 11, be issuable upon conversion of this Note, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

12. Notices. Any and all notices or other communications or deliveries hereunder (including any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 12 prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 12 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement, unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 12.

13. Miscellaneous.

(a) This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to the restrictions on transfer set forth herein, this Note may be assigned by the Holder. The Company shall not be permitted to assign this Note absent the prior written consent of the Holder.

(b) Subject to Section 12(a), nothing in this Note shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Note.

(c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCEPT FOR MATTERS GOVERNED BY CORPORATE LAW IN THE STATE OF DELAWARE), WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d) The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(f) In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Note to a price (if not otherwise adjusted) shall be amended to appropriately account for such event.

(g) This Note, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof. No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Majority Holders or, in the case of a waiver, by the Majority Holders. Any waiver executed by the Majority Holders shall be binding on the Company and all Holders. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. The restrictions set forth in Section 6(b) and 6(c) hereof may not be amended or waived.

(h) The Holder shall have no rights as a holder of Common Stock as a result of being a holder of this Note, except as required by law or rights expressly provided in this Note.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

IRVINE SENSORS CORPORATION

By
Name:
Title:

Schedule 1

FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert Note)

The undersigned hereby elects to convert the specified principal amount of Senior Secured Convertible Notes (the “Notes”) into shares of common stock, no par value (the “Common Stock”), of Irvine Sensors Corporation, a Delaware corporation, according to the conditions hereof, as of the date written below.

Date to Effect Conversion

Principal amount of Notes owned prior to conversion

Principal amount of Notes to be converted
(including accrued but unpaid interest thereon)

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Principal amount of Notes owned subsequent to Conversion

Name of Holder

By
Name:
Title:

Schedule 2

CONVERSION SCHEDULE

This Conversion Schedule reflects conversions of the Senior Secured Convertible Notes issued by Irvine Sensors Corporation

Date of Conversion	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion

SCHEDULE OF MATERIAL DIFFERENCES

Note No.	Name of Holder	Principal Amount
S-I-1	Pequot Private Equity Fund III, L.P.	$6,525,595.00
S-I-2	Pequot Offshore Private Equity Partners III, L.P.	$919,898.00

Appendix C

Series 2 Senior Subordinated Secured Convertible Note

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

THIS SENIOR SUBORDINATED SECURED CONVERTIBLE NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE EXTENT AND IN THE MANNER SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF DECEMBER 30, 2005 BY AND AMONG SQUARE 1 BANK, PEQUOT PRIVATE EQUITY FUND III, L.P. AND PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P., TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR DEBT (AS DEFINED THEREIN).

No. [NOTE NO.]	$[PRINCIPAL AMOUNT]
Date: December 30, 2005

IRVINE SENSORS CORPORATION

SERIES 2 SENIOR SUBORDINATED SECURED CONVERTIBLE NOTE DUE

December 30, 2007

THIS NOTE is one of a series of duly authorized and issued senior secured promissory notes of Irvine Sensors Corporation, a Delaware corporation (the “Company”), designated as its Series 2 Senior Subordinated Secured Convertible Notes due December 30, 2007, in the aggregate principal amount of $2,554,507.00 (collectively, the “Series 2 Notes”).

FOR VALUE RECEIVED, the Company promises to pay to the order of [HOLDER] or its registered assigns (the “Holder”), the principal sum of [PRINCIPAL AMOUNT] Dollars $([PRINCIPAL AMOUNT]), on December 30, 2007 (the “Maturity Date”), or such other date as the Notes are required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the then outstanding principal amount of this Note in accordance with the provisions hereof. In addition, the Company shall pay to the order of the Holder interest on any principal or interest payable hereunder that is not paid in full when due, whether at the time of any stated interest payment date or maturity or by prepayment, acceleration or declaration or otherwise, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of 18% per annum (but in no event in excess of the maximum rate permitted under applicable law).

Interest payable under this Note shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which interest is payable.

Payments of principal and interest shall be made in lawful money of the United States of America to the Holder at its address as provided in Section 12 or by wire transfer to such account specified from time to time by the Holder hereof for such purpose as provided in Section 12.

The Holder is entitled to the benefits of the Security Agreements and the Guaranty.

1. Definitions. In addition to the terms defined elsewhere in this Note, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, dated as of December 30, 2005, among the Company and the Purchasers identified therein (the “Purchase Agreement”), and (b) the following terms have the meanings indicated:

“Conversion Date” means the date a Conversion Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) together with a Conversion Schedule pursuant to Section 6(a).

“Conversion Notice” means a written notice in the form attached hereto as Schedule 1.

“Conversion Price” means $2.60, subject to adjustment from time to time pursuant to Section 10.

“Current Market Price” means, on any calculation date, the arithmetic average of the VWAPs for each of the 20 consecutive Trading Days immediately preceding the applicable date.

“Daily Trading Volume” means on any given Trading Day the total volume of Common Stock traded on an Eligible Market as reported by Bloomberg L.P.

“Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder and may be sold by the Holder pursuant to an effective Registration Statement covering the Underlying Shares or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) such issuance would be permitted in full without violating Section 6(b) hereof or the rules or regulations of any Trading Market; (v) no

Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (vi) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; and (vii) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated.

“Event Equity Value” means 125% of the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value, provided that if the Company does not make such required payment (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) when due or, in the event the Company disputes in good faith the occurrence of the event pursuant to which such notice relates, does not instead deposit such required payment (together with such other payments, expenses and liquidated damages then due) in escrow with an independent third-party escrow agent within five Trading Days of the date such required payment is due, then the Event Equity Value shall be 125% of the greater of (a) the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value and (b) the average of the Closing Prices for the five Trading Days preceding the date on which such required payment (together with such other payments, expenses and liquidated damages) is paid in full.

“Factor” means 1.25, increased by 0.25 for each Interest Rate Adjustment Event occurring after the original issue of this Note.

“Interest Rate” has the meaning set forth in Section 2(a) herein.

“Interest Rate Adjustment Event” means any Interest Payment Date on which the Current Market Price exceeds the product of the Conversion Price and the Factor.

“Majority Holders” means Holders of a majority of the outstanding principal amount of all Notes.

“Original Issue Date” means December 30, 2005, regardless of the number of transfers of any particular Note and regardless of the number of New Notes that may be issued in respect of such transfers.

“Triggering Event” means any of the following events: (a) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of five or more Trading Days (which need not be consecutive Trading Days) in any 180 Trading Day period; (b) the exercise or conversion rights of the Holders pursuant to any Transaction Document are suspended for any reason other than pursuant to Section 6(b) of the Notes and Section 11 of the Warrants; (c) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Notes and Warrants or fails to have full authority, including under all laws, rules and regulations of any Trading Market, to issue such Underlying Shares (other than stockholder approval);

(d) at any time after the Closing Date, any Common Stock issuable pursuant to the Transaction Documents is not listed on an Eligible Market; (e) after the effectiveness of the Registration Statement, the Equity Conditions fail to be satisfied for five or more Trading Days (which need not be consecutive Trading Days) in any 180 Trading Day period; (f) the Company or any Subsidiary fails to make any cash payment required under any Transaction Document to which it is a party and such failure is not cured within five days after notice of such default is first given to the Company by a Holder; (g) the Company or any Subsidiary defaults in the timely performance of any other material obligation under any Transaction Document to which it is a party and such default continues uncured for a period of fifteen days after the date on which notice of such default is first given to the Company by a Holder (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within fifteen days); (h) the Company or any Subsidiary breaches in any material respect any of its representations or warranties under any Transaction Document to which it is a party; or (i) any change, event or circumstance that has had or could reasonably be expected to result in a Material Adverse Effect.

2. Principal and Interest.

(a) The Company shall pay interest to the Holder on the then outstanding principal amount of this Note at a rate of 3.5% per annum, as the same may be adjusted from time to time pursuant to the terms hereof (the “Interest Rate”). The Interest Rate shall be reduced from time to time by 50 basis points (0.5%) for each Interest Rate Adjustment Event (if any), as of the date of that Interest Rate Adjustment Event, but in no event below zero, provided that the Equity Conditions are satisfied on, and at all times during the sixty day period preceding, the applicable Interest Payment Date. Once reduced the Interest Rate shall not be subsequently increased as a result of an Interest Rate Adjustment Event. Interest shall be payable quarterly in arrears in cash on each of March 31, June 30, September 30 and December 31, except if such date is not a Trading Day in which case such interest shall be payable on the next succeeding Trading Day (each, an “Interest Payment Date”). The first Interest Payment Date shall be March 31, 2006. Subject to the limitations set forth in Section 6(b) below, the Holder may, upon written notice to the Company not less than 10 Trading Days prior to an Interest Payment Date, require the Company to pay such interest payable on such Interest Payment Date in shares of Common Stock in accordance with Section 2(c) below.

(b) The Company shall pay the principal balance of this Note to the Holder on the Maturity Date (or such later date or dates (or schedule) as the Holder may, in its sole discretion, determine by written notice to the Company, but not later than December 30, 2009) (the “Principal Payment Date(s)”) in cash. Subject to the limitations set forth in Sections 2(c), 2(d) and 6(b) below, the Company may, upon written notice to the Holder not less than 10 Trading Days prior to a Principal Payment Date, pay the principal due on such Principal Payment Date in shares of Common Stock in accordance with Sections 2(c) and 2(d) below.

(c) In the event that principal or interest is to be paid in shares of Common Stock (subject to the limitations set forth in Section 6(b) below), the number of shares of Common Stock to be issued to the Holder as payment for such interest or principal shall be (i) with respect to interest, determined by dividing the aggregate amount of interest payable to the Holder by the

Market Price (as defined below) as of the applicable Interest Payment Date, and rounding up to the nearest whole share, (ii) with respect to principal, determined by dividing the principal balance by the Conversion Price (as adjusted in accordance herewith) and rounding up to the nearest whole share, and paid to the Holder in accordance with Section 2(e) below. The term “Market Price” shall mean 93% of the arithmetic average of the VWAP for each of the 20 consecutive Trading Days prior to the applicable Principal Payment Date (not including such date).

(d) The Company may make payments of the principal amount of this Note on a Principal Payment Date in shares of Common Stock pursuant to Section 2(b) if, and only if, (i) all of the Equity Conditions are satisfied on and at all times during the sixty days preceding such Principal Payment Date (or the Holder otherwise waives in writing the Equity Conditions), and (ii) the arithmetic average of the VWAP for each of the 15 consecutive Trading Days prior to such Principal Payment Date is greater than $2.86 (as adjusted for any stock splits, stock combinations and similar events); and in each case only to the extent that (unless and to the extent waived by the Holder) the aggregate number of shares issuable by the Company to the Holder as payment in respect of such Principal Payment Date does not exceed 25% of the arithmetic average of the Daily Trading Volume for each of the 20 consecutive Trading Days preceding such Principal Payment Date. Any payment of principal (or portion thereof) that is not permitted to be paid in Common Stock pursuant to this Section 2(d) shall be paid in cash by the Company on the applicable Principal Payment Date.

(e) In the event that any interest is paid in Common Stock, the Company shall on such Interest Payment Date or Principal Payment Date, as applicable, (i) issue (or cause to be issued) and deliver (or cause to be delivered) to the Holder a certificate, bearing the restrictive legends set forth herein, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled, or (ii) at all times after (x) the Company is eligible to deliver its Common Stock electronically through The Depository Trust Company (the “DTC”) in connection with a resale by the Holder of such shares pursuant to the Registration Statement and (y) the Holder has notified the Company that this clause (ii) shall apply, credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with the DTC through its Deposit Withdrawal Agent Commission System.

(f) Notwithstanding the foregoing, the Holder may elect to defer (i) any principal payment prior to the Principal Payment Date and/or (ii) any interest payment prior to its Interest Payment Date. If the Holder elects to defer an interest payment, the Company shall pay such deferred interest payment (together with all other amounts that may be due and payable by the Company) on the Maturity Date or such earlier date as the Holder may otherwise elect in writing (but not prior to the applicable Interest Payment Date when it was otherwise due). If the Holder elects to defer an interest payment, no interest shall accrue on any such deferred amounts.

(g) This Note may not be prepaid in whole or in part absent the consent of the Majority Holders.

3. Ranking and Covenants.

(a) Except as permitted in Section 4.10(a) of the Purchase Agreement, (i) no Indebtedness of the Company is senior to or on a parity with this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise, and (ii) the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any Indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.

(b) So long as any Notes are outstanding, neither the Company nor any Subsidiary shall, directly or indirectly, (i) redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition of its capital stock (other than pursuant to the Company’s stock option plan or similar employee incentive plan as described in Section 3.1(g) of the Purchase Agreement) or (ii) issue any Floating Price Security (as defined in Section 10(d)(ii)).

(c) If, at any time while any Note is outstanding, the Company or any Subsidiary (i) issues or incurs any Indebtedness for borrowed money, including, without limitation, Indebtedness evidenced by notes, bonds, debentures or other similar instruments, but excluding Indebtedness permitted in Section 4.10(a) of the Purchase Agreement, or (ii) effects any Subsequent Placement (other than the issuance of Common Stock pursuant to the definition of Excluded Stock except for clause (D) thereof), the Company shall notify the Holder of such event and offer to repurchase an amount of this Note from the Holder having an aggregate price (as determined below) equal to the lesser of (A) the aggregate amount of such Indebtedness or Subsequent Placement, and (B) the aggregate amount required to repurchase this entire Note pursuant to this Section 3(c). All Notes repurchased under this Section 3(c) shall be repurchased at a price equal to the greater of (x) the outstanding principal amount of the Notes purchased, plus all accrued but unpaid interest thereon through the date of payment, and (y) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes purchased (without regard to any restrictions on conversion) and the closing of such repurchase shall occur promptly upon notice from the Holder of an exercise of rights hereunder.

(d) The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) each Note (taking into account the adjustments set forth in Section 10 and subject to the limitations set forth in Section 6(b)), free from preemptive rights or any other contingent purchase rights of Persons other than the Holder. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized and issued and fully paid and nonassessable.

4. Registration of Notes. The Company shall register the Notes upon records to be maintained by the Company for that purpose (the “Note Register”) in the name of each record holder thereof from time to time. The Company may deem and treat the registered Holder of this

Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest or principal hereon, and for all other purposes, absent actual notice to the contrary.

5. Registration of Transfers and Exchanges. This Note and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Note and the Purchase Agreement. The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

6. Conversion.

(a) At the Option of the Holder. All or any portion of this Note shall be convertible into shares of Common Stock (subject to the limitations set forth in Section 6(b)), at the option of the Holder, at any time and from time to time from and after the Original Issue Date. The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, plus the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date. The Holder shall effect conversions under this Section 6(a) by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 2 attached hereto (the “Conversion Schedule”). If the Holder is converting less than all of the principal amount of this Note, or if a conversion hereunder may not be effected in full due to the application of Section 6(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a Conversion Schedule indicating the principal amount (and accrued interest) which has not been converted.

(b) Certain Conversion Restrictions. Notwithstanding anything to the contrary contained herein or in the Transaction Documents, this Series 2 Note shall not be convertible for any number of shares of Common Stock (nor shall the Company be required or permitted to pay in shares of Common Stock any principal or interest due under the Series 2 Notes), unless the Company obtains stockholder approval. The Holder acknowledges that if such stockholder approval is not obtained, the principal amount (and accrued and unpaid interest thereon) of this Series 2 Note shall be paid only in cash as, if and when due and payable in accordance with the terms of this Series 2 Note.

7. Mechanics of Conversion; Restrictive Legends.

(a) Upon conversion of this Note, the Company shall promptly (but in no event later than three Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. The Company shall, upon request of the Holder, use its reasonable best efforts to deliver the Underlying Shares hereunder electronically through the DTC in connection with a resale by the Holder of such shares pursuant to the Registration Statement.

(b) The Holder shall not be required to deliver the original Note in order to effect a conversion hereunder. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original Note and issuance of a New Note representing the remaining outstanding principal amount; provided that the cancellation of the original Note shall not be deemed effective until a certificate for such Underlying Shares is delivered to the Holder, or the Holder or its designee receives a credit for such Underlying Shares to its balance account with the DTC through its Deposit Withdrawal Agent Commission System. Upon surrender of this Note following one or more partial conversions, the Company shall promptly deliver to the Holder a New Note representing the remaining outstanding principal amount.

(c) The Company’s obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares (other than such limitations contemplated by this Note).

(d) If by the fifth Trading Day after a Conversion Date the Company fails to deliver or cause to be delivered to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), then the Holder will have the right to rescind such conversion.

(e) If by the third Trading Day after a Conversion Date the Company fails to deliver or cause to be delivered to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall either (i) pay cash to the Holder (in addition to any other remedies available to or elected by the Holder) in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(f) Each certificate for Underlying Shares shall bear a restrictive legend to the extent and as provided in the Purchase Agreement and any certificate issued at any time in exchange or substitution for any certificate bearing such legend, shall also bear such legend, unless, in the opinion of counsel for the holder thereof (which opinion shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

8. Events of Default.

(a) “Event of Default” means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment (free of any claim of subordination) of principal, interest or liquidated damages in respect of any Notes, as and when the same becomes due and payable (whether on a date specified for the payment of interest or the date on which the obligations under the Note mature or by acceleration, redemption, prepayment or otherwise);

(ii) the Company or any Significant Subsidiary defaults in any of its covenants or other obligations in respect of (A) any Indebtedness permitted by Section 4.10(a) of the Purchase Agreement, or (B) any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Significant Subsidiary in an amount exceeding $500,000, whether such Indebtedness now exists or is hereafter created, and any such default is not cured within the time permitted by such agreements; or any event or circumstance occurs that with notice or lapse of time would constitute such a default.

(iii) the Company or any Significant Subsidiary is in default under any contract or agreement, financial or otherwise, between the Company or any Significant Subsidiary, as applicable, and any other Person and such default involves claimed actual damages in excess of $1,000,000 or the other party thereto commences litigation or arbitration proceedings to exercise its rights and remedies under such contract or agreement as a consequence of such default and such default is not waived or cured within 90 days of the occurrence thereof;

(iv) there is entered against the Company or any Significant Subsidiary (A) a final judgment or order for the payment of money in an aggregate amount exceeding $1,000,000, or (B) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or any Significant Subsidiary;

(v) (i) the Company or any Significant Subsidiary is (A) debarred from contracting with any Government Authority, (B) suspended from contracting with any part of any Government Authority for more than 60 days, or (C) subject to a suspension which prevents the Company or any Significant Subsidiary from being granted an award, extension or renewal of a material Government Contract sought by the Company; (ii) a notice of termination for default shall have been issued under any material Government Contract and such notice has not been withdrawn in 60 days; (iii) an investigation by a Government Authority shall have been commenced in connection with any Government Contract or the Company which could result in criminal liability, suspension or debarment; or (iv) the termination of any material Government Contract due to fraud or willful misconduct;

(vi) any provision of any Transaction Document, at any time after the Original Issue Date, and for any reason other than as expressly permitted thereunder, ceases to be in full force and effect; or the Company or any Subsidiary contests in any manner the validity or enforceability of any Transaction Document or any provision thereof; or the Company or any Subsidiary denies that it has any or further liability or obligation under any Transaction Document, or purports to revoke, terminate or rescind any Transaction Documents;

(vii) any Security Agreement ceases to give the Agent (as defined in the Security Agreements) the primary benefits thereof, including a perfected, enforceable first priority security interest in, and Lien on, all of the Collateral (as defined therein) subject to the priority of security interests of the Indebtedness permitted under Section 4.10(a) of the Purchase Agreement;

(viii) the occurrence of a Triggering Event; or

(ix) the occurrence of a Bankruptcy Event.

(b) At any time or times following the occurrence of an Event of Default, the Holder shall have the option to elect, by notice to the Company (an “Event Notice”), to require the Company to repurchase all or any portion of (i) the outstanding principal amount of this Note, at a repurchase price equal to the greater of (A) 125% of such outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, or (B) the Event Equity Value of the Underlying Shares issuable upon conversion of such principal amount and all such accrued but unpaid interest thereon, and (ii) any Underlying Shares issued to the Holder upon conversion of Notes and then owned by the Holder, at a price per share equal to the Event Equity Value of such issuable and issued Underlying Shares. The aggregate amount payable pursuant to the preceding sentence is referred to as the “Event Price.” The Company shall pay the Event Price to the Holder no later than the third Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Holder shall deliver this Note and certificates evidencing any Underlying Shares so repurchased to the Company (to the extent such certificates have been delivered to the Holder).

(c) Upon the occurrence of any Bankruptcy Event, all amounts pursuant to Section 8(b) shall immediately become due and payable in full in cash, without any further action by the Holder.

(d) In connection with any Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right incidental thereto.

9. Charges, Taxes and Expenses. Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

10. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 10.

(a) Stock Dividends and Splits. If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this Section 10(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this Section 10(a) shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock described in Section 10(a)), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then the Company shall deliver to the Holder (on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to the date on which holders of Common Stock became entitled to receive such Distributed Property (without giving effect to any limitation on conversion in Section 6(b)).

(c) Fundamental Changes. If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock described in Section 10(a)), or (v) there is a Change of Control (each case in clauses (i) through (v) above, a “Fundamental Change”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive (except to the extent previously distributed to the Holder pursuant to Section 10(b)), for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Change (without giving effect to any limitation on conversion in Section 6(b)), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one share of Common Stock (the “Alternate Consideration”). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Change. In the event of a Fundamental Change, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

(x) this Note shall thereafter entitle the Holder to purchase the Alternate Consideration;

(y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Note and the other Transaction Documents; and

(z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Note, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Change, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Change, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving Person in such Fundamental Change shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving Person to comply with the provisions of this Section 10(c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change. If any Fundamental Change constitutes or results in a Change of Control, then at the request of the Holder, the Company (or any such successor or surviving entity) will purchase this Note from the Holder for a purchase price, payable in cash within five Trading Days after such request, equal to the greater of (x) 125% of such outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, and (y) the Event Equity Value of the Underlying Shares issuable upon conversion of such principal amount and all such accrued but unpaid interest thereon.

(d) Subsequent Equity Sales.

(i) If, at any time while this Note is outstanding, the Company directly or indirectly issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be reduced to equal (A) the Effective Price, if such issuance or deemed issuance occurs on or prior to June 30, 2007, or (B) if such issuance or deemed issuance occurs after June 30, 2007, an amount equal to the product of the Conversion Price then in effect multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock which the aggregate purchase price or exercise price for such Common Stock (plus, if applicable, the aggregate consideration received from the issuance of the Common Stock Equivalents) would purchase at the then current Conversion Price and the denominator shall be the number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii) If, at any time while this Note is outstanding, the Company directly or indirectly issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

(iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Common Stock and Common Stock Equivalents made pursuant to the definition of Excluded Stock, except for clause (D) thereof.

(e) Calculations. All calculations under this Section 10 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 10, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare and deliver to the Holder a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based.

(g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary (other than Incentives or pursuant to Incentives), (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for a Fundamental Change or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction.

11. No Fractional Shares. The Company shall not issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section 11, be issuable upon conversion of this Note, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

12. Notices. Any and all notices or other communications or deliveries hereunder (including any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 12 prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 12 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement, unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 12.

13. Miscellaneous.

(a) This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to the restrictions on transfer set forth herein, this Note may be assigned by the Holder. The Company shall not be permitted to assign this Note absent the prior written consent of the Holder.

(b) Subject to Section 12(a), nothing in this Note shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Note.

(c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCEPT FOR MATTERS GOVERNED BY CORPORATE LAW IN THE STATE OF DELAWARE), WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d) The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(f) In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Note to a price (if not otherwise adjusted) shall be amended to appropriately account for such event.

(g) This Note, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof. No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Majority Holders or, in the case of a waiver, by the Majority Holders. Any waiver executed by the Majority Holders shall be binding on the Company and all Holders. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. The restrictions set forth in Section 6(b) hereof may not be amended or waived.

(h) The Holder shall have no rights as a holder of Common Stock as a result of being a holder of this Note, except as required by law or rights expressly provided in this Note.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

IRVINE SENSORS CORPORATION

By
Name:
Title:

Schedule 1

FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert Note)

The undersigned hereby elects to convert the specified principal amount of Senior Secured Convertible Notes (the “Notes”) into shares of common stock, no par value (the “Common Stock”), of Irvine Sensors Corporation, a Delaware corporation, according to the conditions hereof, as of the date written below.

Date to Effect Conversion

Principal amount of Notes owned prior to conversion

Principal amount of Notes to be converted (including accrued but unpaid interest thereon)

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Principal amount of Notes owned subsequent to Conversion

Name of Holder

By
Name:
Title:

Schedule 2

CONVERSION SCHEDULE

This Conversion Schedule reflects conversions of the Senior Secured Convertible Notes issued by Irvine Sensors Corporation

Date of Conversion	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion

SCHEDULE OF MATERIAL DIFFERENCES

Note No.	Name of Holder	Principal Amount
S-II-1	Pequot Private Equity Fund III, L.P.	$2,238,895.00
S-II-2	Pequot Offshore Private Equity Partners III, L.P.	$315,612.00

Appendix D

Series 1 Warrant

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

IRVINE SENSORS CORPORATION

SERIES 1 WARRANT

Warrant No. [WARRANT NO.]	Dated: December 30, 2005

Irvine Sensors Corporation, a Delaware corporation (the “Company”), hereby certifies that, for value received, [NAME OF HOLDER] or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [WARRANT SHARES] shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $3.10 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from and after the date hereof and through and including the date that is four years from the date of issuance hereof (the “Expiration Date”), and subject to the following terms and conditions. This Warrant (this “Warrant”) is one of a series of similar Warrants issued pursuant to that certain Securities Purchase Agreement, dated as of December 30, 2005, by and among the Company and the Purchasers identified therein (the “Purchase Agreement”). All such Warrants are referred to herein, collectively, as the “Series 1 Warrants.”

1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Warrant and the Purchase Agreement. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4. Exercise and Duration of Warrants.

(a) Subject to the limitations set forth in Section 11 hereof, this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Expiration Date exceeds the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised, and subject to the limitations set forth in Section 11 hereof) on a “cashless exercise” basis at 6:30 P.M. New York City time on the Expiration Date. Notwithstanding anything to the contrary herein, the Expiration Date shall be extended for each day following the Effective Date that the Registration Statement is not effective.

(b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to this Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5. Delivery of Warrant Shares.

(a) Subject to Section 5(c) below and the limitations set forth in Section 11, upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue (or cause to be issued) and deliver (or cause to be delivered) to the Holder a certificate for Warrant Shares issuable upon such exercise, bearing the restrictive legends as set forth herein. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant

Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions in connection with a resale by the Holder of such shares pursuant to the Registration Statement.

(b) Subject to Section 5(c) below and the limitations set forth in Section 11 hereof, this Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) Notwithstanding anything to the contrary herein (but subject to the limitations in Section 11), upon any exercise of this Warrant, after the issuance of an aggregate of [WARRANT SHARES] shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events) pursuant to this Warrant, the Company shall, at its election, either (i) deliver the applicable Warrant Shares or (ii) pay cash to such Holder in an amount equal to the Black Scholes value of this Warrant with respect to the portion of this Warrant so exercised in excess of [WARRANT SHARES] shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events), determined as of the date of exercise (the “Cash Amount”). The portion of this Warrant in respect of which the Cash Amount has been paid shall be cancelled and retired and the Company shall have no further obligation with respect thereto.

(d) In addition to any other rights available to a Holder, if the Company fails to deliver or cause to be delivered to the Holder a certificate representing Warrant Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(e) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the

Company to the Holder in connection with the issuance of Warrant Shares (other than such limitations contemplated by this Warrant). Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(f) Each certificate for Warrant Shares shall bear a restrictive legend to the extent and as provided in the Purchase Agreement and any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend, unless, in the opinion of counsel for the Holder thereof (which opinion shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (unless previously distributed pursuant to Section 9(c)) (in each case, “Distributed Property”), then the Company shall deliver to the Holder (on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to the date on which holders of Common Stock became entitled to receive such Distributed Property.

(c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above), or (v) there is a Change of Control (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive), upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. In the event of a Fundamental Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

(x) this Warrant shall thereafter entitle the Holder to purchase the Alternate Consideration in accordance with this Section 9(c),

(y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Warrant and the Purchase Agreement, and

(z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a New Warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request.

(d) Subsequent Equity Sales.

(i) If, at any time while this Warrant is outstanding, the Company directly or indirectly issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock

(collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than the Exercise Price (as adjusted hereunder to such date), then, subject to the limitations set forth in Section 11 below, the Exercise Price shall be reduced to equal (x) the Effective Price, if such issuance occurs on or prior to June 30, 2007, or (y) if such issuance occurs after June 30, 2007, an amount equal to the product of the Exercise Price then in effect multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock which the aggregate purchase price or exercise price for such Common Stock (plus, if applicable, the aggregate consideration received from the issuance of the Common Stock Equivalents) would purchase at the then current Exercise Price and the denominator shall be the number of shares of Common Stock outstanding or deemed outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii) If, at any time while this Warrant is outstanding, the Company directly or indirectly issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

(iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Common Stock or Common Stock Equivalents made pursuant to the definition of Excluded Stock except for clause (D) thereof.

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a), (b) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

(h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary (other than Incentives or pursuant to Incentives), (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for a Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10. Payment of Exercise Price. The Holder, at its election, may either pay the Exercise Price in immediately available funds, or satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the Current Market Price (as of the date of such calculation) of one share of Common Stock .

B = the Exercise Price (as adjusted to the date of such calculation).

For purposes of this Warrant, the “Current Market Price” of one share of the Company’s Common Stock as of a particular date shall be determined as follows: (a) if traded on a national securities exchange or through the Nasdaq Stock Market, the Current Market Price shall be deemed to be the arithmetic average of the VWAPs for the five consecutive Trading Days immediately preceding the applicable date; (b) if traded over-the-counter but not on the Nasdaq Stock Market, the Current Market Price shall be deemed to be the average of the closing bid and asked prices as of five business days immediately prior to the date of exercise indicated in the Notice of Exercise; and (c) if there is no active public market, the Current Market Price shall be the fair market value of the Common Stock as of the date of exercise, as determined by an independent appraiser selected in good faith by the Holder.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein or in the Transaction Documents, the maximum number of shares of Common Stock that the Company may issue in the aggregate pursuant to the Series 1 Notes shall equal 2,863,651 shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events) and the maximum number of shares of Common Stock that the Company may issue in the aggregate pursuant to the Series 1 Warrants shall equal 1,002,278 shares of Common Stock (as adjusted for any stock splits, stock combinations and similar events) (collectively, the “Issuable Maximum,” which does not exceed 19.99% of the outstanding shares of Common Stock immediately preceding the Closing Date), unless the Company obtains stockholder approval. If, at the time any Holder requests an exercise of any of the Series 1 Warrants and/or a conversion of any of the Series 1 Notes (or the Company is required or permitted to pay in shares of Common Stock any principal or interest due under the Series 1 Notes), the Actual Minimum would cause the Issuable Maximum to be exceeded (and if the Company has not previously obtained the required stockholder approval), then the Company shall issue to the Holder requesting such exercise and/or such conversion (and/or such payment of principal or interest) a number of shares of Common Stock not exceeding such Holder’s pro-rata portion of the Issuable Maximum (based on such Holder’s share (vis-à-vis other Holders) of the aggregate purchase price paid under the Purchase Agreement and taking into account any Warrant Shares previously issued to such Holder), and the balance shall be paid in cash as provided in Section 5(c) above. For the purposes hereof, “Actual Minimum” shall mean, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants, without giving effect to (x) any limits on the number of shares of Common Stock that may be owned by a Holder at any one time, or (y) any additional Underlying Shares that could be issuable as a result of any future possible adjustments made under Section 9(d).

12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant

Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share or right to purchase the nearest whole share, as the case may be.

13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by a nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement, unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 13.

14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15. Extension of Expiration Date. At the option of the Holder, the Expiration Date may be extended for the number of Trading Days during any period occurring after the Required Effectiveness Date in which (i) trading in the Common Stock is suspended by any Trading Market, (ii) the Registration Statement is not effective, or (iii) the prospectus included in the Registration Statement may not be used by the Holders for the resale of Registrable Securities thereunder.

16. Miscellaneous.

(a) Notwithstanding anything else to the contrary herein, in the event that the Company solicits the vote of its stockholders on any proposal to (i) issue any Underlying Shares in excess of the Issuable Maximum or (ii) issue securities of the Company in connection with the acquisition of Optex Systems, Inc., any Underlying Shares issued and outstanding at such time shall not be entitled to be voted to approve such proposals, to the extent required by the rules and regulations of the Trading Market.

(b) Subject to the restrictions on transfer set forth on the first page hereof and in Section 3, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction or with the prior written consent of the Holder. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns. The restrictions set forth in Sections 11 and 16(a) hereof may not be amended or waived.

(c) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

(d) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR MATTERS GOVERNED BY CORPORATE LAW IN THE STATE OF DELAWARE). EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(e) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(f) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(g) The Holder shall have no rights as a holder of Common Stock as a result of being a holder of this Warrant, except as required by law or rights expressly provided in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

IRVINE SENSORS CORPORATION

By:
Name:
Title:

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: IRVINE SENSORS CORPORATION

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Irvine Sensors Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	“Cash Exercise” under Section 10

☐	“Cashless Exercise” under Section 10

4.	If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the Holder _______________ Warrant Shares in accordance with the terms of the Warrant.

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

7.	The undersigned hereby represents and warrants that the undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and that the undersigned is acquiring the Warrant Shares for its own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof in violation of applicable securities laws, without prejudice, however, to the undersigned’s rights at all times to sell or otherwise dispose of all or any part of such Warrant Shares in compliance with applicable federal and state securities laws.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Exercise Notice to be duly executed as of the date indicated below.

Dated: ,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Irvine Sensors Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Irvine Sensors Corporation with full power of substitution in the premises.

Dated:                             ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

___________________________

SCHEDULE OF MATERIAL DIFFERENCES

Warrant No.	Name of Holder	Warrant Shares
S-I-1	Pequot Private Equity Fund III, L.P.	878,446
S-I-2	Pequot Offshore Private Equity Partners III, L.P.	123,832

Appendix E

Series 2 Warrant

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

IRVINE SENSORS CORPORATION

SERIES 2 WARRANT

Warrant No. [WARRANT NO.]	Dated: December 30, 2005

Irvine Sensors Corporation, a Delaware corporation (the “Company”), hereby certifies that, for value received, [NAME OF HOLDER] or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [WARRANT SHARES] shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $3.10 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from and after the date hereof and through and including the date that is four years from the date of issuance hereof (the “Expiration Date”), and subject to the following terms and conditions. This Warrant (this “Warrant”) is one of a series of similar Warrants issued pursuant to that certain Securities Purchase Agreement, dated as of December 30, 2005, by and among the Company and the Purchasers identified therein (the “Purchase Agreement”). All such Warrants are referred to herein, collectively, as the “Series 2 Warrants.”

1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Warrant and the Purchase Agreement. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4. Exercise and Duration of Warrants.

(a) Subject to the limitations set forth in Section 11 hereof, this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Expiration Date exceeds the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised, and subject to the limitations set forth in Section 11 hereof) on a “cashless exercise” basis at 6:30 P.M. New York City time on the Expiration Date. Notwithstanding anything to the contrary herein, the Expiration Date shall be extended for each day following the Effective Date that the Registration Statement is not effective.

(b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to this Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue (or cause to be issued) and deliver (or cause to be delivered) to the Holder a certificate for Warrant Shares issuable upon such exercise, bearing the restrictive legends as set forth herein. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon request of the

Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions in connection with a resale by the Holder of such shares pursuant to the Registration Statement.

(b) Subject to the limitations set forth in Section 11 hereof, this Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) In addition to any other rights available to a Holder, if the Company fails to deliver or cause to be delivered to the Holder a certificate representing Warrant Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares (other than such limitations contemplated by this Warrant). Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(e) Each certificate for Warrant Shares shall bear a restrictive legend to the extent and as provided in the Purchase Agreement and any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend, unless, in the opinion of counsel for the Holder thereof (which opinion shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (unless previously distributed pursuant to Section 9(c)) (in each case, “Distributed Property”), then the Company shall deliver to the Holder (on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to the date on which holders of Common Stock became entitled to receive such Distributed Property.

(c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above), or (v) there is a Change of Control (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive), upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. In the event of a Fundamental Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

(x) this Warrant shall thereafter entitle the Holder to purchase the Alternate Consideration in accordance with this Section 9(c),

(y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Warrant and the Purchase Agreement, and

(z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a New Warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request.

(d) Subsequent Equity Sales.

(i) If, at any time while this Warrant is outstanding, the Company directly or indirectly issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than the Exercise Price (as adjusted hereunder to such date), then, subject to the limitations set forth in Section 11 below, the Exercise Price shall be reduced to equal (x) the Effective Price, if such issuance occurs on or prior to June 30, 2007, or (y) if such issuance occurs after June 30, 2007, an amount equal to the product of the Exercise Price then in effect multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding prior to such issuance plus the number of shares of Common Stock which the aggregate purchase price or exercise price for such Common Stock (plus, if applicable, the aggregate consideration received from the issuance of the Common Stock Equivalents) would purchase at the then current Exercise Price and the denominator shall be the number of shares of Common Stock outstanding or deemed outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii) If, at any time while this Warrant is outstanding, the Company directly or indirectly issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

(iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Common Stock or Common Stock Equivalents made pursuant to the definition of Excluded Stock except for clause (D) thereof.

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a), (b) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

(h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary (other than Incentives or pursuant to Incentives), (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for a Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10. Payment of Exercise Price. The Holder, at its election, may either pay the Exercise Price in immediately available funds, or satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the Current Market Price (as of the date of such calculation) of one share of Common Stock .

B = the Exercise Price (as adjusted to the date of such calculation).

For purposes of this Warrant, the “Current Market Price” of one share of the Company’s Common Stock as of a particular date shall be determined as follows: (a) if traded on a national securities exchange or through the Nasdaq Stock Market, the Current Market Price shall be deemed to be the arithmetic average of the VWAPs for the five consecutive Trading Days immediately preceding the applicable date; (b) if traded over-the-counter but not on the Nasdaq Stock Market, the Current Market Price shall be deemed to be the average of the closing bid and asked prices as of five business days immediately prior to the date of exercise indicated in the Notice of Exercise; and (c) if there is no active public market, the Current Market Price shall be the fair market value of the Common Stock as of the date of exercise, as determined by an independent appraiser selected in good faith by the Holder.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein or in the Transaction Documents, this Series 2 Warrant shall not be exercisable for any number of shares of Common Stock, unless the Company obtains stockholder approval. The Holder acknowledges that if such stockholder approval is not obtained prior to the expiration of this Series 2 Warrant, it shall become null and void without ever having been exercisable by the Holder.

12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share or right to purchase the nearest whole share, as the case may be.

13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by a nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement, unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 13.

14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15. Extension of Expiration Date. At the option of the Holder, the Expiration Date may be extended for the number of Trading Days during any period occurring after the Required Effectiveness Date in which (i) trading in the Common Stock is suspended by any Trading Market, (ii) the Registration Statement is not effective, or (iii) the prospectus included in the

Registration Statement may not be used by the Holders for the resale of Registrable Securities thereunder.

16. Miscellaneous.

(a) Notwithstanding anything else to the contrary herein, in the event that the Company solicits the vote of its stockholders on any proposal to (i) issue any Underlying Shares in excess of the Issuable Maximum or (ii) issue securities of the Company in connection with the acquisition of Optex Systems, Inc., any Underlying Shares issued and outstanding at such time shall not be entitled to be voted to approve such proposals, to the extent required by the rules and regulations of the Trading Market.

(b) Subject to the restrictions on transfer set forth on the first page hereof and in Section 3, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction or with the prior written consent of the Holder. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns. The restrictions set forth in Sections 11 and 16(a) hereof may not be amended or waived.

(c) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

(d) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR MATTERS GOVERNED BY CORPORATE LAW IN THE STATE OF DELAWARE). EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS),

AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(e) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(f) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(g) The Holder shall have no rights as a holder of Common Stock as a result of being a holder of this Warrant, except as required by law or rights expressly provided in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

IRVINE SENSORS CORPORATION

By:
Name:
Title:

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: IRVINE SENSORS CORPORATION

The undersigned is the Holder of Warrant No.                      (the “Warrant”) issued by Irvine Sensors Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

☐ “Cash Exercise” under Section 10

☐ “Cashless Exercise” under Section 10

4.	If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the Holder Warrant Shares in accordance with the terms of the Warrant.

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of Warrant Shares.

7.	The undersigned hereby represents and warrants that the undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and that the undersigned is acquiring the Warrant Shares for its own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof in violation of applicable securities laws, without prejudice, however, to the undersigned’s rights at all times to sell or otherwise dispose of all or any part of such Warrant Shares in compliance with applicable federal and state securities laws.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Exercise Notice to be duly executed as of the date indicated below.

Dated:	,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          the right represented by the within Warrant to purchase                      shares of Common Stock of Irvine Sensors Corporation to which the within Warrant relates and appoints                      attorney to transfer said right on the books of Irvine Sensors Corporation with full power of substitution in the premises.

Dated:                    ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

_____________________

SCHEDULE OF MATERIAL DIFFERENCES

Warrant No.	Name of Holder	Warrant Shares
S-II-1	Pequot Private Equity Fund III, L.P.	301,390
S-II-2	Pequot Offshore Private Equity Partners III, L.P.	42,486

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IRVINE SENSORS CORPORATION

2006 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Irvine Sensors Corporation, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated                 , 2006, and the Annual Report on Form 10-K for the fiscal year ended October 2, 2005, and hereby appoints Robert G. Richards and John C. Carson, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 7, 2006 at 2:00 p.m., Pacific Time, at the Agres Hotel, 325 South Bristol Street, Costa Mesa, California 92626, and at any adjournment or adjournments thereof, and to vote all shares of equity securities to which the undersigned would be entitled, if then and there personally present, on the matters set forth below:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 5 AND FOR PROPOSALS 1,2,3,4,6 and 7, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

(Continued and to be marked, signed and dated on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ FOLD AND DETACH HERE Δ

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1.	To approve the issuance of 2,692,308 shares of the Company’s common stock (the “Common Stock”) to Timothy Looney to purchase the remaining 30% of the capital stock of Optex Systems, Inc. (“Optex”);	FOR ☐	AGAINST ☐	ABSTAIN ☐	5.	To elect nine directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified.

2.	To approve the issuance of 982,503 shares of Common Stock upon conversion of Series 2 senior subordinated secured convertible notes in the aggregate principal amount of $2,554,507 issued to Pequot to finance the Company’s acquisition of 70% of the capital stock of Optex (the “Acquisition”), the issuance of 343,876 shares of Common Stock upon the exercise of related Series 2 warrants and the issuance of additional shares of Common Stock for the repayment of interest under all notes and any anti-dilution adjustments under all notes and warrants issued to Pequot;	FOR ☐	AGAINST ☐	ABSTAIN ☐		FOR ALL nominees listed below (except as marked to the contrary below) ☐ 01 Mel R. Brashears 02 John C. Carson 03 Marc Dumont 04 Martin Hale, Jr.	WITHHOLD AUTHORITY to vote for ALL nominees listed below ☐ 05 Thomas M. Kelly 06 Clifford Pike 07 Frank Ragano 08 Robert G. Richards 09 Chris Toffales

3.	To approve the issuance of a warrant to purchase up to 84,860 shares of Common Stock, and the issuance of the underlying shares of Common Stock upon exercise of such warrant, to the holder of the Company’s senior secured bank debt, which debt was used to finance the Acquisition;	FOR ☐	AGAINST ☐	ABSTAIN ☐		(Instruction: To withhold the authority to vote for any individual nominee, write the number of that nominee in the space provided below.)

4.	To approve the issuance of 192,308 shares of Common Stock to a consulting firm owned by one of the Company’s directors in lieu of payment of a cash success fee earned in connection with the Acquisition, and the issuance of additional shares of Common Stock in the future should such director earn additional success fees under a consulting agreement;	FOR ☐	AGAINST ☐	ABSTAIN ☐	6.	To approve the Irvine Sensors Corporation 2006 Stock Incentive Plan and to authorize the issuance of 1,900,000 shares of Common Stock thereunder;	FOR ☐	AGAINST ☐	ABSTAIN ☐
					7.	To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending October 1, 2006; and	FOR ☐	AGAINST ☐	ABSTAIN ☐
					8.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Dated:	, 2006

Signature

Signature
(This proxy should be marked, dated, signed by the stockholder(s) exactly as his name appears hereon and returned promptly in the enclosed envelope. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such. If shares are held by joint tenants or as community property, both should sign.)

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK,	DO NOT FOLD, STAPLE OR MUTILATE.
SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

---------------------------------------------------------------------------------------------------------------------------------------------------------

Δ FOLD AND DETACH HERE Δ